UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.     )

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Soliciting Material Pursuant to Section 240.14a-12

IGI Laboratories, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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IGI LABORATORIES, INC.
105 Lincoln Avenue
Buena, New Jersey 08310

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 15, 2009

To the Stockholders of IGI Laboratories, Inc.

The Annual Meeting of Stockholders of IGI Laboratories, Inc. will be held at Buena Vista Country Club, 301 Country Club Lane, Buena, New Jersey, 08310, on Friday, May 15, 2009, at 10:00 a.m. local time. The purposes of the Annual Meeting are as follows:

1.

To elect four directors to serve until the next Annual Meeting of Stockholders and until their respective successors have been elected and qualified;

2.

To approve (i) the issuance and sale of our Series B-1 Convertible Preferred Stock and the common stock into which it converts as part of a private placement that will result in the Investors owning approximately 49.5% of our outstanding common stock, on an as-converted basis, (ii) the change of control that may result from such issuance and the associated rights of the holders of the Series B-1 Convertible Preferred Stock, and (iii) the issuance of warrants to purchase our common stock to our placement agent in the private placement;

3.

To approve the issuance of shares of our common stock upon the conversion of the principal amount of the $500,000 secured line of credit agreement with Pinnacle Mountain Partners, LLC, a company owned by Dr. Edward and Jane Hager, significant stockholders of ours, and in the case of Mrs. Hager, a director of ours, at a conversion rate of $0.41 per share; and

4.

To transact such other business as may properly come before the Annual Meeting and any adjournments thereof.

Our Board of Directors has fixed April 3, 2009 as the record date for the Annual Meeting. Owners of shares of our common stock, Series A Convertible Preferred Stock and Series B-1 Convertible Preferred Stock at the close of business on the record date are entitled to notice of, and to vote at, the Annual Meeting and any adjournments thereof.

A copy of our Annual Report to Stockholders for the year ended December 31, 2008, which contains financial statements and other information of interest to stockholders, accompanies this Notice and the enclosed Proxy Statement.

WE URGE YOU TO VOTE YOUR SHARES PROMPTLY. TO VOTE YOUR SHARES, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ACCOMPANYING PROXY CARD PROMPTLY. PLEASE REFER TO THE ENCLOSED PROXY CARD FOR SPECIFIC VOTING INSTRUCTIONS.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD
ON MAY 15, 2009: The Notice of Annual Meeting, Proxy Statement and 2008 Annual

Report to Stockholders are available on our website

at www.askigi.com/content/investor_relations.htm

By Order of the Board of Directors,

Justine Kostka, Secretary

Buena, New Jersey

April 17, 2009

TABLE OF CONTENTS

		Page

Introduction		1

Proposal No. 1 - Election of Directors		5

Section 16(a) Beneficial Ownership Reporting Compliance		8

Structure and Practices of the Board of Directors		9

Executive Compensation		17

Report of the Audit Committee		22

Relationship with Independent Public Accountants		23

Proposal No. 2 - Approval of (i) the issuance and sale of our Series B-1 Convertible Preferred Stock and the common stock into which it converts as part of a private placement that will result in the Investors owning approximately 49.5% of our outstanding common stock, on an as-converted basis, (ii) the change of control that may result from such issuance and the associated rights of the holders of the Series B-1 Convertible Preferred Stock, and (iii) the issuance of warrants to purchase our common stock to our financial advisor in the private placement.		24

Proposal No. 3 - Approval of the issuance of shares of our common stock upon the conversion of the principal amount of the $500,000 secured line of credit agreement with Pinnacle Mountain Partners, LLC, a company owned by Dr. Edward and Jane Hager, significant stockholders of ours, and in the case of Mrs. Hager, a director of ours, at a conversion rate of $0.41 per share.		36

Certain Relationships and Related Transactions		39

Security Ownership of Certain Beneficial Owners and Management		42

Stockholder Proposals for 2010 Annual Meeting		47

Incorporation by Reference		47

Other Matters		47

Form of Voting Agreement	Annex A-1
Voting Agreement (Federico Buonanno)	Annex A-2
Voting Agreement (Terrence O'Donnell)	Annex A-3
Securities Purchase Agreement	Annex B
Certificate of Designation	Annex C
Form of Notes	Annex D
Form of Warrant	Annex E
Rockport Warrant	Annex F

IGI LABORATORIES, INC.
105 Lincoln Avenue
Buena, New Jersey 08310

_______________________________

PROXY STATEMENT

The Board of Directors is furnishing stockholders this Proxy Statement to solicit proxies to be voted at our Annual Meeting of Stockholders, which we refer to in these proxy materials as our Annual Meeting. Our Annual Meeting will be held on Friday, May 15, 2009, at 10:00 a.m. local time at Buena Vista Country Club, 301 Country Club Lane, Buena, New Jersey, 08310. This Proxy Statement, including the Notice of Annual Meeting of Stockholders and the accompanying proxy card, together with our Annual Report to Stockholders for the year ended December 31, 2008 were first mailed or given to our stockholders on or about April 17, 2009.

Each proxy received will be voted as you direct it to be voted. If you do not indicate on your proxy how you want your vote counted, your proxy will be voted

•

FOR electing the nominees named below as directors;

•

FOR the approval of (i) the issuance and sale of our Series B-1 Convertible Preferred Stock and the common stock into which it converts as part of a private placement that will result in the Investors owning approximately 49.5% of our outstanding common stock, on an as-converted basis, (ii) the change of control that may result from such issuance and the associated rights of the holders of the Series B-1 Convertible Preferred Stock, and (iii) the issuance of warrants to purchase our common stock to our placement agent in the private placement, which transactions we collectively refer to in this proxy statement as the Private Placement; and

•

FOR approval of the issuance of shares of our common stock upon the conversion of the principal amount of the $500,000 secured line of credit agreement with Pinnacle Mountain Partners, LLC, a company owned by Dr. Edward and Jane Hager, significant stockholders of ours, and in the case of Mrs. Hager, a director of ours, at a conversion rate of $0.41 per share, which transaction we refer to in this proxy statement as the Credit Agreement Conversion.

If you are a stockholder of record (that is, your stock is registered directly in your name on the books of our transfer agent, American Stock Transfer and Trust Company), you can revoke your proxy or change your vote at any time before it is exercised by giving written notice to our Secretary specifying such revocation. If you hold your shares in “street name” as a beneficial owner (that is, your broker, bank or other nominee hold stock in your account and not directly in your name), you can revoke your proxy by contacting your broker, bank or other nominee and submitting a later dated voting instruction card. Votes are tabulated by American Stock Transfer and Trust Company and the results will be reported at the Annual Meeting.

Holders of our common stock, Series A Convertible Preferred Stock, which we refer to in this proxy statement as our Series A Preferred Stock, and Series B-1 Convertible Preferred Stock, which we refer to in this proxy statement as our Series B-1 Preferred Stock, will vote together as a single class and on an as-converted basis to elect the four director nominees named later in this proxy statement. Pursuant to the terms of our Certificate of Designation for our Series B-1 Preferred Stock and Series B-2 Preferred Stock, our Series B-1 Preferred Stock is presently entitled to elect one director to serve on our Board of Directors. Joyce Erony currently serves on our Board of Directors as the designee of the holders of Series B-1 Preferred Stock. The holders of Series B-1 Preferred Stock have informed us that they intend to re-elect Ms. Erony at the Annual Meeting to serve as its designee. Because Ms. Erony will be elected by the holders of our Series B-1 Preferred Stock, her election will not be voted on by holders of our common stock and Series A Preferred Stock.

Holders of our common stock and Series A Preferred Stock will vote together as a single class and, in the case of the Series A Preferred Stock, on an as-converted basis to approve the Private Placement and the Credit Agreement Conversion. Holders of our Series B-1 Preferred Stock will not vote to approve the Private Placement or the Credit Agreement Conversion and their shares will not be counted in determining the number of votes cast with respect to such proposals. In addition, we received verbal confirmation from the NYSE Euronext that so long as Pinnacle Mountain Partners LLC remains a party to the Conversion Agreement (as discussed in Proposal No. 3 below), the vote of Pinnacle and its affiliates (including Jane Hager, a significant stockholder and a director of ours), as our stockholders, will not be considered for purposes of obtaining stockholder approval of the Private Placement in Proposal No. 2 or the Credit Agreement Conversion in Proposal No. 3. Pursuant to the Conversion Agreement, as a result of this verbal confirmation by the NYSE Euronext, we may unilaterally terminate the Conversion Agreement prior to receipt of stockholder approval without notice to Pinnacle and Pinnacle and its affiliates (including Mrs. Hager) will then be considered for determining whether the stockholder approval of the Private Placement was obtained. In addition, under the terms of the Purchase Agreement, which is described in greater detail in Proposal No. 2 below, we have agreed not to terminate the Conversion Agreement except upon the written request of the Investors and upon receipt of such written request, we will terminate the Conversion Agreement. In the event that the Conversion Agreement is terminated prior to receipt of stockholder approval of the Credit Agreement Conversion, it is currently expected that Proposal No. 3 would be withdrawn by the Board of Directors at the recommendation of management prior to the Annual Meeting.

In connection with the Private Placement, certain holders of our capital stock entered into a voting agreement, which we refer to as the Voting Agreement in this proxy statement, with the Investors, pursuant to which these holders agreed to vote or execute and deliver a written consent in favor of approving the Private Placement and any matter that could reasonably be expected to facilitate the consummation of the Private Placement and against approval of any proposal made in opposition to or in competition with consummation of the Private Placement, or against our liquidation or winding up. In addition, these holders also agreed to vote or provide a written consent in favor of the Credit Agreement Conversion and against any proposal made in opposition to or in competition with the consummation of the Credit Agreement Conversion. As of the Record Date, these holders represent approximately 44.2% of the voting power of the outstanding shares of capital stock entitled to vote at the Annual Meeting with regard to Proposal No. 2 and Proposal No. 3, or who represent approximately 51.7% of the voting power of the outstanding shares of capital stock entitled to vote at the Annual Meeting with regard to Proposal No. 2 and Proposal No. 3 if the Conversion Agreement is terminated and Mrs. Hager and her affiliates are permitted pursuant to the rules of the NYSE Amex to vote with respect to such matters. Accordingly, if the Conversion Agreement is terminated and Mrs. Hager and her affiliates are permitted pursuant to the rules of the NYSE Amex to vote with respect to Proposal No. 2, then stockholder approval of Proposal No. 2 is expected to be assured.

If you complete and properly sign the accompanying proxy card and return it to us, your proxy will be voted as you direct. If you are a stockholder of record as of the close of business on April 3, 2009, which we refer to in the proxy materials as the Record Date, and attend the Annual Meeting, you may deliver your completed proxy card in person, or vote in person at the Annual Meeting (proxy cards will be available at the Annual Meeting for that purpose), or revoke a previously submitted proxy and complete a new proxy.

However, if you hold your shares in “street name” as a beneficial owner, your broker may vote your shares on your behalf unless you have previously informed your broker not to do so or if your broker does not have discretionary authority to vote on such matter; otherwise,

a)

you must return your voting instructions to your broker or nominee (that is, the holder of record); or

b)

if you wish to vote in person at the Annual Meeting, you must obtain from the record holder and bring to the Annual Meeting a proxy signed by the record holder identifying you as the beneficial owner of the shares and giving you the right to vote the shares at the Annual Meeting. (You may not use the voting instruction form provided by your broker or nominee to vote in person at the Annual Meeting).

Only holders of record of our 14,941,712 outstanding shares of common stock, 50 outstanding shares of our Series A Preferred Stock, and 202.9 outstanding shares of Series B-1 Preferred Stock, as of the close of business on the Record Date, will be entitled to vote at the Annual Meeting. Each holder of shares of our common stock on the Record Date is entitled to one vote for each share of our common stock held by that holder. Each holder of shares of our Series A Preferred Stock on the Record Date is entitled to a number of votes for each share of Series A Preferred Stock held by such holder equal to the number of shares of common stock into which such share of Series A Preferred Stock is then convertible. As of the Record Date, each share of Series A Preferred Stock was convertible into 10,000 shares of our common stock. Each holder of shares of our Series B-1 Preferred Stock on the Record Date is entitled to a number of votes for each share of Series B-1 Preferred Stock held by such holder equal to the number of shares of common stock into which such share of Series B-1 Preferred Stock is then convertible. As of the Record Date, each share of Series B-1 Preferred Stock was convertible into 14,634 shares of our common stock.

If you abstain from voting, your shares will be counted as shares present and entitled to vote in determining the presence of a quorum for the Annual Meeting, but your shares will not be voted in determining approval of any matter submitted to stockholders for a vote. Abstentions related to a proposal which requires approval upon the affirmative vote of a majority of the votes cast, which does not include the election of directors, will have the same effect as a vote against the proposal. Abstentions have no impact on the election of directors because directors are elected by a plurality of votes cast at the Annual Meeting. If you do not provide voting instructions to your broker and your broker indicates on its proxy card that it does not have discretionary authority to vote on a particular proposal, your shares will be considered to be “broker non-votes” with regard to that matter. Brokers generally have discretionary authority to vote on routine matters, such as the uncontested election of directors. Broker non-votes will be considered to be represented for purposes of determining a quorum but generally will not be considered to be entitled to vote with respect to that proposal. Broker non-votes will have no effect on the voting results with respect to the election of directors or with respect to Proposal No. 2 or Proposal No. 3. Thus, a broker non-vote will make a quorum more readily obtainable, but a broker non-vote will not otherwise affect the outcome of the proposals being voted upon at the Annual Meeting. With respect to a proposal that requires a majority of the outstanding shares (of which there are none for this Annual Meeting), a broker non-vote has the same effect as a vote against the proposal.

Votes Required

The holders of capital stock representing a majority of the outstanding voting power of all outstanding shares of our common stock, Series A Preferred Stock and Series B-1 Preferred Stock entitled to vote at the Annual Meeting shall constitute a quorum for the transaction of business at the Annual Meeting. Shares of our common stock, Series A Preferred Stock and Series B-1 Preferred Stock present in person or represented by proxy (including shares which abstain or do not vote with respect to one or more of the matters presented for stockholder approval) will be counted for purposes of determining whether a quorum exists at the Annual Meeting.

Proposal No. 1 - Election of Directors. The affirmative vote of a plurality of the votes cast at the Annual Meeting is required for the election of directors. A properly executed proxy marked “Withhold Authority” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although such proxy will be counted for purposes of determining whether there is a quorum.

Proposal No. 2 - Private Placement. The affirmative vote of a majority of the votes cast is required to approve the Private Placement.

Proposal No. 3 - Credit Agreement Conversion. The affirmative vote of a majority of the votes cast is required to approve the Credit Agreement Conversion.

Holders of our Series B-1 Preferred Stock will not vote to approve Proposal No. 2 or Proposal No. 3 and their shares will not be counted in determining the number of votes cast with respect to such proposal. In addition, so long as Pinnacle Mountain Partners LLC remains a party to the Conversion Agreement, the vote of Pinnacle and its affiliates (including Mrs. Hager), as our stockholders, will not be considered for purposes of obtaining stockholder approval of Proposal No. 2 or Proposal No. 3 and their shares will not be counted in determining the number of votes cast with respect to such proposal. Pursuant to the Conversion Agreement, we may unilaterally terminate the Conversion Agreement prior to receipt of stockholder approval without notice to Pinnacle and Pinnacle and its affiliates (including Mrs. Hager) will then be considered for determining whether the stockholder approval of the Private Placement was obtained. In the event that the Conversion Agreement is terminated prior to receipt of stockholder approval of Proposal No. 3, it is currently expected that Proposal No. 3 would be withdrawn by the Board of Directors at the recommendation of management prior to the Annual Meeting. Accordingly, if the Conversion Agreement is terminated and Mrs. Hager and her affiliates are permitted pursuant to the rules of the NYSE Amex to vote with respect to Proposal No. 2, then stockholder approval of Proposal No. 2 is expected to be assured.

PROPOSAL NO. 1 - ELECTION OF DIRECTORS

Directors

At the Annual Meeting, holders of our common stock, Series A Preferred Stock and Series B-1 Preferred Stock, voting as a single class and on an as-converted basis, will vote to elect four members to our Board of Directors by plurality of the votes cast. Our Board of Directors has proposed the following nominees: Terrence O’Donnell, Stephen J. Morris, Rajiv Mathur and Jane E. Hager.

Joyce Erony currently serves on our Board of Directors as the designee of the holders of Series B-1 Preferred Stock. The holders of Series B-1 Preferred Stock have informed us that they intend to re-elect Ms. Erony at the annual meeting to serve as its designee. Because Ms. Erony will be elected by the holders of our Series B-1 Preferred Stock, her election will not be voted on by holders of our common stock and Series A Preferred Stock.

All of the four nominees are currently serving as our directors. None of our directors, executive officers or nominees for director is related by family to any other director, executive officer or nominee for director. If any nominee for director is unavailable to serve, we solicit discretionary authority to vote to elect another person unless we reduce the size of the Board of Directors. Each director will serve until the next annual meeting of stockholders, and until his or her successor has been elected and qualified, or until his or her earlier resignation or removal. We have no reason to believe that any nominee will not be available for election as a director for the prescribed term.

The following table sets forth information regarding each of our current directors according to the information furnished to us by each such director:

Name	Age	Positions Currently held with IGI	Committee Membership	Director of IGI Since
Terrence O’Donnell	65	Director	A, C, N	1993 - Present

Stephen J. Morris	76	Director	C, N	1999 - Present

Rajiv Mathur	54	Director, President and Chief Executive Officer	—	2005 - 2006 2006 - Present

Jane E. Hager	63	Director	A, C, N	1982 - 2003 2007 - Present

Joyce Erony (1)	49	Director	—	2009 - Present

(1)  Ms. Erony was appointed to our Board of Directors on March 13, 2009 in connection with the closing of the Private Placement. See “Proposal No. 2” for a discussion of the Private Placement transaction.

A - Audit Committee

C - Organization and Compensation Committee

N - Nominating and Corporate Governance Committee

Name	Principal Occupation, Other Business Experience and Other Directorships

Terrence O’Donnell

Executive Vice President and General Counsel, Textron Inc., since
March 2000; Member of the Law Firm of Williams & Connolly,
Washington, D.C., since April 1991 and from March 1977 to October
1989; General Counsel of Department of Defense from October 1989 to
March 1991; Special Assistant to President Ford from August 1974 to
January 1977; Deputy Special Assistant to President Nixon from May
1972 to August 1974; Director of ePlus, Inc.

Stephen J. Morris

Chairman of Pure Energy Corporation, a developer of cleaner burning motor fuels and production technologies to produce bio-chemicals, since
September 2003; co-founder and General Manager of John Morris Sons,
Inc., a hotel and restaurant enterprise, which Mr. Morris owned and managed from July 1958 to December 1998; co-founder and Advisor of
International Scientific Communications, a scientific publishing company, since 1969.

Rajiv Mathur

President and Chief Executive Officer of IGI, Laboratories Inc. since
January 1, 2007; Director from September 12, 2005 to November 30,
2006 and from December 12, 2006 to present; Vice President of Skin
Care Operations, Cardinal Health Topical Technologies, a pharmaceutical manufacturing, distribution and marketing company, from April 2001 to
December 29, 2006; President of Consumer Products Division; Senior
Vice President of Operations and Vice President of Research and
Development at IGI Laboratories Inc. from 1992 to 2001. Mr. Mathur holds an MBA and a Bachelor of Science, Pharmacy.

Jane E. Hager

President of Prescott Investment Corp., since 1991 and Pinnacle Mountain
Partners, LLC since 2002; Managing Member of Gulf Coast Investment
Partners, LLC since 2003 and Angelfish Investments, LLC since 2004, all of which are real estate development and/or investment companies. She is a founder and past director of IGI, Laboratories Inc. from 1982 to 2003 and Novavax, Inc. [NASDAQ] from 1995 to 2002. Mrs. Hager is also a founding director and Chair of the Audit Committee of Centrix Bank &
Trust, Bedford, NH [OTCBB] since 1999 and a director of ZSGenetics,
Stoddard, NH since 2006, a gene expression and sequencing company.

Joyce Erony

Managing Director of Signet Healthcare Partners. Prior to joining Signet,
Ms. Erony spent 14 years (1991-2004) at Salomon Brothers Inc., Salomon
Smith Barney, Inc. and ultimately Citigroup, which acquired the former companies, most recently as Managing Director responsible for
Citigroup’s activities in Specialty Pharmaceuticals. Prior to joining
Citigroup, Ms. Erony worked as an economist (1983-1991), primarily at the World Bank and International Finance Corporation advising various international development agencies and multilateral organizations.

Name	Principal Occupation, Other Business Experience and Other Directorships

Ms. Erony has served as a director of Dow Pharmaceutical Sciences, Inc.,
Control Delivery Systems, Inc. and Atlantis Components, Inc. She
currently serves as a director of Peak Surgical and Anteis, S.A. and
ORBIS International. Ms. Erony holds a Diploma in International Law and Economics from the London School of Economics and Political
Science (1982) and a BS in Management from Case Western Reserve
University (1981).

Independence of Directors

Our Board of Directors has determined that Terrence O’Donnell, Stephen J. Morris, Jane E. Hager and Joyce Erony are independent directors pursuant to the independence standards established by the NYSE Amex and U.S. Securities & Exchange Commission (SEC).

For information relating to shares of our common stock held by each of the directors, see “Security Ownership of Certain Beneficial Owners and Management.”

Board Recommendation

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF THE FOUR NOMINEES, TERRENCE O’DONNELL, STEPHEN J. MORRIS, RAJIV MATHUR AND JANE E. HAGER LISTED ABOVE.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors, executive officers and holders of more than 10% of our common stock (“Reporting Persons”) to file with the SEC and the NYSE Amex initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. SEC regulations also require such persons to furnish us with copies of all such reports. Based solely on our review of copies of reports filed by Reporting Persons and furnished to us, we believe that, except as set forth below, during 2008 our officers, directors and holders of more than 10% of our common stock complied with all Section 16(a) filing requirements. During 2008, Frank Gerardi filed three late Form 4’s relating to three transactions, Steve Morris filed one late Form 4 relating to one transaction, Terrence O’Donnell filed one late Form 4 in 2008 relating to 17 transactions in 2007 and Jane Hager filed one late Form 4 relating to 4 transactions.

STRUCTURE AND PRACTICES OF THE BOARD OF DIRECTORS

Corporate Governance Principles

Our Certificate of Incorporation, together with all amendments and Certificate of Designations, our Bylaws, and the charters of the Audit Committee, Nominating and Corporate Governance Committee, and Organization and Compensation Committee, provide the framework for our management and governance.

Our Board of Directors is elected by and responsible to our stockholders. Except with respect to matters reserved to stockholders, the Board of Directors is our ultimate decision making body. In that capacity, the Board of Directors takes an engaged and focused approach to its responsibilities and duties, and sets standards to better ensure that we are committed to business success and enhancement of stockholder value by maintaining the highest standard of responsibility and ethics. The Board of Directors has designed its governance approach to be a working structure for principled actions, effective decision-making and appropriate monitoring of both compliance and performance. Joyce Erony is the current chairwoman of our Board of Directors.

Our employees, managers and officers conduct our business under the direction of senior management and the leadership of our Chief Executive Officer, who are accountable to the Board of Directors and ultimately to the stockholders. Management is responsible for the day-to-day operation of our business, strategic planning, budgeting, financial reporting and risk management.

Committees of the Board of Directors

Our Board of Directors has an Audit Committee, a Nominating and Corporate Governance Committee, and an Organization and Compensation Committee. The present compositions of the committees of the Board of Directors are set forth below.

The members of the committees are as follows:

Audit Committee	Nominating and Corporate Governance Committee	Organization and Compensation Committee

Jane E. Hager* Terrence O’Donnell	Terrence O’Donnell* Jane E. Hager Stephen J. Morris	Stephen J. Morris* Terrence O’Donnell Jane E. Hager

* - Denotes Chairman

Organization and Compensation Committee. Our Board of Directors has adopted a charter governing the duties and responsibilities of the Organization and Compensation

Committee. The full text of the charter of the Organization and Compensation Committee is available on our website at www.askigi.com. Pursuant to the charter, the purposes of the Committee are to: (i) recommend to the Board of Directors compensation arrangements for the Chief Executive Officer and other executive officers and review their responsibilities and performance and plans for their succession; and (ii) approve compensation arrangements for and changes in other corporate officers. In furtherance of this purpose, the Committee shall have the following goals and responsibilities:

•

Review with appropriate representatives of our management our organizational structure and, in particular, the responsibilities and performance of executive officers and, from time to time, senior operations executives and the plans for their succession; and to report at least annually thereon to the Board of Directors.

•

Consider appropriate competitive data and recommend to the Board of Directors compensation and fringe benefits (except pensions generally applicable to salaried employees) for executive officers.

•

Consider appropriate competitive data, and any recommendation made by the Chief Executive Officer and approve: (i) executive salary structure; and (ii) compensation and fringe benefits (except pensions generally applicable to salaried employees) for other corporate officers.

•

In connection with our annual incentive compensation programs, each year: (i) review and approve the Chief Executive Officer’s goals and his/her performance against those goals; (ii) approve annual incentive compensation targets; (iii) approve an annual incentive compensation award for the Chief Executive Officer, other executive officers and other corporate officers; (iv) review the annual performance objectives of the other executive officers; and (v) review annual incentive compensation awards for senior operations executives.

•

Review with appropriate officers: (i) changes in corporate officers; (ii) policy on matters pertaining to compensation; (iii) special benefits and perquisites; (iv) each year on a retrospective basis, compensation changes made in the prior year to determine whether policies established by the Committee have been executed as intended and are achieving the intended result; (v) each year on a retrospective basis, corporate results against corporate goals; and (vi) any other matter of concern to the Committee relating to our overall corporate organization or compensation policy.

The members of the Organization and Compensation Committee are Terrence O’Donnell, Jane E. Hager and Stephen J. Morris (Chair). We believe that the composition and functioning of the Organization and Compensation Committee complies with all applicable requirements of the Sarbanes-Oxley Act of 2002, NYSE Amex and SEC rules and regulations, including those regarding the independence of the Organization and Compensation Committee Members. During our 2008 fiscal year, the Organization and Compensation Committee met two times.

Audit Committee. The Audit Committee has been established for the purpose of overseeing our accounting and financial reporting processes and the audit of our annual financial statements, as well as our internal controls and audit functions. The Audit Committee operates under a written charter adopted by the Board of Directors. The full text of the charter of the Audit Committee is available on our website at www.askigi.com.

As described more fully in the Audit Committee Charter, the purpose of the Audit Committee is to assist the Board of Directors in fulfilling its responsibilities to stockholders concerning our accounting and reporting practices, and to facilitate open communication between the Audit Committee, the Board of Directors, our outside auditor and management. The Audit Committee is required to discharge its responsibilities, and assess the information provided by our management and the outside auditor, in accordance with its business judgment. In exercising its business judgment, the Audit Committee is required to rely on the information and advice provided by management and/or our outside auditor. Pursuant to its charter, the function of the Audit Committee includes:

•

to provide the opportunity for direct communication between the Board of Directors and our external auditors;

•

to monitor the design and maintenance of our system of internal accounting controls;

•

to select, evaluate and, if necessary, replace the external auditor;

•

to review the results of internal and external audits as to the reliability and integrity of the financial and operating information systems established to monitor compliance with our policies, plans and procedures and with laws and regulations; and

•

to review the relationship between us and the external auditors and to ascertain the independence of the external auditors.

The members of the Audit Committee are Jane E. Hager (Chair) and Terrence O’Donnell. We believe that the composition and functioning of our audit committee complies with all applicable requirements of the Sarbanes-Oxley Act of 2002, NYSE Amex and SEC rules and regulations, including those regarding the independence of the Audit Committee members. The Board of Directors has determined that Jane E. Hager is an “audit committee financial expert” as currently defined under the SEC’s rules implementing Section 407 of the Sarbanes-Oxley Act of 2002. The Audit Committee met four times during the 2008 fiscal year. A report of the Audit Committee is set forth herein.

Nominating and Corporate Governance Committee. Our Board of Directors has adopted a charter governing the duties and responsibilities of the Nominating and Corporate Governance Committee. The full text of the charter of the Nominating and Corporate Governance Committee is available on our website at www.askigi.com. Pursuant to the charter, the purpose of the Nominating and Corporate Governance Committee is to identify individuals qualified to become members of our Board of Directors, and to recommend that our Board of

Directors select the director nominees for the next annual meeting of stockholders, to develop and recommend to the Board of Directors a set of corporate governance principles applicable to us, and to make recommendations on compensation of the Board of Directors. In furtherance of such purpose, the Nominating and Corporate Governance Committee shall have the following goals and responsibilities:

•

To identify, review and recommend to the Board of Directors qualified candidates for director nominees to fill any existing or anticipated vacancy on the Board of Directors;

•

To identify, review and recommend to the Board of Directors, prior to each year’s annual meeting of stockholders, successors to the class of directors whose term shall then expire (including any director in such class proposing to stand for election to another term), and additional director nominees, if any, for election to the Board of Directors on whose behalf the Board of Directors will solicit proxies;

•

To recommend to the Board of Directors the size of the Board of Directors;

•

To review and make recommendations to the Board of Directors with respect to suggestions for director nominees made by stockholders to the Board of Directors or to management in accordance with our Bylaws;

•

To review annually the Board of Director’s overall performance and oversee the annual performance evaluation for each of its committees;

•

To recommend to the Board of Directors whether resignations tendered by members who have had a substantial change in their job responsibilities should be accepted;

•

To review annually the Board of Directors committee structure, charters and membership and, in consultation with the Chairman of the Board of Directors, recommend to the Board of Directors changes, if any; and to recommend to the Board of Directors the assignment of members of the Board of Directors to the various committees and appointment, rotation or removal of committee chairs;

•

To review and make recommendations to the Board of Directors with respect to changes in directors’ compensation and benefits; and

•

To develop and recommend to the Board of Directors a set of corporate governance guidelines and to review the guidelines at least annually and recommend changes as necessary.

The Nominating and Corporate Governance Committee shall have sole authority to retain and terminate any consulting firm to assist it in carrying out its duties and responsibilities, as the committee may deem appropriate in its sole discretion. The Nominating and Corporate Governance Committee shall have sole authority to approve related fees and other retention terms.

The Nominating and Corporate Governance Committee’s process for recruiting and selecting nominees is for Committee members to attempt to identify individuals who are thought to have certain minimum qualifications, including appropriate business background and experience, industry specific knowledge and general reputation and expertise that would allow them to contribute as effective directors to our governance, and who are willing to serve as directors of a public company. To date, we have not engaged any third party to assist in identifying or evaluating potential nominees. After a possible candidate is identified, the individual meets with various members of the Committee to ascertain his or her interest and willingness to serve, and Committee members discuss among themselves the individual’s potential to be an effective member of the Board of Directors. If the discussions and evaluation are positive, the individual is recommended by the Nominating and Corporate Governance Committee to the entire Board of Directors.

The entire Board of Directors, including the Nominating and Corporate Governance Committee, approved the nomination of the candidates reflected in Proposal No. 1. The Nominating and Corporate Governance Committee will consider stockholder recommendations for candidates to serve on the Board of Directors. The name of any recommended candidate for director, together with pertinent biographical information, a document indicating the candidate’s willingness to serve if elected, and evidence of the nominating stockholder’s ownership of our common stock should be sent to the Nominating and Corporate Governance Committee c/o IGI Laboratories, Inc., Corporate Secretary, 105 Lincoln Avenue, Buena, New Jersey 08310. To date, the Nominating and Corporate Governance Committee has not adopted a specific formal policy with respect to the consideration of director candidates recommended by stockholders. If a director candidate is recommended by a stockholder, the Nominating and Corporate Governance Committee expects to evaluate such candidate in the same manner it evaluates director candidates it identifies.

The members of the Nominating and Corporate Governance Committee are Terrence O’Donnell (Chair), Jane E. Hager and Stephen J. Morris. We believe that the composition of the Nominating and Corporate Governance Committee complies with all applicable requirements of the Sarbanes-Oxley Act of 2002, NYSE Amex and SEC rules and regulations, including those regarding the independence of the Nominating and Corporate Governance Committee members. The Nominating and Corporate Governance Committee met one time during the 2008 fiscal year. Since the Nominating and Corporate Governance Committee is composed solely of non-management directors, all nominees for director at the Annual Meeting were nominated by non-management directors.

Board Meeting and Attendance

During our 2008 fiscal year, our Board of Directors met six times. Each director attended at least 75% of the total number of meetings of the Board of Directors and each committee of the board on which such director served.

Stockholder Communications with Directors and Director Attendance at Annual Meetings

Stockholders who wish to send communications to our Board of Directors may do so by sending them c/o IGI Laboratories, Inc., Corporate Secretary, 105 Lincoln Avenue, Buena, New Jersey 08310. Such communications may be addressed either to specified individual directors or the entire Board of Directors. The Secretary will have the discretion to screen and not forward to directors communications that the Secretary determines are communications unrelated to our business or governance, commercial solicitations, offensive, obscene, or otherwise inappropriate. The Secretary will, however, compile all stockholder communications that are not forwarded and such communications will be available to any director.

It is the policy of our Board of Directors that directors are strongly encouraged to attend all annual stockholder meetings. Each of our directors serving at the time attended the 2008 annual meeting of stockholders.

Director Compensation

Director Options. In September 1999, our Board of Directors adopted the 1999 Director Stock Option Plan, which we refer to as the 1999 Plan. Under the 1999 Plan, on January 2 of each year, (i) each non-employee director is granted a stock option to purchase 15,000 shares of our common stock; and (ii) each of the Chairmen of the Audit Committee and the Organization and Compensation Committee is granted additional stock options to purchase 15,000 and 10,000 shares of our common stock, respectively. Additionally, under the 1999 Plan, each newly elected director will receive a stock option grant to purchase 15,000 shares of our common stock at the time of his or her election. In addition, on October 3, 2008, the Board of Directors granted Mrs. Hager an additional option to purchase 50,000 shares of common stock in consideration of exceptional service on our Board of Directors. All of such options will be granted at an exercise price equal to the closing price of our common stock on the NYSE Amex on the date of grant. All options granted under the 1999 Plan become 100% vested 12 months after the date of grant.

During 2008, we granted the number of options that were granted under the 1999 Director Stock Option Plan as listed in the footnotes to the table set forth below.

Director Fees. Our Board of Directors adopted the 1998 Directors Stock Plan in October 1998 to provide each outside director with the right to receive shares of our common stock as director compensation in lieu of cash payments of director fees, thereby encouraging ownership in our securities by the directors. Each non-employee director receives $2,000 in value of shares of our common stock for each meeting of the Board of Directors he or she attends in person, $1,000 in value of shares of our common stock for each telephonic meeting of the Board of Directors attended, $500 in value of shares of our common stock for each committee meeting attended which is held on the same day as a meeting of the Board of Directors, $1,000 in value of shares of our common stock for each committee meeting attended which is not held on the same day as a meeting of the Board of Directors, and up to $5,000 in value of shares of our common stock annually for the Chairmen of certain committees of the Board of Directors as determined at the discretion of our Board of Directors. The fees are payable quarterly and the number of shares of common stock issued to each director is determined by dividing the fees payable for the quarter by the closing price of our common stock on the last business day of the applicable quarter.

At the meeting of the Board of Directors held on July 19, 2002, the directors unanimously expressed their willingness to accept a significant reduction in the amount of the share grants to be received under the 1998 Plan as compensation for service on the Board of Directors in an effort to provide us with their personal support, commitment and assistance at a pivotal time in our growth and development. In furtherance thereof during the July 19, 2002 meeting, the members of the Board of Directors collectively agreed to a 50% reduction in the amount of the share grant fee compensation payable to each director under the 1998 Plan for the third and fourth quarters of 2002. At the meeting of the Board of Directors on July 23, 2003, a resolution was unanimously adopted providing that unless, until, and only in the event that we return to profitability shall the directors’ compensation be prospectively restored to the full amounts provided by the 1998 Plan as in effect prior to the directors’ voluntary 50% reduction program in effect since July 19, 2002. Our Board of Directors has continued to honor this commitment in support of our future success.

2008 Director Compensation

Name of Director	Fees Earned or Paid in Cash ($)	Stock Awards ($) (1) (2)	Option Awards ($) (1) (3) (4)	Total ($)

Terrence O’Donnell	—	6,750	12,718	19,468

Stephen J. Morris	—	6,750	21,217	27,967

Rajiv Mathur	—	—	—	—

Jane E. Hager	—	6,250	67,779	74,029

(1)

The amount reflected in this column reflects the dollar amount recognized in accordance with Statement of Financial Accounting Standard No. 123R, “Share Based Payments” for financial statement purposes for 2008.

(2)

The dollar amount reflected in this column equals (i) the number of shares granted to the director pursuant to our 1998 Directors Stock Plan multiplied by (ii) the closing price of our common stock on the effective date of the grant.

(3)

As of December 31, 2008, the aggregate amount of shares of common stock that can be acquired by each director pursuant to outstanding option awards for Terrence O’Donnell, Stephen J. Morris and Jane E. Hager are 210,000, 182,016 and 160,000 (excluding an option to purchase 10,000 shares of common stock held by Ms. Hager that expired on December 31, 2008). During 2008 we granted to each of Terrence O’Donnell, Stephen J.

Morris and Jane E. Hager options to purchase 15,000, 25,000 and 80,000 shares of our common stock, respectively.

(4)

We issued the options in this column at a strike price equal to the fair market value of the closing price of our common stock on the date of the grant. We valued these options using a Black-Scholes model. In the model, we used an expected life of five and one-half (5.5) years to value the ten (10) year options that we issued. We used an interest rate equal to the yield on treasury bonds that have approximately five and one-half (5.5) years remaining until maturity and uses the volatility of our stock price over a period that is approximately five and one half (5.5) years prior to the grant date.

EXECUTIVE COMPENSATION

In addition to Rajiv Mathur whose biography is set forth above in “Proposal No. 1 – Election of Directors” the following people serve as our executive officers:

Name	Title
Nadya Lawrence	Executive Vice President of Operations

Justine Kostka	Assistant Controller

Nadya Lawrence (40) has served as our Executive Vice President of Operations since 2006 and Vice President of Operations from 2001 to 2006. Previously, Ms. Lawrence served as our R&D Technical Director and R&D Manager from 1995 to 2001.

Justine Kostka (54) joined us as Assistant Controller in August 2008. From October 2005 to January 2008, Ms. Kostka served as Controller for the Philadelphia Flyers, a professional hockey franchise. From May 2004 until September 2005, she served as Controller for Associated Builders & Contractors, Inc., New Jersey Chapter, a national trade association. From 1997 until 2004, she served as Controller for The Translation Group, Ltd., which provided translation services and products. Ms. Kostka has over 25 years of accounting experience. Ms. Kostka received a BA in Economics-Accounting from the College of the Holy Cross, Worcester, MA.

Summary Compensation Table

The following table sets forth the cash and non-cash compensation for the previous two fiscal years, which was earned by our President and Chief Executive Officer, our other most highly compensated executive officer who received compensation in excess of $100,000 during 2008 and who was serving as an executive officer at the end of 2008 and our former Vice President of Finance. We refer to these people in this proxy statement as our Named Executive Officers.

Name and Principal Position (1)	Year	Salary ($)	Bonus ($)	Option Awards ($) (2)	All Other Compensation ($) (3)	Total ($)

Rajiv Mathur President and Chief Executive Officer	2008 2007	302,564 292,000	- 50,000 (4)	459,382 203,750	37,118 24,649	799,064 570,399

Nadya Lawrence Executive Vice President of Operations	2008 2007	140,000 140,000	- 6,796	- -	25,967 26,452	165,967 173,248

Carlene Lloyd (5) Former Vice President of Finance	2008 2007	67,023 85,000	- 4,250	- -	36,027 16,711	103,050 105,961

(1)

Lists the principal positions held as of December 31, 2008. In January 2007, Rajiv Mathur assumed the position as our President and Chief Executive Officer.

(2)

The amount reflected in this column reflects the dollar amount recognized in accordance with Statement of Financial Accounting Standard No. 123R, “Share Based Payments” for financial statement purposes for 2007 and 2008, respectively. We valued these options using a Black-Scholes model. In the model, we used an expected life of five and one-half (5.5) years to value the ten year options that we issued. We used an interest rate equal to the yield on the treasury bonds that have approximately five and one-half years remaining until maturity and uses the volatility of our stock price over a period that is approximately five and one-half years prior to the grant date.

(3)

The amounts shown in this column represent premiums for group life insurance, medical, and dental insurance paid by us, and contributions made by us to the executive’s account under our 401(k) Plan. The amounts shown also include $9,022 in automobile reimbursements made to Nadya Lawrence in 2008 and $9,000 in 2007 and $11,656 to Rajiv Mathur in 2008 and $9,000 in 2007. In 2008, we paid $14,630, $9,932 and $14,599 for medical and dental insurance for Rajiv Mathur, Nadya Lawrence and Carlene Lloyd, respectively. We also made contributions to the 401(k) Plan accounts of Rajiv Mathur, Nadya Lawrence and Carlene Lloyd in the amounts of $8,848, $5,620 and $2,600, respectively. In 2008, we paid $17,982 to Carlene Lloyd related to her Separation Agreement with us. See “– Separation Agreement” below for a discussion of the severance terms. In 2007, we paid $9,958, $13,971, and $14,404 for medical and dental insurance for Rajiv Mathur, Nadya Lawrence, and Carlene Lloyd, respectively. We also made contributions to the 401(k) Plan accounts of Rajiv Mathur, Nadya Lawrence and Carlene Lloyd in the amounts of $2,943, $1,953, and $1,264, respectively.

(4)

Mr. Mathur received a $50,000 bonus in November 2007 for remaining employed by us on the date of payment as set forth in his employment agreement.

(5)

Ms. Lloyd ceased serving as our Vice President of Finance on October 3, 2008.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth certain information concerning outstanding option awards as of December 31, 2008.

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date

Rajiv Mathur President and Chief Executive Officer	15,000 15,000 250,000 250,000	- - 250,000 (1) 250,000 (2)	$1.06 $1.30 $1.03 $1.70	09/12/15 07/10/16 01/01/17 02/06/18

Nadya Lawrence Executive Vice President of Operations	250 5,000 5,000 5,000 30,000 40,000 100,000 30,000 40,000	- - - - - - - - -	$1.94 $.50 $2.75 $.52 $.80 $.65 $1.07 $1.27 $.76	03/16/09 12/06/10 03/20/10 12/27/11 05/16/11 05/23/12 05/20/13 12/20/14 12/09/15
-
Carlene Lloyd (3) Former Vice President of Finance	2,000 2,000 1,000 30,000 40,000	- - - - -	$1.56 $.50 $.80 $1.27 $.76	12/09/09 12/06/10 05/16/11 12/20/14 12/09/15

(1)

These shares vested on January 4, 2009.

(2)

These shares vest on December 31, 2009.

(3)

These options will expire on April 1, 2009 pursuant to the terms of her Separation Agreement with us.

Employment Agreements

Rajiv Mathur. Rajiv Mathur, our President and Chief Executive Officer, entered into a three year employment agreement with us on November 15, 2006. Mr. Mathur commenced employment with us in January 2007, at an annual salary of $292,000, with a minimum of a 3.5% increase in pay on each of January 1, 2008 and January 1, 2009. On February 10, 2008, our Compensation Committee approved an increase in the base salary of Mr. Mathur to $302,220. Mr. Mathur’s employment agreement automatically extends for additional one year periods unless a notice of non-renewal is sent by either party 180 days prior to the end of the term. Mr. Mathur is also entitled to a $1,000 per month automobile allowance along with a reimbursement for maintenance expenses, insurance expenses, and gasoline and parking expense incurred in connection with the performance of business activities. Mr. Mathur is also entitled to an annual bonus for each of 2007, 2008, and 2009, provided that he is employed by us on December 31 of each respective year. His bonus will be based on one (1) or more of the following metrics for the respective fiscal year for which the bonus relates: (i) growth in our annual revenue; (ii) growth in our operating profit; and (iii) growth in our cash flow from continuing operations. See “– Cash Incentive Plan Arrangements” below. Mr. Mathur also received a $50,000 bonus in November 2007 for remaining employed by us on the date of payment as set forth in his employment agreement.

If Mr. Mathur’s employment is terminated (i) as a result of Mr. Mathur’s death or disability; (ii) without cause (as defined in the agreement), by non-renewal of the agreement by us at any time; or (iii) within six months after a change of control (as defined in the agreement) by Mr. Mathur, in each case he is to receive severance of one year’s salary and continuation of health and dental benefits until the earlier of one year after termination or his coverage commencing under another employer’s health plan. Pursuant to Mr. Mathur’s employment agreement, Mr. Mathur was granted options to purchase 500,000 shares of common stock on January 1, 2007, with an exercise price based on the average closing price of our common stock during the 30 day period prior to January 1, 2007. Options with respect to 250,000 shares vested on the first anniversary of employment and options with respect to the other 250,000 shares vested on the second anniversary of employment. In February 2008, the Compensation Committee further awarded Mr. Mathur a stock option pursuant to our 1999 Stock Incentive Plan to purchase 500,000 shares of our common stock. The options have an exercise price equal to the closing price of our common stock on the date of grant and one-half vested on December 31, 2008 and the remaining one-half will vest on December 31, 2009. Pursuant to his employment agreement, we will be in breach of the agreement if Mr. Mathur is not nominated for election to our Board of Directors for each year that the agreement is still in effect.

Separation Agreement

Carlene Lloyd ceased serving as our Vice President of Finance effective October 3, 2008. We entered into a Separation Agreement with Ms. Lloyd dated September 16, 2008. Pursuant to the terms of the Separation Agreement we paid Ms. Lloyd severance in the amount of $26,153.85, in the form of salary continuation for a 16 week period. In addition, we paid Ms. Lloyd additional severance in the amount of $13,077 for performance of duties by Ms. Lloyd during the 8 week period following her separation date. We also agreed to provide Ms. Lloyd with continued participation in our medical insurance coverage plans and agreed to allow her to exercise her outstanding stock options for a period of 180 days following her termination date.

Cash Incentive Plan Arrangements

In February 2008, the Compensation Committee approved our 2008 Management Incentive Plan for our Chief Executive Officer and President, Executive Vice President and Vice President. The incentive bonuses for each of these individuals will be based in part on our performance as compared to budgeted results for net income or earnings per share and in part on annual performance reviews for such individuals. Our budgeted results involve confidential, strategic, commercial and financial information which, if disclosed, may result in competitive harm to us.

Participants will be eligible for an incentive bonus payout based upon our achievement of the following targets for either net income or earnings per share (the greater level of achievement to be utilized for determining the payout) as compared to budget results:

Target	% Awarded of Total Eligible (the “Target Payout”)

Less than 25% of budgeted results	0%
25% - 75% of budgeted results	20% or board’s discretion
75% - 85% of budgeted results	50%
85% - 95% of budgeted results	80%
95% - 110% of budgeted results	100%
More than 110% of budgeted results	120%

If the plan participant is eligible for an incentive bonus payment pursuant to our achievement of certain net income or earnings per share thresholds, then the actual amount of payment under the plan will be based on an annual performance evaluation of the individual plan participant. The Target Payout (as set forth in the table above), if any, will be multiplied by a performance factor determined by the participants’ individual performance review ratings as follows:

Performance Rating	Award Factor

Usually Exceeds	1.00
Fully Meets	.80
Usually Meets	.50
Below	.00

The maximum performance bonus for our Chief Executive Officer and President and each of the our Executive Vice President and Vice President are 120% of salary earned in the applicable fiscal year and 36% of salary earned in the applicable fiscal year, respectively. Payments under the plan will be made in cash within 60 days after the first annual stockholder meeting following the applicable fiscal year with respect to which the incentive bonus is being paid and will be pro-rated for any partial year of service. Participants must be actively employed by us on the date incentive bonuses are to be paid in order to receive an award.

We do not intend to make any payments under this plan for 2008.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee of the Board of Directors has:

•

reviewed and discussed our audited consolidated financial statements for the year ended December 31, 2008 with management;

•

discussed with our independent auditors, Amper, Politziner & Mattia, LLP, matters required to be discussed by Statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board in Rule 3200T, in connection with the audit of our consolidated financial statements for the year ended December 31, 2008; and

•

received the written disclosures and the letter from the independent accountant required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence, and discussed the independence of Amper, Politziner & Mattia, LLP, with that firm.

In reliance on the review and discussions referred to above, the audit committee recommended to our Board of Directors that our audited consolidated financial statements be included in our Annual Report on Form 10-K for filing with the SEC for the year ended December 31, 2008.

Audit Committee

Jane E. Hager (Chairman)
Terrence O’Donnell

RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

The Audit Committee has selected Amper, Politziner & Mattia, LLP to serve as our independent auditors for the fiscal year ending December 31, 2009. Representatives from Amper, Politziner & Mattia, LLP are expected to attend the Annual Meeting and will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions. We do not have a policy of asking our stockholders to ratify the appointment of auditors.

Fees Paid to Independent Auditors

The following table shows the fees for the audit and other services provided by Amper, Politziner & Mattia, LLP for fiscal years 2008 and 2007:

	2008	2007
Audit Fees (1)	162,024	$162,156
Audit-Related Fees (2)	–	$1,850
Tax Fees	–	–
All Other Fees	–	–
Total	162,024	$164,006

(1)

These are fees for professional services rendered for the audit of our 2008 and 2007 financial statements and review of financial statements included in our quarterly reports on Form 10-Q, and services that are normally provided in connection with statutory and regulatory filings or engagements.

(2)

Audit-Related Fees consist of fees billed for professional services rendered for audit-related services including consultation on compliance related matters.

Representatives of Amper, Politziner & Mattia, LLP attended all meetings of the Audit Committee in 2008. The Audit Committee pre-approves and reviews all audit services performed by our independent auditors as well as the fees charged by our independent auditors for such services. In its pre-approval and review of non-audit service fees, the Audit Committee considers, among other things, the possible effect of the performance of such services on the auditors’ independence. Amper, Politziner & Mattia, LLP did not perform any non-audit services for us during fiscal years 2008 or 2007.

PROPOSAL NO. 2 - APPROVAL OF (i) THE ISSUANCE AND SALE OF OUR SERIES B-1 PREFERRED STOCK AND THE COMMON STOCK INTO WHICH IT CONVERTS AS PART OF A PRIVATE PLACEMENT THAT WILL RESULT IN THE INVESTORS OWNING APPROXIMATELY 49.5% OF OUR OUTSTANDING COMMON STOCK, ON AN AS-CONVERTED BASIS, (ii) THE CHANGE OF CONTROL THAT MAY RESULT FROM SUCH ISSUANCE AND THE ASSOCIATED RIGHTS OF THE HOLDERS OF THE SERIES B-1 PREFERRED STOCK AND (iii) THE ISSUANCE OF WARRANTS TO PURCHASE OUR COMMON STOCK TO OUR PLACEMENT AGENT IN THE PRIVATE PLACEMENT.

Introduction

Description of Private Placement. On March 13, 2009, we completed a private placement of Series B-1 Preferred Stock, secured convertible promissory notes, which we refer to in this proxy statement as the Notes, and warrants to purchase shares of Series B-2 Preferred Stock, which we refer to in this proxy statement as the Warrants (and together with the Series B-1 Preferred Stock and the Notes, the Securities), to certain investment funds affiliated with Signet Healthcare Partners, G.P., who we collectively refer to in this proxy statement as the Investors, for an aggregate purchase price of $6,000,000, which we collectively refer to as the Private Placement. Rockport Venture Securities, LLC, which we refer to as Rockport in this proxy statement, acted as our placement agent in connection with the offering. We agreed to sell the Securities to the Investors pursuant to the terms of the securities purchase agreement, dated March 13, 2009, which we refer to as the Purchase Agreement, which is described in more detail below and which is attached as an annex to this proxy statement. Upon the consummation of the Private Placement, we issued 202.9 shares of Series B-1 Preferred Stock and Notes in the aggregate principal amount of $4,782,600 to the Investors. Each share of Series B-1 Preferred Stock is convertible into 14,634 shares of our common stock, for an implied common stock conversion price of $0.41 per share.

Upon stockholder approval of the Private Placement as set forth in this Proposal No. 2, the aggregate principal amount of the Notes will automatically convert into an aggregate of 797.1 shares of Series B-1 Preferred Stock and any accrued interest on the Notes will convert into additional shares of Series B-1 Preferred Stock. Upon conversion of the Notes, the Warrants will become null and void for all purposes. If the stockholder approval of the Private Placement is obtained as set forth in this Proposal No. 2, the shares of Series B-1 Preferred Stock issued to the Investors upon the consummation of the Private Placement together with the shares of Series B-1 Preferred Stock issued upon conversion of the Notes, which we refer to in this proxy statement as the Aggregate Series B-1 Preferred Shares, will be convertible into approximately 49.5% of our outstanding common stock. As a condition precedent to entering into the Stock Purchase Agreement, the Investors required Pinnacle Mountain Partners, LLC, a New Hampshire limited liability company, who we refer to as Pinnacle in this proxy statement, and a creditor of ours, to enter into the conversion agreement described in detail in Proposal No. 3 of this proxy statement. If stockholder approval for Proposal No. 3 is obtained, the outstanding principal amount due pursuant to the terms of the Pinnacle note will convert into 1,219,512 shares of common stock. Upon such conversion, the Aggregate Series B-1 Preferred Shares would be convertible into approximately 47.5% of our outstanding common stock.

Board Representation

Upon the consummation of the Private Placement, our Board of Directors appointed Joyce Erony, a managing director of Signet Healthcare Partners, to a newly created seat on the Board of Directors that may be designated by the holders of the Series B-1 Preferred Stock. In addition, upon approval of the Private Placement pursuant to this Proposal No. 2, we have agreed to appoint James C. Gale, a managing director of Signet Healthcare Partners, as an additional member of the Board of Directors to a board seat that will be newly created at such time and that may also be designated by the holders of the Series B-1 Preferred Stock.

NYSE Amex Stockholder Approval Requirement

Our common stock is listed on the NYSE Amex exchange and, as a result, we are subject to Section 713 of the NYSE Amex Company Guide which requires stockholder approval for issuances of securities that will (i) involve the issuance of common stock, or securities convertible into common stock, equal to 20% or more of presently outstanding stock of a company for less than the greater of book or market value of the stock and/or (ii) result in a change of control of the issuer. The closing price of our common stock on the trading date immediately prior to the consummation of the Private Placement was $0.58. The implied common stock conversion price of the Series B-1 Preferred Stock sold in the Private Placement was $0.41 per share and the amount of common stock that can be issued upon conversion of the Aggregate Series B-1 Preferred Shares equals more than 20% of the outstanding common stock immediately prior to the consummation of the Private Placement. As such, stockholder approval of the Private Placement is required by the NYSE Amex in order for the Notes to become convertible into Series B-1 Preferred Stock. In addition, the Aggregate Series B-1 Preferred Shares issued in the Private Placement together with the rights of the holders of the Series B-1 Preferred Stock, including the number of directors that may be elected by the holders of the Series B-1 Preferred Stock after stockholder approval is obtained, is such that the NYSE Amex will view the ability to convert the Notes into Series B-1 Preferred Stock and the ability to obtain the additional board seat as causing a “change of control.” For this reason, stockholder approval of the Private Placement is also required by the NYSE Amex in order for the Notes to become convertible into Series B-1 Preferred Stock and in order for the holders of the Series B-1 Preferred Stock to obtain the additional board seat.

Voting Agreements

In connection with the Private Placement, certain holders of our capital stock entered into a Voting Agreement with the Investors, pursuant to which these holders agreed to vote or execute and deliver a written consent in favor of approving the Private Placement and any matter that could reasonably be expected to facilitate the consummation of the Private Placement and against approval of any proposal made in opposition to or in competition with consummation of the Private Placement, or against our liquidation or winding up. In addition, these holders also agreed to vote or provide a written consent in favor of the Credit Agreement Conversion (as described in greater detail below) and against any proposal made in opposition to or in competition with the consummation of the conversion of the Pinnacle Loan. As part of the Voting Agreement, the holders provided the Investors with an irrevocable proxy to be used to vote on behalf of the holders in the event that any of the holders breaches, fails to fulfill or anticipatorily breaches his, her or its obligations under the Voting Agreement. The holders’ obligation under the Voting Agreement shall terminate upon the earlier of the date and time that we receive stockholder approval of the Private Placement and July 31, 2009.

We received verbal confirmation from the NYSE Euronext that so long as Pinnacle Mountain Partners LLC remains a party to the Conversion Agreement, the vote of Pinnacle and its affiliates (including Jane Hager, a significant stockholder and a director of ours), as our stockholders, will not be considered for purposes of obtaining stockholder approval of the Private Placement in Proposal No. 2 or the Credit Agreement Conversion in Proposal No. 3. Pursuant to the Conversion Agreement, as a result of this verbal confirmation by the NYSE Euronext, we may unilaterally terminate the Conversion Agreement prior to receipt of stockholder approval without notice to Pinnacle and Pinnacle and its affiliates (including Mrs. Hager) will then be considered for determining whether the stockholder approval of the Private Placement was obtained. In addition, under the terms of the Purchase Agreement, we have agreed not to terminate the Conversion Agreement except upon the written request of the Investors and upon receipt of such written request, we will terminate the Conversion Agreement. In the event that the Conversion Agreement is terminated prior to receipt of stockholder approval of the Credit Agreement Conversion, it is currently expected that Proposal No. 3 would be withdrawn by the Board of Directors at the recommendation of management prior to the Annual Meeting.

As of the Record Date, the holders of our capital stock that entered into the Voting Agreement represent approximately 44.2% of the voting power of the outstanding shares of capital stock entitled to vote at the Annual Meeting with regard to Proposal No. 2 and Proposal No. 3, or who represent approximately 51.7% of the voting power of the outstanding shares of capital stock entitled to vote at the Annual Meeting with regard to Proposal No. 2 and Proposal No. 3 if the Conversion Agreement is terminated and Mrs. Hager and her affiliates are permitted pursuant to the rules of the NYSE Amex to vote with respect to such matters. Accordingly, if the Conversion Agreement is terminated and Mrs. Hager and her affiliates are permitted pursuant to the rules of the NYSE Amex to vote with respect to Proposal No. 2, then stockholder approval of Proposal No. 2 is expected to be assured.

The Voting Agreements are attached to this proxy statement as Annex A-1, A-2 and A-3. You should carefully read the full text of the Voting Agreements in their entirety.

If the stockholder approval is not obtained

If stockholder approval of the Private Placement is not obtained, the Notes will become due and payable and will accrue simple interest at the rate of five percent (5%) per annum. Further, if stockholder approval is not obtained, the Warrants will become exercisable for an aggregate of 797.1 shares of non-voting Series B-2 Preferred Stock for a term of four years commencing on July 31, 2009 at a price of $6,000 per share.

Background and Reasons for the Private Placement

On May 6, 2008, we were notified by the NYSE Amex that we were below certain of the NYSE Amex continued listing standards. Specifically, we were required to reflect income from continuing operations and/or net income in one of our five most recent fiscal years and a minimum of $6 million in stockholders' equity to remain listed on the exchange. We had net income from continuing operations in our 2002 fiscal year, but had net losses and losses from continuing operations in each of our 2003, 2004, 2005, 2006 and 2007 fiscal years. Our stockholders' equity at September 30, 2008 was $3.4 million. On July 15, 2008, the exchange notified us that it had accepted our plan of compliance and granted us an extension until May 6, 2009 to regain compliance with the continued listing standards described above. Failure to make progress consistent with the plan or to regain compliance with the continued listing standards by the end of the extension period could result in our being delisted from the NYSE Amex.

During the second half of 2008, as losses from operations continued and our cash reserves diminished, our senior management and our Board of Directors recognized the need to obtain additional capital in order to fund the operation and growth of our business, as well as to increase our stockholders’ equity in order to maintain the listing of our common stock on the NYSE Amex. We reported in our Form 10-Q for the period ended September 30, 2008 that operating cash flow along with our existing capital resources would not be sufficient to support our current business plan through November 2009 and that we would require additional funding. We further indicated that, while such financing could be in the form of an issuance of equity, strategic alliances with third parties or debt financing, no assurance could be made that such financing would be available.

On March 13, 2009, we consummated the Private Placement. After expenses and fees, proceeds to us from the Private Placement will contribute approximately $5.4 million towards our working capital. As of March 31, 2009, our pro forma stockholders’ equity, assuming the conversion of the Notes, was approximately $8.0 million, which will put us back in compliance with the NYSE Amex listing requirements.

Our senior management evaluated and analyzed potential sources for capital, including traditional debt financing, the sale of equity securities to investors identified by an investment bank and the sale of equity securities to investors without the use of an investment bank. This evaluation included contacting three investment banks (including Rockport), seven potential lenders and, through the investment banks, fourteen investment funds (including the Investors) to assess their level of interest in participating in a financing and the possible terms of such a financing. In addition, our senior management or board members contacted an additional ten individuals or entities without the use of an investment bank. Based upon results of this evaluation and extensive discussions, our Board of Directors authorized our senior management to pursue a financing with the Investors in the aggregate amount of $6 million. While several options were explored, none were able to provide the value to our stockholders as afforded by the Private Placement. The Board of Directors engaged in discussions and consulted with its advisors and legal counsel regarding the Private Placement. In conducting its evaluation of the Private Placement, the Board of Directors considered a variety of factors, including our financial resources and obligations and the capital needed to achieve our strategic objectives and maintain our listing on the NYSE Amex. After careful consideration, the Board of Directors determined that the Private Placement is fair, advisable and in the best interests of our stockholders.

As discussed above, we engaged Rockport as our placement agent in connection with the transaction.  While Rockport provided financial guidance to us and the Board of Directors, it did not provide a fairness opinion.  For its services as a placement agent, Rockport received a cash fee of $350,000 and the Rockport Warrant (as defined below).

Dilution

If the Private Placement is approved, we will issue 797.1 shares of our Series B-1 Preferred Stock which, together with the 202.9 shares of Series B-1 Preferred Stock issued upon the closing of the Private Placement, are initially convertible into 14,634,000 shares of our common stock, which will represent approximately 49.5% of our outstanding common stock (assuming no other issuances, conversions or exercises of outstanding securities into shares of our common stock). In addition, and as described below under “–Terms of the Series B-1 and

Series B-2 Preferred Stock–Voting Rights,” the holders of the Series B-1 Preferred Stock are entitled to vote on an “as converted” basis together with the holders of common stock, voting together as a single class. Because the holders of the Series B-1 Preferred Stock will own a significant percentage of our voting power, they may have considerable influence in determining the outcome of any corporate transaction or other matter submitted to our stockholders for approval, including the election of directors and approval of mergers, consolidations and the sale of all or substantially all of our assets. As a result, upon approval of the Private Placement, our existing stockholders will incur substantial dilution to their voting and economic interests and will own a smaller percentage of our outstanding common stock.

The following is a summary of the material provisions of the agreements executed by us in connection with the Private Placement, including, but not limited to, the Securities Purchase Agreement, the Notes and the Warrants. These summaries are not complete and are qualified in their entirety by reference to the full text of such documents.

Securities Purchase Agreement

General

As described above, the Securities Purchase Agreement provided for the issuance and sale to the Investors of an aggregate of 202.9 shares of Series B-1 Preferred Stock, the Notes, and the Warrants to purchase 797.1 shares of Series B-2 Preferred Stock for an aggregate purchase price of approximately $6,000,000. The following discussion of the Securities Purchase Agreement provides only a summary of the material terms and conditions of the Securities Purchase Agreement. For a more complete understanding of the Securities Purchase Agreement, you should carefully read the full text of the Securities Purchase Agreement in its entirety which is attached to this proxy statement as Annex B.

Representations & Warranties

The Securities Purchase Agreement contains representations and warranties made by us to the Investors regarding aspects of our business, financial condition, subsidiaries and structure, as well as other facts pertinent to the Private Placement. The Securities Purchase Agreement also contains representations and warranties made by the Investors to us regarding facts pertinent to its investment in the Private Placement. The assertions embodied in the representations and warranties made by us to the Investors in the Securities Purchase Agreement are qualified by information in a confidential disclosure schedule provided by us to the Investors in connection with the signing of the Securities Purchase Agreement. This disclosure schedule contains information that modifies, qualifies, and creates exceptions to the representations and warranties set forth in the Securities Purchase Agreement. Moreover, certain representations and warranties in the Securities Purchase Agreement were used for the purpose of allocating risk between us and the Investors rather than establishing matters as facts. In addition, information concerning the subject matter of these representations and warranties may have changed since the execution of the Securities Purchase Agreement. Accordingly, stockholders should not rely on the representations and warranties in the Securities Purchase Agreement as characterizations of the actual state of facts about us or the Investors.

Covenants

Until July 31, 2009, we have agreed with the Investors that we will:

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preserve and maintain in full force and effect our existence and good standing under the laws of our jurisdiction of formation or organization;

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preserve and maintain in full force and effect all material rights, privileges, qualifications, applications, licenses and franchises necessary in the normal conduct of our business;

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conduct our business in the ordinary course in accordance with sound business practices and keep our properties in good working order and condition (normal wear and tear excepted);

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take all reasonable actions to protect and maintain our intellectual property, including, without limitation, prosecuting all pending applications for patents or registration of trademarks and copyrights and maintaining, to the extent permitted by law, each patent or registration owned by us;

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comply in all material respects with all applicable laws, rules and regulations and with the directions of any governmental authority having jurisdiction over us or our business or property; and

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file or cause to be filed in a timely manner all reports, applications, estimates and licenses that shall be required by a governmental authority.

In addition, we have agreed to reserve for issuance, the maximum number of shares of Series B-1 Preferred Stock and our common stock that may be issuable upon conversion of the Notes and conversion of the Series B-1 Preferred Stock and we have agreed to reserve for issuance shares of our Series B-2 Preferred Stock for issuance upon exercise of the Warrants. We have also agreed not to effect a public offering of our equity securities or to register any shares of our equity securities, subject to limited exceptions, until the registration statement we are required to prepare under the terms of the Registration Rights Agreement, is declared effective by the SEC. We have agreed to file our SEC filings in a timely manner and to use our commercially reasonable efforts to comply with the SEC’s rules regarding our eligibility to use Form S-3 for the resale of the shares of our common stock issued in connection with the Private Placement. We have agreed to promptly prepare and file a proxy statement with the SEC and, through our Board of Directors, to duly call, give notice of, convene and hold a meeting of our stockholders for the purpose of obtaining the stockholder approvals necessary to approve the Private Placement. We have also agreed not to terminate the Conversion Agreement (described below) unless requested in writing by the Investors, and if so requested, to immediately terminate the Conversion Agreement.

Terms of the Series B-1 and B-2 Preferred Stock

General

The following discussion of the Series B-1 Preferred Stock and the Series B-2 Preferred Stock, which we collectively refer to as the Series B Preferred Stock, provides only a summary of the material terms and conditions of the Series B Preferred Stock. For a more complete understanding of the Series B Preferred Stock, we urge you to review the Certificate of Designation attached to this proxy statement as Annex C.

Dividends

From and after the date of the issuance of shares of Series B Preferred Stock, the holders of the Series B Preferred Stock shall be entitled to receive, out of funds legally available therefor, when and if declared by the Board of Directors, quarterly dividends at the annual rate of five percent (5%) of the original issue price, which equals $6,000 per share, on each outstanding share of Series B Preferred Stock, subject to appropriate adjustment to reflect any stock split, stock dividend, reverse stock split or similar corporate event affecting the Series B Preferred Stock. The Series B Preferred Stock dividends shall accrue from day to day, whether or not earned or declared, commencing on the last day of the calendar quarter in which they would otherwise be declared; provided however, that except in the case of a liquidation or conversion, each as described below, we are under no obligation to pay such dividends unless so declared by the Board of Directors.

Preferred Stock Conversion Rights

Subject to the conversion and voting limitations described below, each share of Series
B-1 Preferred Stock may be converted at any time at the option of the holder into shares of our common stock at a rate equal to 14,634 shares of common stock, subject to certain adjustments, per share, plus such number of shares of common stock equal to the then accrued and unpaid dividends on such share of Series B-1 Preferred Stock divided by $0.41, which we refer to as the Conversion Rate in this proxy statement. In addition, the Series B-1 Preferred Stock is subject to mandatory conversion at the Conversion Rate on the earlier of the date that (i) the closing price of the common stock exceeds $1.20 for a period of twenty-five (25) consecutive trading days preceding such date and (ii) as determined by the vote of a majority of the holders of the Series B-1 Preferred Stock.

The Series B-2 Preferred Stock shall not be entitled to conversion rights.

Voting Rights

As long as any shares of Series B-1 Preferred Stock are outstanding, without the affirmative vote or consent of the holders of at least a majority of the shares of Series B-1 Preferred Stock, voting separately as a class, we shall not:

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authorize, create, or issue any class or series of capital stock ranking, either as to payment of dividends, distributions of assets upon liquidation or otherwise, or redemptions, prior to or on parity with the Series B-1 Preferred Stock or the Series B-2 Preferred Stock; and

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authorize any redemptions or repurchases of common stock, or repurchase or redeem any common stock, except in limited circumstances, for repurchases or redemptions of common stock from employees upon their termination of employment with us.

In addition to the class voting rights described above, the Series B-1 Preferred Stock shall be entitled to vote, on an as-converted basis (subject to the voting and conversion limitations described below), together as a single class, with the holders of the common stock and all other series and classes of stock permitted to vote with common stock on all matters submitted to a vote of holders of common stock, except with respect to matters in respect of which one or more other classes of common stock is entitled to vote as a separate class under the Delaware General Corporation Law or the provisions of our certificate of incorporation. The common stock into which the Series B-1 Preferred Stock is convertible shall, upon issuance, have all of the same voting rights as our other issued and outstanding common stock.

The Series B-2 Preferred Stock shall have no voting rights, except as otherwise required by law.

Board Representation

For so long as any shares of Series B-1 Preferred Stock remain outstanding, the holders of the Series B-1 Preferred Stock, voting separately as one class, shall be entitled to elect one (1) member of the Board of Directors; provided, however, that after the stockholder approval of the Private Placement is obtained, the holders of Series B-1 Preferred Stock voting separately as one class, shall be entitled to elect two (2) members of the Board of Directors. A vacancy in any directorship elected by the holders of the Series B-1 Preferred Stock shall be filled only by vote or written consent of the holders of the Series B-1 Preferred Stock, consenting or voting, as the case may be, separately as one class.

Conversion and Voting Limitations

Until such time as we obtain stockholder approval of the Private Placement, the holders of the Notes will not be entitled to convert the Notes into shares of Series B-1 Preferred Stock, other than in the event of a liquidation event (as described below) on or before the maturity date of the Notes and prior to receipt of stockholder approval, the holders of shares of Series B-1 Preferred Stock shall not be permitted to convert their shares of Series B-1 Preferred Stock into, in the aggregate, common stock in excess of 19.9% of the outstanding shares of common stock outstanding immediately prior to the issuance of the Series B-1 Preferred Stock, which we refer to as the Issuance Cap in this proxy statement. The number of shares of common stock that may be acquired by all holders of Series B-1 Preferred Stock upon conversion of their shares of Series B-1 Preferred Stock, and the number of shares of Series B-1 Preferred Stock that shall be entitled to class voting rights shall be limited, on a pro rata basis, to the extent necessary to ensure that, following such conversion (or deemed conversion for voting purposes), the number of shares of common stock issuable upon the conversion (or deemed conversion for voting purposes) of all shares of Series B-1 Preferred Stock does not exceed the Issuance Cap.

Liquidation or Change in Control

Upon a Liquidation Event (as defined below), the holders of the shares of Series B Preferred Stock then outstanding shall be paid out of our assets available for distribution to stockholders, an amount equal to the greater of (i) $6,000 per share (subject to appropriate adjustment to reflect any stock split, stock dividend, reverse stock split or similar corporate event affecting the Series B Preferred Stock) plus any accrued but unpaid dividends, whether or not declared, and any other declared but unpaid dividends and (ii) such amount per share of Series B Preferred Stock as would have been payable had each share been converted to common stock pursuant immediately prior to the Liquidation Event, before any payment shall be made to the holders of common stock or any other junior stock but after any payment has been made to the holders of Series A Preferred Stock or any other senior stock. If upon any Liquidation Event, the assets to be distributed to the holders of the Series B Preferred Stock shall be insufficient to permit payment to such stockholders of the full preferential amounts aforesaid, then all of our assets available for distribution to holders of the Series B Preferred Stock shall be distributed to such holders of the Series B Preferred Stock pro rata, in proportion to the full respective distributable amounts to which they are entitled. For purposes of distributions in connection with a Liquidation Event, the Series B-2 Preferred Stock shall be deemed to convert into common stock on the same terms as the Series B-1 Preferred Stock (including giving effect to any adjustment that would have been applied to the Series B-1 Preferred Stock). A “Liquidation Event” means the liquidation, dissolution or winding up of our affairs, whether voluntary or involuntary. In addition, a consolidation or merger of us with or into any other corporation or corporations, or a sale of all or substantially all of our assets, or the effectuation by us of a transaction or series of transactions in which more than 50% of our voting shares are disposed of or conveyed, shall be deemed to be a Liquidation Event.

Absence of Market for Preferred Stock

There is no established trading market for our Series A Preferred Stock or Series B Preferred Stock. We do not currently intend to list the Series A Preferred Stock or Series B Preferred Stock on a national securities exchange or qualify the preferred stock for quotation on a stock exchange.

Secured Convertible Promissory Notes due July 31, 2009

The 5% secured convertible promissory notes due July 31, 2009 have an aggregate principal amount of $4,782,600, and, upon the occurrence of certain events, as described below, are convertible into shares of our Series B-1 Preferred Stock at a conversion price of $6,000 per share. The Notes mature on July 31, 2009 and bear simple interest at the rate of 5% per annum until the principal is paid or the notes are converted. Interest is payable on the maturity date of the notes unless the interest is converted into shares of Series B-1 Preferred Stock.

Our performance under the Notes is secured by substantially all of our assets pursuant to the terms of a security agreement with the Investors and an intellectual property Security Agreement between us, Immunogenetics, Inc., a wholly-owned subsidiary of ours and the Investors, both of which are dated March 13, 2009. In addition, Immunogenetics entered into a Guaranty Agreement with the Investors, dated March 13, 2009, pursuant to which it agreed to guaranty our obligations under the Notes.

The Notes, and any accrued but unpaid interest, automatically convert, without any further action on the part of the holders of the Notes, into shares of Series B-1 Preferred Stock on the date that stockholder approval of the Private Placement becomes effective.

Assuming the Notes have not already converted as a result of stockholder approval of the Private Placement, the Notes, and any accrued but unpaid interest, will also convert if, prior to the maturity date of the Notes, there occurs a liquidation, dissolution or winding up of our affairs, whether voluntary or involuntary, or a consolidation or merger of us with or into any other corporation or corporations, or a sale of all or substantially all of our assets, or the effectuation by us of a transaction or series of transactions in which more than 50% of our voting shares are disposed of or conveyed.

In the event of a reorganization, recapitalization, reclassification or similar event involving us, in which the Series B-1 Preferred Stock is reclassified as, converted into or exchanged for new or different securities, then following such event, the Notes will become convertible into such successor securities.

Upon an event of default, the holders may accelerate the maturity of the Notes and all principal and unpaid accrued interest will become due and payable.

Events of default under the Notes include, among others, our failure to pay the principal and interest on the Notes when due and such default is not cured within 5 business days of receiving notices of such failure to pay; we fail to perform any covenant under the Notes or fail to comply with our obligations to seek stockholder approval of the Private Placement as required under the terms of the Purchase Agreement in a timely manner; any of our representations or warranties made in the Notes were inaccurate in any material respect when made; certain bankruptcy-type events involving us; default by us or any subsidiary of ours of any indebtedness in excess of $100,000 or in the performance of or compliance with the terms of such indebtedness which causes such indebtedness to become due and payable prior to its stated maturity date.

In connection with the Private Placement and the issuance of the Notes, we entered into an intercreditor agreement, dated March 13, 2009, which we refer to in this proxy statement as the Increditor Agreement, with the Investors and Pinnacle. Pursuant to the terms of the Intercreditor Agreement, the Investors and Pinnacle agreed, among other things, that the Pinnacle debt and the amounts payable under the Notes would be pari passu in right to the payment, priority, collection and enforcement. In addition, the parties agreed that all liens securing the Pinnacle debt and all liens securing the Notes would be pari passu and that any proceeds of collateral received by either Pinnacle or the Investors would be applied ratably to repay the Pinnacle debt and the Notes. In addition, the parties agreed that the Investors would be permitted to foreclose or otherwise realize upon the collateral in the event of a default under the Notes without the need to seek any consent or approval from Pinnacle.

The Form of Notes are attached to this proxy statement as Annex D. You should carefully read the full text of the Form of Notes in its entirety.

Warrants

We issued in the Private Placement warrants to purchase an aggregate of 797.1 shares of our Series B-2 Preferred Stock at an exercise price of $6,000 per share, which we refer to in the proxy statement as the Warrants. The Warrants may also be exercised by means of a cashless exercise. The Warrants have a four-year term beginning on July 31, 2009 (the scheduled maturity date of the Notes). The exercise price and the number of shares underlying the Warrants are subject to adjustment for stock dividends and splits, combinations, and reclassifications, reorganizations and consolidations. The Warrants terminate in the event that the Notes are converted into shares of Series B-1 Preferred Stock.

We also issued to Rockport Venture Securities, LLC, our placement agent in the Private Placement, warrants to purchase 350,000 shares of our common stock at an exercise price of $0.41 per share, which we refer to in this proxy statement as the Rockport Warrant. The Rockport Warrant has a three-year term. Until stockholder approval of the Private Placement, the Rockport Warrant may only be exercised for 88,550 shares of our common stock. Following receipt of stockholder approval of the Private Placement, the Rockport Warrant may be exercised in full.

The Form of Warrants is attached to this proxy statement as Annex E and the Rockport Warrant is attached to this proxy statement as Annex F. You should carefully read the full text of the Form of Warrants and Rockport Warrant in its entirety.

Registration Rights Agreement

We, the Investors and Rockport also entered into a registration rights agreement pursuant to which we agreed to file an initial registration statement with the Securities and Exchange Commission on or prior to December 13, 2009 and to use our best efforts to have such registration statement declared effective by the Commission by March 13, 2010. If such registration statement is not timely filed or declared effective, we are required to pay the Investors a cash fee of $15,000 per month and to pay Rockport a cash fee of $360 per month until the default is cured or until those shares are no longer subject to the terms of the registration rights agreement.

Director Indemnification Agreements

In connection with the appointment of Ms. Erony to the Board of Directors, we entered into an indemnification agreement with Ms. Erony, pursuant to which we agreed, among other things, to indemnify Ms. Erony, to the extent permitted by Delaware law, against all expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred by her in connection with any suit in which she is a party or otherwise involved as a result of her service as a member of the Board of Directors. Under the terms of the indemnification agreement, we also agreed, subject to certain conditions, to advance expenses from time to time, whether prior to or after final disposition of any proceedings as described in the indemnification agreement. In addition, we agreed that our indemnification obligations to Ms. Erony arising under the indemnification agreement shall be primary to any other indemnification that Ms. Erony is entitled to receive from any third party. In addition, in connection with the Private Placement, we entered into indemnification agreements with each of Rajiv Mathur, Jane E. Hager, Stephen J.

Morris and Terrence O’Donnell as our directors. The indemnification agreements entered into with our existing directors are substantially similar to Ms. Erony’s indemnification agreement, except that the indemnification agreements entered into with our existing directors do not provide that their indemnification agreements are primary to other indemnification arrangements with third parties.

Required Vote

The affirmative vote of a majority of the votes cast is required to approve the Private Placement.

Holders of our common stock and Series A Preferred Stock will vote together as a single class and, in the case of the Series A Preferred Stock, on an as-converted basis to approve the Private Placement set forth in this Proposal No. 2. Holders of our Series B-1 Preferred Stock will not vote to approve Proposal No. 2 and their shares will not be counted in determining the number of votes cast with respect to such proposal. In addition, so long as Pinnacle Mountain Partners LLC remains a party to the Conversion Agreement, the vote of Pinnacle and its affiliates (including Mrs. Hager), as our stockholders, will not be considered for purposes of obtaining stockholder approval of Proposal No. 2 and their shares will not be counted in determining the number of votes cast with respect to such proposal. Pursuant to the Conversion Agreement, we may unilaterally terminate the Conversion Agreement prior to receipt of stockholder approval without notice to Pinnacle and Pinnacle and its affiliates (including Mrs. Hager) will then be considered for determining whether the stockholder approval of the Private Placement as set forth in this Proposal No. 2 was obtained. Accordingly, if the Conversion Agreement is terminated and Mrs. Hager and her affiliates are permitted pursuant to the rules of the NYSE Amex to vote with respect to Proposal No. 2, then stockholder approval of Proposal No. 2 is expected to be assured. See “– Introduction – Voting Agreement” above.

Board Recommendation

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPROVAL OF (i) THE ISSUANCE AND SALE OF OUR SERIES B-1 PREFERRED STOCK AND THE COMMON STOCK INTO WHICH IT CONVERTS AS PART OF A PRIVATE PLACEMENT THAT WILL RESULT IN THE INVESTORS OWNING APPROXIMATELY 49.5% OF OUR OUTSTANDING COMMON STOCK, ON AN AS-CONVERTED BASIS, (ii) THE CHANGE OF CONTROL THAT MAY RESULT FROM SUCH ISSUANCE AND THE ASSOCIATED RIGHTS OF THE HOLDERS OF THE SERIES B-1 PREFERRED STOCK AND (iii) THE ISSUANCE OF WARRANTS TO PURCHASE OUR COMMON STOCK TO OUR PLACEMENT AGENT IN THE PRIVATE PLACEMENT.

PROPOSAL NO. 3 - APPROVAL OF THE ISSUANCE BY US OF SHARES OF OUR COMMON STOCK UPON THE CONVERSION OF THE PRINCIPAL AMOUNT OF THE $500,000 SECURED LINE OF CREDIT AGREEMENT WITH PINNACLE MOUNTAIN PARTNERS, LLC, A COMPANY OWNED BY DR. EDWARD AND JANE HAGER, SIGNIFICANT STOCKHOLDERS OF OURS, AND IN THE CASE OF MRS. HAGER, A DIRECTOR OF OURS, AT A CONVERSION RATE OF $0.41 PER SHARE.

Background

We are a party to a Loan and Security Agreement originally entered into by and between us and Pinnacle Mountain Partners, LLC, which we refer to as Pinnacle, a company owned by Dr. and Mrs. Hager, significant stockholders of ours, and in the case of Mrs. Hager, a director of ours, dated as of January 29, 2007, as subsequently amended on July 29, 2008 and January 26, 2009. In this proxy statement we refer to the Loan and Security Agreement as the Loan Agreement. Amounts payable under the Loan Agreement are evidenced by a revolving note, which we refer to as the Pinnacle Note. Prior to the consummation of the Private Investment, the Loan Agreement had a maturity date of July 31, 2009 and bore interest at a rate of 8.5% per annum.

As a condition to proceeding with the Private Placement, the Investors required that Pinnacle and us amend the terms of the Loan Agreement, which we refer to as the Third Amendment to the Loan Agreement. Pursuant to the Third Amendment to the Loan Agreement, the parties agreed to change the final payment date of the amounts borrowed pursuant to the Loan Agreement from July 31, 2009 to instead provide that 50% of the amount of all loans and advances made by Pinnacle pursuant to the Loan Agreement will become due and payable on July 31, 2010 and the remaining outstanding loans and advances, together with interest thereon, will become due and payable on July 31, 2011. In connection with the Third Amendment to the Loan Agreement, we and Pinnacle amended and restated the Pinnacle Note to incorporate the new repayment and maturity terms.

Intercreditor Agreement

As described in greater detail in “Proposal No. 2 – Notes” above, in connection with the Private Placement, and the issuance of the Notes, the Investors required Pinnacle to enter into an Intercreditor Agreement by which Pinnacle agreed, among other things, that the Pinnacle debt and the Investors debt would be pari passu in right to the payment, priority, collection and enforcement.

Conversion Agreement

In addition, and as a further condition to proceeding with the Private Placement, the Investors also required Pinnacle and us to enter into a conversion agreement, dated March 13, 2009, which we refer to as the Conversion Agreement. Under the terms of the Conversion Agreement, Pinnacle agreed to convert the principal amount of the Note into shares of our common stock, at a conversion rate of $0.41 per share in full satisfaction of the amounts otherwise payable by us under the Pinnacle Note, which we refer to as the Credit Agreement Conversion, upon receipt of stockholder approval of the Credit Agreement Conversion.

On March 13, 2009, we received verbal confirmation from the NYSE Euronext that so long as Pinnacle remains a party to the Conversion Agreement, the vote of Pinnacle and its affiliates (including Mrs. Hager), as our stockholders, will not be considered for purposes of obtaining stockholder approval of the Private Placement in Proposal No. 2. Pursuant to the Conversion Agreement, as a result of this verbal confirmation by the NYSE Euronext, we may unilaterally terminate the Conversion Agreement prior to receipt of the stockholder approval without notice to Pinnacle, in which case the Pinnacle Note shall remain outstanding and the vote of Pinnacle and its affiliates (including Mrs. Hager) will be considered for determining whether the stockholder approval of the Private Placement was obtained. In addition, under the terms of the Purchase Agreement, which is described in greater detail in Proposal No. 2 above, we have agreed not to terminate the Conversion Agreement except upon the written request of the Investors and upon receipt of such written request, we will terminate the Note Conversion Agreement. In the event that the Conversion Agreement is terminated prior to receipt of stockholder approval of the Credit Agreement Conversion, it is currently expected that this Proposal No. 3 would be withdrawn by the Board at the recommendation of management prior to the Annual Meeting.

Voting Agreement

At the time we entered into the Purchase Agreement, certain holders of our common stock entered into the Voting Agreement. For a discussion of the terms of the Voting Agreement, see “Proposal No. 2 – Introduction – Voting Agreement” above.

NYSE Amex Stockholder Approval Requirement

Our common stock is listed on the NYSE Amex exchange and, as a result, we are subject to Section 711 and Section 713 of the NYSE Amex Company Guide. Section 711 of the NYSE Amex Company Guide requires stockholder approval for the establishment of an equity compensation arrangement pursuant to which stock may be acquired by a director of an issuer. Section 713 of the NYSE Amex Company Guide requires stockholder approval of the issuance of securities in a transaction that will involve the issuance of common stock, or securities convertible into common stock, equal to 20% or more of presently outstanding stock of a company for less than the greater of book or market value of the stock. Pursuant to the Conversion Agreement, upon stockholder approval, the Pinnacle Note will be convertible into shares of our common stock at a conversion rate of $0.41 per share in full satisfaction of the amounts otherwise payable by us under the Pinnacle Note. The closing price of our common stock on the trading date immediately prior to the consummation of the Private Placement was $0.58. In addition, Mrs. Hager, a director of ours, is an affiliate of Pinnacle. For the above reasons, stockholder approval pursuant to Section 711 of the NYSE Amex Company Guide of the Credit Agreement Conversion is required in order for the principal amount of the Pinnacle Note to convert into shares of our common stock at a conversion rate of $0.41 per share in full satisfaction of the amounts otherwise payable by us under the Pinnacle Note. Further, as explained above in “Proposal No. 2 – NYSE Amex Stockholder Approval Requirements,” stockholder approval is required by the NYSE Amex for certain transactions to be effected pursuant to the Private Placement. The Conversion Agreement was negotiated in connection with the Private Placement and may be deemed part of that transaction requiring stockholder approval in order for the Credit Agreement Conversion to be consummated. For the above reasons, stockholder approval is also required pursuant to Section 713 of the NYSE Amex Company Guide of the Credit Agreement Conversion in order for the principal amount of the Pinnacle Note to convert into shares of our common stock at a conversion rate of $0.41 per share in full satisfaction of the amounts otherwise payable by us under the Pinnacle Note.

Required Vote

The affirmative vote of a majority of the votes cast is required to approve the Credit Agreement Conversion.

Holders of our common stock and Series A Preferred Stock will vote together as a single class and, in the case of the Series A Preferred Stock, on an as-converted basis to approve the Credit Agreement Conversion set forth in this Proposal No. 3. Holders of our Series B-1 Preferred Stock will not vote to approve Proposal No. 3 and their shares will not be counted in determining the number of votes cast with respect to such proposal. In addition, so long as Pinnacle Mountain Partners LLC remains a party to the Conversion Agreement, the vote of Pinnacle and its affiliates (including Mrs. Hager), as our stockholders, will not be considered for purposes of obtaining stockholder approval of Proposal No. 3 and their shares will not be counted in determining the number of votes cast with respect to such proposal. Pursuant to the Conversion Agreement, we may unilaterally terminate the Conversion Agreement prior to receipt of stockholder approval without notice to Pinnacle. In the event that the Conversion Agreement is terminated prior to receipt of stockholder approval of the Credit Agreement Conversion, it is currently expected that Proposal No. 3 would be withdrawn by the Board of Directors at the recommendation of management prior to the Annual Meeting. See “— Voting Agreement” above.

Board Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPROVAL OF THE ISSUANCE BY US OF SHARES OF OUR COMMON STOCK UPON THE CONVERSION OF THE PRINCIPAL AMOUNT OF THE $500,000 SECURED LINE OF CREDIT AGREEMENT WITH PINNACLE MOUNTAIN PARTNERS, LLC, A COMPANY OWNED BY DR. AND MRS. HAGER, SIGNIFICANT STOCKHOLDERS OF OURS, AND IN THE CASE OF MRS. HAGER, A DIRECTOR OF OURS, AT A CONVERSION RATE OF $0.41 PER SHARE.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Other than compensation agreements and other arrangements which are described in the “Director Compensation” and “Executive Compensation” sections of this proxy statement and the transactions described below, during our last two fiscal years, there has not been, and there is not currently proposed, any transaction or series of similar transactions to which we were or will be a party in which the amount involved exceeded or will exceed one percent of the average of our total assets at year-end for the last two completed fiscal years and in which any of our directors, nominees for director, executive officers, holders of more than five percent of any class of our voting securities or any member of the immediate family of the foregoing persons had or will have a direct or indirect material interest.

Universal Chemical Technologies, Inc.

In February 2004, we signed a license agreement with Universal Chemical Technologies, Inc. (UCT) to utilize its patented technology for an electroless nickel boride metal finishing process. This was a new venture for us and we had capital expenditures of approximately $913,000 spread over 2004 and 2005 (approximately $131,000 in 2005) in order to set up the operations. We had an exclusive license within a 150 mile radius of its facility for commercial and military applications. In the start of the second quarter of 2005, we began production in its metal finishing division, utilizing the patented UltraCem technology. However, we had been informed by potential new customers of the consumer division, that those customers were not comfortable with the metal finishing division being housed in the same facility as our consumer products division. In light of this information, we ceased operations under this venture. Frank Gerardi, our former Chairman and Chief Executive Officer, as well a holder of more than 5% of our common stock, personally invested $350,000 in UCT, which represents less than a 1% ownership interest in UCT. We have written down the value of the assets that we own relating to this business to $350,000 for the year ended December 31, 2006. We currently do not conduct any business under this arrangement. In the second quarter of 2007, UCT re-purchased the plating equipment from us for a purchase price of $378,000.

Related Party Transactions with Univest Management EPSP

Promissory Note in Favor of Univest

On December 12, 2005, we issued a secured promissory note in favor of Univest Management EPSP, c/o Frank Gerardi, Trustee, or its registered assigns, in the principal amount of $1,000,000. Mr. Gerardi is the trustee and controls Univest. Mr. Gerardi has previously served as our Chief Executive Officer from September 2003 to December 31, 2006 and was a member of our Board of Directors from 2002 until May 2007. In addition, Mr. Gerardi beneficially owns more than 5% of our common stock. The promissory note was originally payable on or before the earlier to occur of (i) the closing of the conveyance by us of our real property, identified as Lots 22.02 and 23 on the Tax Map of Buena Vista Township, Atlantic County, New Jersey; or (ii) July 31, 2006. The promissory note was secured by a mortgage covering Lots 22.02 and 23. On January 30, 2006, we entered into a letter agreement with Univest pursuant to which the stated interest rate on the secured promissory note, dated December 12, 2005, in favor of Univest, was revised from 30% per annum to 12% per annum as of February 1, 2006. On July 21, 2006, the maturity date of the loan was extended until the earlier to occur of (i) September 30, 2006; or (ii) the closing of the real property conveyance. On October 4, 2006, the maturity date was further extended to December 31, 2006, and the stated interest rate was reduced to 10% effective October 1, 2006. On December 29, 2006, the maturity date was further extended to January 31, 2007. On January 31, 2007, the maturity date was further extended to February 28, 2007. On March 1, 2007 the maturity date was further extended to March 31, 2007. The note was repaid in full on March 8, 2007.

Univest Subscription Agreement

On December 10, 2007, we and Univest Management, Inc. EPSP, an entity controlled by Frank Gerardi, our former Chief Executive Officer and Chairman of the Board of Directors and a beneficial owner of over 5% of our common stock, entered into a subscription agreement pursuant to which we issued to Univest 150,000 shares of common stock and a warrant to purchase 52,500 shares of common stock at an exercise price of $1.25 per share, expiring two years from issuance, for aggregate consideration of $150,000. The closing of the transaction occurred on December 31, 2007.

Related Party Transactions with Pharmachem Laboratories, Inc.

Pharmachem Line of Credit

On December 6, 2006, we entered into a $1,000,000 line of credit with Pharmachem Laboratories, Inc., a holder of more than 5% of our outstanding common stock, with interest accruing on outstanding amounts due under such line of credit at a rate of prime plus 1.5%. Amounts due under this line of credit are secured by all of our assets with the exception of any real property owned by us. All accrued and unpaid interest due under this line of credit is payable monthly on the first day of each month. The line of credit expired on December 5, 2007. On January 29, 2007, the line of credit was repaid in full and terminated.

Pharmachem Subscription Agreement

On February 6, 2007 we entered into a subscription agreement with Pharmachem whereby Pharmachem agreed to purchase 1,500,000 shares of our common stock in exchange for gross proceeds of $1,500,000. This transaction closed on March 7, 2007.

Pharmachem Sublicense Agreement

On August 21, 2007, we executed an agreement with Pharmachem pursuant to which we agreed to exclusively manufacture for Pharmachem and supply to Pharmachem certain ingredients and finished products intended for use in cosmetic and topical skin care applications, developed and manufactured by us using the Novasome® technology. Under the agreement, we granted Pharmachem the exclusive right to market, sell and promote these products with the Novasome® trademark through the direct sales and direct marketing channels in the United States, and such other regions as we and Pharmachem may further agree. Pharmachem has a minimum annual purchase requirement for such exclusivity inclusive of specified minimum monthly amounts for product development. In the event Pharmachem is unable to meet the minimum annual purchase requirement, they will have an option to pay us a percentage of the balance required to maintain such exclusivity. The prices charged to Pharmachem for the products allow for pre determined gross margins to us. The agreement has a term of one year and is renewable annually upon mutual agreement of the parties. In 2008, Pharmachem made payments to us aggregating $164,515.

Pinnacle Mountain Partners Line of Credit

On January 30, 2007, we entered into a $1,000,000 line of credit with Pinnacle Mountain Partners, LLC for a term of eighteen months. On July 29, 2008, we entered into an amendment to our line of credit reducing the maximum loan amount available under the line of credit from $1,000,000 to $500,000, and extended the maturity date until January 31, 2009. On January 26, 2009, we entered into a second amendment to our line of credit to extend the maturity date until July 31, 2009 and adjusted the interest rate calculation. On March 13, 2009 we entered into a third amendment to our line of credit to change the final payment date of the amounts borrowed pursuant to the line of credit from July 31, 2009 to instead provide that 50% of the amount of all loans and advances made by Pinnacle pursuant to the Loan Agreement will become due and payable on July 31, 2010 and the remaining outstanding loans and advances, together with interest thereon, will become due and payable on July 31, 2011. Pinnacle Mountain Partners is an entity affiliated with Jane E. Hager, a member of our Board of Directors and holder of more than five percent of our outstanding common stock and Edward B. Hager M.D., a holder of more than five percent of our outstanding common stock. The line of credit permits us to borrow money on a portion of the available principal balance. We may also repay the outstanding balance of the credit agreement and continue to draw down on the balance of the agreement during its term. We are only permitted to make withdraws pursuant to the line of credit until July 31, 2009. Any principal balance outstanding at the end of the term must be repaid together with interest. Loans under the credit agreement bear interest at the Wall Street prime rate plus 8.5% per annum and are secured by our assets. All accrued and unpaid interest is payable monthly in arrears on the first of each month. We have borrowed $500,000 under the line of credit which has accrued interest of $26,325.

We also entered into an Increditor Agreement dated March 13, 2009 and a Conversion Agreement dated March 13, 2009. For a discussion of these documents see Proposal No. 3 above.

Signet Healthcare Partners

For a discussion of our March 13, 2009 transaction with Signet Healthcare Partners and related agreements entered into with Signet and its affiliates, see Proposal No. 2 above.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND

MANAGEMENT

The following table sets forth certain information, as of April 3, 2009, with respect to the beneficial ownership of our common stock, Series A Preferred Stock and Series B-1 Preferred Stock held by: (i) each stockholder known by us to be the beneficial owner of more than 5% of our common stock, Series A Preferred Stock or Series B-1 Preferred Stock; (ii) each director or director nominee; (iii) each one of our executive officers named in the Summary Compensation Table in this proxy statement and (iv) all current executive officers and directors as a group.

Beneficial ownership is determined in accordance with the rules of the SEC. Shares of our capital stock subject to options or warrants currently exercisable or exercisable within 60 days of April 3, 2009 are deemed to be outstanding for calculating the percentage of outstanding shares of the person holding those options or warrants, but are not deemed outstanding for calculating the percentage of any other person. Percentage of beneficial ownership of our common stock, Series A Preferred Stock and Series B-1 Preferred Stock is based upon 14,941,712 shares of our common stock, 50 shares of our Series A Preferred Stock and 202.9 shares of our Series B-1 Preferred Stock outstanding as of April 3, 2009, respectively. To our knowledge, except as set forth in the footnotes to this table and subject to applicable community property laws, each person named in the table has sole voting and investment power with respect to the shares set forth opposite such person’s name. Except as otherwise indicated, the address of each of the persons in this table is c/o IGI Laboratories, Inc., 105 Lincoln Avenue, Buena, New Jersey 08310.

	Common Stock		Series A Preferred Stock (1)		Series B-1 Preferred Stock (2)
Names of Beneficial Owners (address, if ownership is more than 5%)	Number	Percentage of Common Stock	Number	Percentage of Series A Preferred Stock	Number	Percentage of Series B-1 Preferred Stock	Percentage of Combined Voting Power of IGI(3)
5% Stockholders

Signet Healthcare Partners (4)	2,969,238(5)	16.6%	—	—	202.9(6)	100%	16.1% (7)
Stephen J. Morris (8) Director 666 Navesink Avenue Rumson, NJ 07760	3,023,256	20.0%	—	—	—	—	15.4%
Frank Gerardi (9) c/o Univest Management Inc. EPSP 149 West Village Way Jupiter, FL 33458	2,625,627	17.3%	—	—	—	—	12.9%
Edward B. Hager, M.D. (10)(11) Pinnacle Mountain Farms Lyndeboro, NH 03082	1,495,723	9.9%	—	—	—	—	7.5%
Jane E. Hager (10)(12) Pinnacle Mountain Farms	2,185,553	14.5%	—	—	—	—	11.3%
Lyndeboro, NH 03082
Hager Family Trust (10) Pinnacle Mountain Farms	1,369,893	9.2%	—	—	—	—	7.4%

Lyndeboro, NH 03082
Pharmachem Laboratories, Inc. (13) 265 Harrison Avenue Harrison, NJ 07032	1,500,000	10.0%	—	—	—	—	8.1%
Federico Buonanno (14) 42 E. Bergen Place Red Bank, NJ 07701	675,000	4.3%	50	100%	—	—	2.7%

Other Directors and Executive Officers Named in the Summary Compensation Table

Terrence O’Donnell (15)	406,824	2.7%	—	—	—	—	1.1%
Rajiv Mathur (16)	790,791	5.0%	—	—	—	—	*
Nadya Lawrence (17)	266,178	1.8%	—	—	—	—	*
Joyce Erony (4)	2,969,963(5)	16.6%	—	—	202.9(6)	100%	16.1% (7)
Carlene Lloyd (18)	1,993	*	—	—	—	—	*

All Executive Officers and Directors as a Group

All executive officers and directors as a group (7 persons)(4)(5)(8)(10)(12)(15)(16)(17)	9,642,565	58.5%	—	—	—	—	44.0%

____

* Less than 1%

(1)

For matters on which the holders of Series A Preferred Stock vote together as a single class with the holders of common stock and Series B-1 Preferred Stock, each holder of shares of our Series A Preferred Stock is entitled to a number of votes for each share of Series A Preferred Stock held by such holder equal to the number of shares of common stock into which such share of Series A Preferred Stock is then convertible. Currently, each share of Series A Preferred Stock is convertible into 10,000 shares of our common stock. Such conversion ratio may be adjusted from time to time pursuant to customary adjustment features as set forth in the Certificate of Designation for the Series A Preferred Stock. The holders of our Series A Preferred Stock would vote as a separate class with respect to any change to the rights, designations, and preferences of the Series A Preferred Stock. On all other matters, holders of our common stock and Series A Preferred Stock will vote together as a single class at our Annual Meeting. Holders of our Series A Preferred Stock are entitled to an aggregate of 500,000 votes at our Annual Meeting.

(2)

For matters on which the holders of Series B-1 Preferred Stock vote together as a single class with the holders of common stock and Series A Preferred Stock, each holder of shares of our Series A Preferred Stock is entitled to a number of votes for each share of Series B-1 Preferred Stock held by such holder equal to the number of shares of common stock into which such share of Series B-1 Preferred Stock is then convertible. Currently, each share of Series B-1 Preferred Stock is convertible into 14,634 shares of our common stock. Such conversion ratio may be adjusted from time to time pursuant to customary adjustment features as set forth in the Certificate of Designation for the Series B-1 Preferred Stock. As long as any shares of Series B-1 Preferred Stock are outstanding, without the affirmative vote or consent of the holders of at least a majority of the shares of Series B-1 Preferred Stock, voting separately as a class, we shall not (i) authorize, create, or issue any class or series of capital stock ranking, either as to payment of dividends, distributions of assets upon liquidation or otherwise, or redemptions, prior to or on parity with the Series B-1 Preferred Stock or the Series B-2 Preferred Stock and (ii) authorize any redemptions or repurchases of common stock, or repurchase or redeem any common stock, except in limited circumstances, for repurchases or redemptions of common stock from employees upon their termination of employment with us. Holders of our Series B-1 Preferred Stock are entitled to 2,969,238 votes at our Annual Meeting.

(3)

The percentage of the combined voting power of IGI set forth in this column represents the voting power of the stockholder as of the Record Date and is based on 14,941,712 shares of common stock outstanding as of the Record Date and entitled to 14,941,712 votes, 50 shares of Series A Preferred Stock outstanding as of the Record Date and entitled to 500,000 votes and 202.9 shares of Series B-1 Preferred Stock outstanding as of the Record Date and entitled to 2,969,238 votes.

(4)

Information is based on a Schedule 13D filed on March 24, 2009. Includes securities held directly by Life Sciences Opportunities Fund (Institutional) II, L.P. (“LOF Institutional”) and Life Sciences Opportunities Fund II, L.P. (“LOF” and collectively with LOF Institutional, the “Funds”) and indirectly by Signet Healthcare Partners, LLC (“General Partner”), the general partner of each of the Funds, James C. Gale, the chief investment officer, a manager and member of the General Partner, SMH Capital Inc. (“SMH Capital”), the controlling member of the General Partner, Sanders Morris Harris Group, Inc. (“SMHG”), the parent company of SMH Capital, Joyce Erony, a director of ours and a managing director of the General Partner, Ben T. Morris, a manager of the General Partner and Chief Executive Officer and a director of SMH Capital and SMHG. The General Partner, Mr. Gale, SMH Capital, SMHG, Ms. Erony and Mr. Morris disclaim beneficial ownership of the reported securities except to the extent of their pecuniary interest therein, if any. The address of each filer is Carnegie Hall Tower, 152 West 57th Street, 19th Floor, New York, NY 10019, except SMH Capital, SMHG and Mr. Morris, which is 600 Travis, Suite 5800, Houston, Texas 77002.

(5)

Includes 2,518,511 and 450,727 shares of common stock issuable to LOF Institutional and LOF, respectively, upon conversion of shares of Series B-1 Preferred Stock. Does not include 9,894,048 and 1,770,714 shares of common stock issuable to LOF Institutional and LOF, respectively, upon conversion of the Series B-1 Preferred Stock to be issued upon stockholder approval of the Private Placement. See “Proposal No. 2” above. Upon stockholder approval of the Private Placement, LOF and LOF Institutional will beneficially own approximately 49.5% of our common stock.

(6)

Includes 30.8 shares of Series B-1 Preferred Stock held by LOF and 172.1 shares of Series B-1 Preferred Stock held by LOF Institutional. Such amount does not include 121 shares of Series B-1 Preferred Stock issuable to LOF and 676.1 shares of Series B-1 Preferred Stock issuable to LOF Institutional pursuant to the conversion of the Notes upon stockholder approval of the Private Placement (plus an additional number of shares of Series B-1 Preferred Stock equal to any accrued interest on the Notes). The shares of Series B-1 Preferred Stock issuable upon conversion of the Notes pursuant to the preceding sentence will then be immediately convertible into shares of common stock at the option of the holder. See “Proposal No. 2” above. Such shares of common stock are not reflected in the table above.

(7)

Until such time as we obtain stockholder approval of the Private Placement, the holders of shares of Series B-1 Preferred Stock shall not be permitted to convert their shares of Series B-1 Preferred Stock into, in the aggregate, common stock in excess of 19.9% of the outstanding shares of common stock. The number of shares of common stock that may be acquired by all holders of Series B-1 Preferred Stock upon conversion of their shares of Series B-1 Preferred Stock, and the number of shares of Series B-1 Preferred Stock that shall be entitled to class voting rights shall be limited, on a pro rata basis, to the extent necessary to ensure that, following such conversion (or deemed conversion for voting purposes), the number of shares of Common Stock issuable upon the conversion (or deemed conversion for voting purposes) of all shares of Series B-1 Preferred Stock does not exceed 19.9% of the outstanding shares of common stock. Upon stockholder approval of the Private Placement, LOF and LOF Institutional will have voting power equivalent to 48.7% of the combined voting power of IGI.

(8)

Includes 182,016 shares of common stock which may be acquired pursuant to stock options exercisable within 60 days after April 3, 2009. Includes 2,546,855 shares which Mr. Morris owns jointly with his wife and 200 shares owned directly by his wife. Excludes 160,765 shares, which are owned by Mr. Morris’ children as Mr. Morris disclaims beneficial ownership of such shares due to his children’s attainment of the age of majority.

(9)

Information is based on Amendment No. 5 to Schedule 13D filed on March 20, 2009. Includes 2,182,429 shares of common stock and warrants to acquire an additional 52,500 shares of common stock held by Univest Management Inc. Employee Profit Sharing Plan. Mr. Gerardi serves as the trustee of such plan and all shares owned by such plan are for the benefit of Mr. Gerardi. Mr. Gerardi possesses sole power to vote and direct the disposition of all of the securities held by the Univest Management Inc. Employee Profit Sharing Plan. Such amount also includes 198,266 shares of common stock which may be acquired pursuant to stock options exercisable within 60 days after April 3, 2009.

(10)

Includes 1,369,893 shares of common stock held by the Hager Family Trust. Jane E. Hager and Edward B. Hager are co-trustees of the Hager Family Trust and share voting and dispositive power over the shares held by the trust.

(11)

Includes 15,830 shares of common stock held directly by Mr. Hager’s wife and 110,000 shares of common stock which may be acquired pursuant to stock options exercisable by Mr. Hager’s wife within 60 days of April 3, 2009.

(12)

Includes 110,000 shares of common stock which may be acquired pursuant to stock options exercisable within 60 days after April 3, 2009 and 689,830 shares of common stock are held by the Jane E. Hager Trust of 1990 of which Mrs. Hager acts as sole trustee and has sole voting and dispositive power over the shares held by the trust.

(13)

Information based on a Form 3 filed by Pharmachem Laboratories, Inc. with the Securities and Exchange Commission on May 24, 2007.

(14)

Includes 500,000 shares of common stock which may be acquired pursuant to the conversion of shares of Series A Preferred Stock convertible within 60 days after April 3, 2009 and warrants to acquire 175,000 shares of common stock exercisable within 60 days of April 3, 2009.

(15)

Includes 210,000 shares of common stock which may be acquired pursuant to stock options exercisable within 60 days after April 3, 2009.

(16)

Includes 780,000 shares of common stock which may be acquired pursuant to stock options exercisable within 60 days after April 3, 2009.

(17)

Includes 255,250 shares of common stock which may be acquired pursuant to stock options exercisable within 60 days after April 3, 2009.

(18)

Includes 1,993 shares of common stock held by Ms. Lloyd as disclosed in a Form 4 filing dated June 29, 2007. Ms. Lloyd ceased serving as our Vice President of Finance on October 3, 2008.

STOCKHOLDER PROPOSALS FOR 2010 ANNUAL MEETING

Any proposal that a stockholder intends to present at the 2010 Annual Meeting of Stockholders must be submitted to our Secretary at our corporate offices, 105 Lincoln Avenue, Buena, New Jersey 08310, no later than December 18, 2009, in order to be considered for inclusion in the Proxy Statement relating to that meeting and must comply with the requirements of the proxy rules promulgated by the Securities and Exchange Commission.

In accordance with our current bylaws, for a proposal of a stockholder to be raised from the floor and presented at our 2010 Annual Meeting of Stockholders, other than a stockholder proposal intended to be included in our proxy statement and submitted pursuant to Rule 14a-8 promulgated under the Securities Exchange Act of 1934, a stockholder’s notice must be delivered to, or mailed and received at, our principal executive offices, together with all supporting documentation required by our bylaws, not earlier than February 14, 2010 and not later than March 16, 2010; provided, however, that in the event that the date of the annual meeting is more than 60 days before or more than 60 days after May 15, 2010, notice by the stockholders must be so received not earlier than the 90th day prior to the annual meeting and not later than the later of the 60th day prior to the annual meeting or the 15th day following the day on which public announcement of the date of the meeting is first made by us. Stockholder proposals should be addressed to our Secretary at our corporate offices, 105 Lincoln Avenue, Buena, New Jersey 08310.

INCORPORATION BY REFERENCE

The SEC allows us to “incorporate by reference” information into this proxy statement. The information incorporated by reference is considered to be part of this proxy statement. We are incorporating by reference the following portion of our annual report on Form 10-K for the year ended December 31, 2008, a copy of which accompanies this proxy statement:

•

Part II, Item 7, “Management’s Discussion and Analysis of Financial Condition and Results of Operations”;

•

Part II, Item 8, “Financial Statements”; and

•

Part II, Item 9, “Changes in and Disagreements With Accountants on Accounting and Financial Disclosure.”

OTHER MATTERS

The Board of Directors knows of no other business which will be presented for consideration at the Annual Meeting other than that described above. However, if any other business should come before the Annual Meeting, it is the intention of the persons named in the enclosed Proxy to vote, or otherwise act, in accordance with their best judgment on such matters.

We will bear the costs of soliciting proxies. In addition to solicitations by mail, our directors, officers and regular employees may, without additional remuneration, solicit proxies by telephone, telegraph, facsimile and personal interviews. We will also request brokerage houses, custodians, nominees and fiduciaries to forward copies of the proxy material to those persons for whom they hold shares and request instructions for voting the proxies. We will reimburse such brokerage houses and other persons for their reasonable expenses in connection with this distribution.

THE BOARD OF DIRECTORS HOPES THAT STOCKHOLDERS WILL ATTEND THE ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE. PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE ANNUAL MEETING AND YOUR COOPERATION IS APPRECIATED. STOCKHOLDERS WHO ATTEND THE ANNUAL MEETING MAY VOTE THEIR STOCK PERSONALLY EVEN THOUGH THEY HAVE SENT IN THEIR PROXIES.

By Order of the Board of Directors,

Justine Kostka, Secretary

April 17, 2009

Annex A-1

Voting Agreement

THIS VOTING AGREEMENT (the “Agreement”) dated as of March 13, 2009, is made by and among IGI Laboratories, Inc., a Delaware corporation (the “Company”), Signet Healthcare Partners, G.P., a Delaware general partnership (“Signet”), and the stockholders of the Company set forth on Schedule A hereto (each a “Stockholder” and, collectively, the “Stockholders”).

Simultaneously with the execution and delivery of this Agreement, the Company and certain affiliates of Signet (the “Investors”) have entered into a Securities Purchase Agreement (the “Purchase Agreement”) pursuant to which, among other things, the Company will issue and sell to the Investors, and each of the Investors will purchase, (A) shares of the Company’s Series B-1 Preferred Stock, par value $0.01 per share; (B) a secured convertible promissory note (each, a “Note” and collectively, the “Notes”); and (C) a warrant to purchase shares of the Company’s Series B-2 Preferred Stock, par value $0.01 per share (each, a “Warrant” and collectively, the “Warrants”).  The transactions contemplated by the Purchase Agreement and the other Transaction Documents (as defined in the Purchase Agreement) are collectively referred to herein as the “Financing”.  All capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Purchase Agreement.

In addition, simultaneously with the execution and delivery of the Purchase Agreement, the Company and Pinnacle Mountain Partners, LLC, a New Hampshire limited liability company (“Pinnacle”) have entered into that certain Note Conversion Agreement (the “Conversion Agreement”) pursuant to which the principle amount outstanding under the Third Amended and Restated Note issued by the Company to Pinnacle (the “Pinnacle Note”) will be converted into shares of common stock of the Company, $0.01 par value per share (the “Common Stock”), at a conversion rate of $0.41 per share (the “Conversion”), subject to the Conversion being approved by the vote of the Company’s stockholders.

Each Stockholder is the record and beneficial owner (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) of that number of shares of Common Stock of the Company as is set forth opposite the name of such Stockholder on Schedule A attached hereto (the “Shares”).

NOW, THEREFORE, to induce the Investors to enter into, and in consideration of their entering into, the Purchase Agreement, and in consideration of the premises and the representations and warranties and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.

Transfer and Encumbrance.  The Stockholder shall not transfer, sell, exchange, pledge or otherwise dispose of or encumber the Shares or any New Shares (as defined in Section 2 hereof), or make any offer or agreement relating thereto at any time prior to the earlier to occur of (i) such date and time as the Company Stockholder Approval (as defined in the Purchase Agreement) is obtained and (ii) July 31, 2009 (the earlier to occur of (i) and (ii), “Expiration

A-1-1

Date”); provided that the Stockholder is permitted to transfer the Shares or any New Shares to any person or entity where, as a precondition to such transfer, the transferee agrees in writing pursuant to an agreement in form and substance reasonably acceptable to Signet to be bound by all the terms and conditions of this Agreement (a “Transferee Agreement”).  The Company, at the request of Signet, shall cause stop transfer orders to be placed with its transfer agent with respect to certificates for the Shares in the event a Transferee Agreement is not executed and delivered in connection with any transfer of Shares.

2.

Agreement to Vote Shares.

(a)

At each and every meeting of the Stockholders of the Company called with respect to any of the following, and at every adjournment thereof, and with respect to each and every action or approval by written consent of the Stockholders of the Company in lieu of a meeting with respect to any of the following, the Stockholder shall vote, or execute and deliver a written consent with respect to, the Shares and any shares of capital stock of the Company that the Stockholder purchases or with respect to which the Stockholder otherwise acquires beneficial ownership after the date hereof and prior to the Expiration Date (the “New Shares”) (i) in favor of approving the Financing and any matter that could reasonably be expected to facilitate the consummation of the Financing; (ii) against approval of any proposal made in opposition to or in competition with consummation of the Financing; and (iii) against any liquidation or winding up of the Company.

(b)

The Stockholder shall in no event take any action directly or indirectly, that may delay or otherwise impede the consummation of the Financing.

(c)

The Stockholder shall vote, or execute and deliver a written consent with respect to, the Shares and any New Shares (i) in favor of the Conversion and any matter that could reasonably be expected to facilitate the consummation of the Conversion and (ii) against any approval of a proposal made in opposition to or in competition with consummation of the Conversion.

(d)

This Agreement is intended to bind the Stockholder as a Stockholder of the Company only with respect to the specific matters set forth herein and shall not prohibit the Stockholder from acting in accordance with his or her fiduciary duties, if applicable, as an officer or director of the Company.

3.

Irrevocable Proxy.  Concurrently with the execution and delivery of this Agreement, the Stockholder is executing and delivering to Signet a proxy in the form attached hereto as Exhibit A (the “Proxy”), which shall be irrevocable to the extent provided in Section 212 of the Delaware General Corporation Law, covering the Shares and the New Shares beneficially owned (as such term is defined in Rule 13d-3 under the Exchange Act) by the Stockholder, as set forth therein.  In the event the Stockholder breaches, fails to fulfill or anticipatorily breaches his, her or its obligations under Section 2 above, which breach, failure to fulfill or anticipatory breach shall be reasonably determined by Signet in its sole and absolute discretion, Signet may exercise its right to vote the Shares and the New Shares under the Proxy, provided, however, that in the event the exercise by Signet of its right to vote the Shares and/or the New Shares under the Proxy is challenged by any party or invalidated, in whole or in part,

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Signet shall be entitled to seek all remedies available to it under Section 8(d) hereof.  Signet shall also be entitled to exercise its right to vote the Shares and the New Shares under the proxy in the event the Stockholder is unavailable to exercise his, her or its right to vote in accordance with Section 2 above.

4.

Representations, Warranties and Covenants of the Stockholder.  The Stockholder hereby represents, warrants and covenants to Signet as follows:

(a)

Ownership of Shares.  The Stockholder: (i) is the beneficial owner of the Shares, which at the date of this Agreement and at all times until the Expiration Date, will be free and clear of any Liens; (ii) does not beneficially own any shares of capital stock of the Company other than the Shares (excluding shares as to which the Stockholder currently disclaims beneficial ownership in accordance with applicable law); and (iii) has full power and authority to execute, deliver and perform this Agreement and the Proxy.

(b)

Enforceability.  This Agreement and the Proxy are valid and binding obligations of the Stockholder, enforceable against the Stockholder in accordance with the terms hereof and thereof.

(c)

Representation by Legal Counsel.  The Stockholder has been advised to seek legal counsel in connection with the negotiation and execution of this Agreement.

5.

Legends.

(a)

Each certificate representing any New Shares issued to the Stockholder after the date hereof, if any, shall be endorsed by the Company with a legend reading substantially as follows:

“The sale or other disposition of any of the shares represented by this certificate is restricted by a Voting Agreement by and among the holder of this certificate, Signet Healthcare Partners, G.P. and IGI Laboratories, Inc. (the “Agreement”).  A copy of the Agreement is available for inspection without charge at the office of the Secretary of the Corporation.”

(b)

The Company, by its execution of this Agreement, agrees that it will cause the certificates evidencing the New Shares, if any, to bear the legend required by Section 5(a) of this Agreement, and it shall make available for inspection without charge, a copy of this Agreement at the office of the Secretary of the Corporation.

(c)

The parties to this Agreement hereby agree that the failure to cause the certificates evidencing the New Shares to bear the legend required by Section 5(a) of this Agreement or the failure of the Company to make available for inspection without charge a copy of this Agreement as required by Section 5(b) shall not affect the validity or enforcement of this Agreement.

(d)

Immediately following the Expiration Date, the Company shall take, or shall cause to be taken, all action necessary to remove, or cause the removal of, the legend

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required by Section 5(a) of this Agreement from any New Shares and shall be relieved of its obligation to make available for inspection without charge a copy of this Agreement as required by Section 5(b).

6.

Consent and Waiver.  The Stockholder hereby gives any consents and waivers that are reasonably required for the consummation of the Financing, the Conversion and its performance of this Agreement under the terms of any agreement to which the Stockholder is a party or pursuant to any rights the Stockholder may have.

7.

Termination.  This Agreement (other than Section 4 and Sections 8(a) through 8(j) (inclusive) which shall survive the termination of this Agreement) and the Proxy delivered in connection herewith shall terminate and shall have no further force or effect on and as of the Expiration Date.

8.

Miscellaneous.

(a)

Severability.  In case any one or more of the provisions of this Agreement shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision which shall be a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

(b)

Binding Effect and Assignment.  This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns; provided, however, that except as otherwise specifically provided herein, neither this Agreement nor any of the rights, interests or obligations of the parties hereto may be assigned by any party hereto without the prior written consent of the other parties hereto.

(c)

Amendments and Modification.  No provision of this Agreement may be waived or amended except in a written instrument signed by the parties hereto.  No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

(d)

Specific Performance; Injunctive Relief.  The parties hereto acknowledge that Signet will be irreparably harmed and that there will be no adequate remedy at law for a violation of any of the covenants or agreements of the Stockholder set forth herein.  Therefore, it is agreed that, in addition to any other remedies that may be available to Signet upon any such violation, Signet shall have the right to enforce such covenants and agreements by specific performance, injunctive relief or by any other means available to Signet at law or in equity.

(e)

Notices.  Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 5:30

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p.m. (New York City time) on a business day; (b) the business day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified herein later than 5:30 p.m. (New York City time) on any date and earlier than 11:59 p.m. (New York City time) on such date; (c) the business day following the date of mailing, if sent by nationally recognized overnight courier service; (d) five (5) business days after mailing if sent by certified or registered mail; or (e) actual receipt by the party to whom such notice is required to be given if delivered by hand.  The address for such notices and communications shall be as follows:

if to Signet, to:

Signet Healthcare Partners, G.P.
Carnegie Hall Towers
152 West 57th Street, 19th Floor
New York, NY 10019
Telephone No.: (212) 419-3906
Facsimile No.: (212) 419-3956
Attn.:  James C. Gale, Managing Director

with a copy to:

Bingham McCutchen LLP 399 Park Avenue New York, New York 10022 Telephone No.: (212) 705-7492 Facsimile No.: (212) 702-3631 Attn: Shon E. Glusky, Esq.

if to a Stockholder, to:

the address for notice set forth on the Schedule A hereto;

with a copy to:

IGI Laboratories, Inc. 105 Lincoln Avenue Buena NJ 08310 Telephone No.: (856) 697-1441 Facsimile No.: (856) 697-1001 Attn.: Chief Executive Officer

(f)

Governing Law.  This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the internal Laws of the State of Delaware, without giving effect to principles of conflicts of law.  Each of the parties hereto (a) submits to the jurisdiction of any

A-1-5

state or federal court sitting in Delaware in any action or proceeding arising out of or relating to this Agreement; (b) agrees that all claims in respect of such action or proceeding may be heard and determined in any such court; (c) waives any claim of inconvenient forum or other challenge to venue in such court; (d) agrees not to bring any action or proceeding arising out of or relating to this Agreement in any other court; and (e) waives any right it may have to a trial by jury with respect to any action or proceeding arising out of or relating to this Agreement.  Each Party agrees to accept service of any summons, complaint or other initial pleading made in the manner provided for the giving of notices in Section 8(e), provided that nothing in this Section shall affect the right of a party to serve such summons, complaint or other initial pleading in any other manner permitted by law.

(g)

Entire Agreement.  This Agreement and the Proxy contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters.

(h)

Counterparts.  This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart.  In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature page were an original thereof.

(i)

Attorneys’ Fees.  In the event of any legal action or proceeding to enforce or interpret the provisions of this Agreement, the prevailing party shall be entitled to reasonable attorneys’ fees, whether or not the proceeding results in a final judgment.

(j)

Effect of Headings.  The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

(k)

Additional Documents.  The Stockholder and the Company hereby covenant and agree to execute and deliver any additional agreements and instruments necessary or desirable, in the reasonable opinion of Signet, to carry out the purpose and intent of this Agreement.

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IN WITNESS WHEREOF, the parties hereto have caused this Voting Agreement to be executed and delivered as of the date first above written.

IGI LABORATORIES, INC.

By:	/s/ Rajiv Mathur
Name:	Rajiv Mathur
Title:	President & CEO

SIGNET HEALTHCARE PARTNERS, G.P.

By:	/s/ James C. Gale
Name:	James C. Gale
Title:	Managing Partner

STOCKHOLDER

If an individual:

Print Name:

If an entity:

Entity Name:	Univest Mgt. E.P.S.P.

By:	/s/ Frank Gerardi
Name:	Frank Gerardi
Title:	Trustee

[SIGNATURE PAGE TO VOTING AGREEMENT]

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STOCKHOLDER

If an individual:

/s/ Jane E. Hager
Print Name:	Jane E. Hager

If an entity:

Entity Name:

By:
Name:
Title:

[SIGNATURE PAGE TO VOTING AGREEMENT]

A-1-8

STOCKHOLDER

If an individual:

/s/ Stephen J. Morris
Print Name:	Stephen J. Morris

If an entity:

Entity Name:

By:
Name:
Title:

[SIGNATURE PAGE TO VOTING AGREEMENT]

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SCHEDULE A

Stockholders

Name and Address	Number of Shares of Common Stock Beneficially Owned

Frank Gerardi c/o Univest Management Inc. EPSP 149 West Village Way Jupiter, FL 33458	2,625,627

Jane E. Hager c/o IGI, Inc. 105 Lincoln Avenue Buena, New Jersey 08310	2,179,031

Stephen Morris 66 Navesink Avenue Rumson, New Jersey 07760	3,018,546

A-1-10

ANNEX A-2

VOTING AGREEMENT

THIS VOTING AGREEMENT (the “Agreement”) dated as of March 27, 2009, is made by and among IGI Laboratories, Inc., a Delaware corporation (the “Company”), Signet Healthcare Partners, G.P., a Delaware general partnership (“Signet”) and Federico Buonanno (the “Stockholder”).

On March 13, 2009, the Company and certain affiliates of Signet (the “Investors”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) pursuant to which, among other things, the Company issued and sold to the Investors, and each of the Investors purchased, (A) shares of the Company’s Series B-1 Preferred Stock, par value $0.01 per share; (B) a secured convertible promissory note (each, a “Note” and collectively, the “Notes”); and (C) a warrant to purchase shares of the Company’s Series B-2 Preferred Stock, par value $0.01 per share (each, a “Warrant” and collectively, the “Warrants”). The transactions contemplated by the Purchase Agreement and the other Transaction Documents (as defined in the Purchase Agreement) are collectively referred to herein as the “Financing”. All capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Purchase Agreement.

In addition, on March 13, 2009, the Company and Pinnacle Mountain Partners, LLC, a New Hampshire limited liability company (“Pinnacle”) entered into that certain Note Conversion Agreement (the “Conversion Agreement”) pursuant to which the principal amount outstanding under the Third Amended and Restated Note issued by the Company to Pinnacle (the “Pinnacle Note”) was converted into shares of common stock of the Company, $0.01 par value per share (the “Common Stock”), at a conversion rate of $0.41 per share (the “Conversion”), subject to the Conversion being approved by the vote of the Company’s stockholders.

The Stockholder is the record and beneficial owner (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) of that number of shares of Common Stock of the Company as is set forth opposite his name on Schedule A attached hereto (the “Shares”).

NOW, THEREFORE, in consideration of the premises and the representations and warranties and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.

Transfer and Encumbrance. The Stockholder shall not transfer, sell, exchange, pledge or otherwise dispose of or encumber the Shares or any New Shares (as defined in Section 2 hereof), or make any offer or agreement relating thereto at any time prior to the earlier to occur of (i) such date and time as the Company Stockholder Approval (as defined in the Purchase Agreement) is obtained and (ii) July 31, 2009 (the earlier to occur of (i) and (ii), “Expiration Date”); provided that the Stockholder is permitted to transfer the Shares or any New Shares to any person or entity where, as a precondition to such transfer, the transferee agrees in writing pursuant to an agreement in form and substance reasonably acceptable to Signet to be bound by all the terms and conditions of this Agreement (a “Transferee Agreement”). The Company, at

A-2-1

the request of Signet, shall cause stop transfer orders to be placed with its transfer agent with respect to certificates for the Shares in the event a Transferee Agreement is not executed and delivered in connection with any transfer of Shares.

2.

Agreement to Vote Shares.

(a)

At each and every meeting of the stockholders of the Company called with respect to any of the following, and at every adjournment thereof, and with respect to each and every action or approval by written consent of the stockholders of the Company in lieu of a meeting with respect to any of the following, the Stockholder shall vote, or execute and deliver a written consent with respect to, the Shares and any shares of capital stock of the Company that the Stockholder purchases or with respect to which the Stockholder otherwise acquires beneficial ownership after the date hereof and prior to the Expiration Date (the “New Shares”) (i) in favor of approving the Financing and any matter that could reasonably be expected to facilitate the consummation of the Financing; (ii) against approval of any proposal made in opposition to or in competition with consummation of the Financing; and (iii) against any liquidation or winding up of the Company.

(b)

The Stockholder shall in no event take any action directly or indirectly, that may delay or otherwise impede the consummation of the Financing.

(c)

The Stockholder shall vote, or execute and deliver a written consent with respect to, the Shares and any New Shares (i) in favor of the Conversion and any matter that could reasonably be expected to facilitate the consummation of the Conversion and (ii) against any approval of a proposal made in opposition to or in competition with consummation of the Conversion.

(d)

This Agreement is intended to bind the Stockholder as a Stockholder of the Company only with respect to the specific matters set forth herein and shall not prohibit the Stockholder from acting in accordance with his or her fiduciary duties, if applicable, as an officer or director of the Company.

3.

Irrevocable Proxy. Concurrently with the execution and delivery of this Agreement, the Stockholder is executing and delivering to Signet a proxy in the form attached hereto as Exhibit A (the “Proxy”), which shall be irrevocable to the extent provided in Section 212 of the Delaware General Corporation Law, covering the Shares and the New Shares beneficially owned (as such term is defined in Rule 13d-3 under the Exchange Act) by the Stockholder, as set forth therein. In the event the Stockholder breaches, fails to fulfill or anticipatorily breaches his, her or its obligations under Section 2 above, which breach, failure to fulfill or anticipatory breach shall be reasonably determined by Signet in its sole and absolute discretion, Signet may exercise its right to vote the Shares and the New Shares under the Proxy, provided, however, that in the event the exercise by Signet of its right to vote the Shares and/or the New Shares under the Proxy is challenged by any party or invalidated, in whole or in part, Signet shall be entitled to seek all remedies available to it under Section 8(d) hereof. Signet shall also be entitled to exercise its right to vote the Shares and the New Shares under the proxy in the event the Stockholder is unavailable to exercise his, her or its right to vote in accordance with Section 2 above.

A-2-2

4.

Representations, Warranties and Covenants of the Stockholder. The Stockholder hereby represents, warrants and covenants to Signet as follows:

(a)

Ownership of Shares. The Stockholder: (i) is the beneficial owner of the Shares, which at the date of this Agreement and at all times until the Expiration Date, will be free and clear of any Liens; (ii) does not beneficially own any shares of capital stock of the Company other than the Shares (excluding shares as to which the Stockholder currently disclaims beneficial ownership in accordance with applicable law); and (iii) has full power and authority to execute, deliver and perform this Agreement and the Proxy.

(b)

Enforceability. This Agreement and the Proxy are valid and binding obligations of the Stockholder, enforceable against the Stockholder in accordance with the terms hereof and thereof.

(c)

Representation by Legal Counsel. The Stockholder has been advised to seek legal counsel in connection with the negotiation and execution of this Agreement.

5.

Legends.

(a)

Each certificate representing any New Shares issued to the Stockholder after the date hereof, if any, shall be endorsed by the Company with a legend reading substantially as follows:

“The sale or other disposition of any of the shares represented by this certificate is restricted by a Voting Agreement by and among the holder of this certificate, Signet Healthcare Partners, G.P. and IGI Laboratories, Inc. (the “Agreement”). A copy of the Agreement is available for inspection without charge at the office of the Secretary of the Corporation.”

(b)

The Company, by its execution of this Agreement, agrees that it will cause the certificates evidencing the New Shares, if any, to bear the legend required by Section 5(a) of this Agreement, and it shall make available for inspection without charge, a copy of this Agreement at the office of the Secretary of the Corporation.

(c)

The parties to this Agreement hereby agree that the failure to cause the certificates evidencing the New Shares to bear the legend required by Section 5(a) of this Agreement or the failure of the Company to make available for inspection without charge a copy of this Agreement as required by Section 5(b) shall not affect the validity or enforcement of this Agreement.

(d)

Immediately following the Expiration Date, the Company shall take, or shall cause to be taken, all action necessary to remove, or cause the removal of, the legend required by Section 5(a) of this Agreement from any New Shares and shall be relieved of its obligation to make available for inspection without charge a copy of this Agreement as required by Section 5(b).

A-2-3

6.

Consent and Waiver. The Stockholder hereby gives any consents and waivers that are reasonably required for the consummation of the Financing, the Conversion and its performance of this Agreement under the terms of any agreement to which the Stockholder is a party or pursuant to any rights the Stockholder may have.

7.

Termination. This Agreement (other than Section 4 and Sections 8(a) through 8(j) (inclusive) which shall survive the termination of this Agreement) and the Proxy delivered in connection herewith shall terminate and shall have no further force or effect on and as of the Expiration Date.

8.

Miscellaneous.

(a)

Severability. In case any one or more of the provisions of this Agreement shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision which shall be a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

(b)

Binding Effect and Assignment. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns; provided, however, that except as otherwise specifically provided herein, neither this Agreement nor any of the rights, interests or obligations of the parties hereto may be assigned by any party hereto without the prior written consent of the other parties hereto.

(c)

Amendments and Modification. No provision of this Agreement may be waived or amended except in a written instrument signed by the parties hereto. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

(d)

Specific Performance; Injunctive Relief. The parties hereto acknowledge that Signet will be irreparably harmed and that there will be no adequate remedy at law for a violation of any of the covenants or agreements of the Stockholder set forth herein. Therefore, it is agreed that, in addition to any other remedies that may be available to Signet upon any such violation, Signet shall have the right to enforce such covenants and agreements by specific performance, injunctive relief or by any other means available to Signet at law or in equity.

(e)

Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 5:30 p.m. (New York City time) on a business day; (b) the business day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified herein later than 5:30 p.m. (New York City time) on any date and earlier than 11:59

A-2-4

p.m. (New York City time) on such date; (c) the business day following the date of mailing, if sent by nationally recognized overnight courier service; (d) five (5) business days after mailing if sent by certified or registered mail; or (e) actual receipt by the party to whom such notice is required to be given if delivered by hand. The address for such notices and communications shall be as follows:

if to Signet, to:

Signet Healthcare Partners, G.P.
Carnegie Hall Towers
152 West 57th Street, 19th Floor
New York, NY 10019
Telephone No.: (212) 419-3906
Facsimile No.: (212) 419-3956
Attn.: James C. Gale, Managing Director

with a copy to:

Bingham McCutchen LLP 399 Park Avenue New York, New York 10022 Telephone No.: (212) 705-7492 Facsimile No.: (212) 702-3631 Attn: Shon E. Glusky, Esq.

if to a Stockholder, to:

the address for notice set forth on the Schedule A hereto;

with a copy to:

IGI Laboratories, Inc. 105 Lincoln Avenue Buena NJ 08310 Telephone No.: (856) 697-1441 Facsimile No.: (856) 697-1001 Attn.: Chief Executive Officer

(f)

Governing Law. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the internal Laws of the State of Delaware, without giving effect to principles of conflicts of law. Each of the parties hereto (a) submits to the jurisdiction of any state or federal court sitting in Delaware in any action or proceeding arising out of or relating to this Agreement; (b) agrees that all claims in respect of such action or proceeding may be heard and determined in any such court; (c) waives any claim of inconvenient forum or other challenge

A-2-5

to venue in such court; (d) agrees not to bring any action or proceeding arising out of or relating to this Agreement in any other court; and (e) waives any right it may have to a trial by jury with respect to any action or proceeding arising out of or relating to this Agreement. Each Party agrees to accept service of any summons, complaint or other initial pleading made in the manner provided for the giving of notices in Section 8(e), provided that nothing in this Section shall affect the right of a party to serve such summons, complaint or other initial pleading in any other manner permitted by law.

(g)

Entire Agreement. This Agreement and the Proxy contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters.

(h)

Counterparts. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature page were an original thereof.

(i)

Attorneys’ Fees. In the event of any legal action or proceeding to enforce or interpret the provisions of this Agreement, the prevailing party shall be entitled to reasonable attorneys’ fees, whether or not the proceeding results in a final judgment.

(j)

Effect of Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

(k)

Additional Documents. The Stockholder and the Company hereby covenant and agree to execute and deliver any additional agreements and instruments necessary or desirable, in the reasonable opinion of Signet, to carry out the purpose and intent of this Agreement.

A-2-6

IN WITNESS WHEREOF, the parties hereto have caused this Voting Agreement to be executed and delivered as of the date first above written.

IGI LABORATORIES, INC.

By:	/s/ Rajiv Mathur
Name:	Rajiv Mathur
Title:	President & CEO

SIGNET HEALTHCARE PARTNERS, G.P.

By:	/s/ James C. Gale
Name:	James C. Gale
Title:	Managing Partner

STOCKHOLDER

/s/ Federico Buonanno
Federico Buonanno

[SIGNATURE PAGE TO VOTING AGREEMENT]

A-2-7

SCHEDULE A

Stockholders

Name and Address	Number of Shares of Series A Preferred Stock Beneficially Owned	Number of Shares of Common Stock Beneficially Owned

Federico Buonanno 42 E. Bergen Place Red Bank, NJ 07701	50	175,000

A-2-8

ANNEX A-3

VOTING AGREEMENT

THIS VOTING AGREEMENT (the “Agreement”) dated as of March 27, 2009, is made by and among IGI Laboratories, Inc., a Delaware corporation (the “Company”), Signet Healthcare Partners, G.P., a Delaware general partnership (“Signet”) and Terrence O’Donnell (the “Stockholder”).

On March 13, 2009, the Company and certain affiliates of Signet (the “Investors”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) pursuant to which, among other things, the Company issued and sold to the Investors, and each of the Investors purchased, (A) shares of the Company’s Series B-1 Preferred Stock, par value $0.01 per share; (B) a secured convertible promissory note (each, a “Note” and collectively, the “Notes”); and (C) a warrant to purchase shares of the Company’s Series B-2 Preferred Stock, par value $0.01 per share (each, a “Warrant” and collectively, the “Warrants”). The transactions contemplated by the Purchase Agreement and the other Transaction Documents (as defined in the Purchase Agreement) are collectively referred to herein as the “Financing”. All capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Purchase Agreement.

In addition, on March 13, 2009, the Company and Pinnacle Mountain Partners, LLC, a New Hampshire limited liability company (“Pinnacle”) entered into that certain Note Conversion Agreement (the “Conversion Agreement”) pursuant to which the principal amount outstanding under the Third Amended and Restated Note issued by the Company to Pinnacle (the “Pinnacle Note”) was converted into shares of common stock of the Company, $0.01 par value per share (the “Common Stock”), at a conversion rate of $0.41 per share (the “Conversion”), subject to the Conversion being approved by the vote of the Company’s stockholders.

The Stockholder is the record and beneficial owner (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) of that number of shares of Common Stock of the Company as is set forth opposite his name on Schedule A attached hereto (the “Shares”).

NOW, THEREFORE, in consideration of the premises and the representations and warranties and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.

Transfer and Encumbrance. The Stockholder shall not transfer, sell, exchange, pledge or otherwise dispose of or encumber the Shares or any New Shares (as defined in Section 2 hereof), or make any offer or agreement relating thereto at any time prior to the earlier to occur of (i) such date and time as the Company Stockholder Approval (as defined in the Purchase Agreement) is obtained and (ii) July 31, 2009 (the earlier to occur of (i) and (ii), “Expiration Date”); provided that the Stockholder is permitted to transfer the Shares or any New Shares to any person or entity where, as a precondition to such transfer, the transferee agrees in writing pursuant to an agreement in form and substance reasonably acceptable to Signet to be bound by all the terms and conditions of this Agreement (a “Transferee Agreement”). The Company, at

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the request of Signet, shall cause stop transfer orders to be placed with its transfer agent with respect to certificates for the Shares in the event a Transferee Agreement is not executed and delivered in connection with any transfer of Shares.

2.

Agreement to Vote Shares.

(a)

At each and every meeting of the stockholders of the Company called with respect to any of the following, and at every adjournment thereof, and with respect to each and every action or approval by written consent of the stockholders of the Company in lieu of a meeting with respect to any of the following, the Stockholder shall vote, or execute and deliver a written consent with respect to, the Shares and any shares of capital stock of the Company that the Stockholder purchases or with respect to which the Stockholder otherwise acquires beneficial ownership after the date hereof and prior to the Expiration Date (the “New Shares”) (i) in favor of approving the Financing and any matter that could reasonably be expected to facilitate the consummation of the Financing; (ii) against approval of any proposal made in opposition to or in competition with consummation of the Financing; and (iii) against any liquidation or winding up of the Company.

(b)

The Stockholder shall in no event take any action directly or indirectly, that may delay or otherwise impede the consummation of the Financing.

(c)

The Stockholder shall vote, or execute and deliver a written consent with respect to, the Shares and any New Shares (i) in favor of the Conversion and any matter that could reasonably be expected to facilitate the consummation of the Conversion and (ii) against any approval of a proposal made in opposition to or in competition with consummation of the Conversion.

(d)

This Agreement is intended to bind the Stockholder as a Stockholder of the Company only with respect to the specific matters set forth herein and shall not prohibit the Stockholder from acting in accordance with his or her fiduciary duties, if applicable, as an officer or director of the Company.

3.

Irrevocable Proxy. Concurrently with the execution and delivery of this Agreement, the Stockholder is executing and delivering to Signet a proxy in the form attached hereto as Exhibit A (the “Proxy”), which shall be irrevocable to the extent provided in Section 212 of the Delaware General Corporation Law, covering the Shares and the New Shares beneficially owned (as such term is defined in Rule 13d-3 under the Exchange Act) by the Stockholder, as set forth therein. In the event the Stockholder breaches, fails to fulfill or anticipatorily breaches his, her or its obligations under Section 2 above, which breach, failure to fulfill or anticipatory breach shall be reasonably determined by Signet in its sole and absolute discretion, Signet may exercise its right to vote the Shares and the New Shares under the Proxy, provided, however, that in the event the exercise by Signet of its right to vote the Shares and/or the New Shares under the Proxy is challenged by any party or invalidated, in whole or in part, Signet shall be entitled to seek all remedies available to it under Section 8(d) hereof. Signet shall also be entitled to exercise its right to vote the Shares and the New Shares under the proxy in the event the Stockholder is unavailable to exercise his, her or its right to vote in accordance with Section 2 above.

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4.

Representations, Warranties and Covenants of the Stockholder. The Stockholder hereby represents, warrants and covenants to Signet as follows:

(a)

Ownership of Shares. The Stockholder: (i) is the beneficial owner of the Shares, which at the date of this Agreement and at all times until the Expiration Date, will be free and clear of any Liens; (ii) does not beneficially own any shares of capital stock of the Company other than the Shares (excluding shares as to which the Stockholder currently disclaims beneficial ownership in accordance with applicable law); and (iii) has full power and authority to execute, deliver and perform this Agreement and the Proxy.

(b)

Enforceability. This Agreement and the Proxy are valid and binding obligations of the Stockholder, enforceable against the Stockholder in accordance with the terms hereof and thereof.

(c)

Representation by Legal Counsel. The Stockholder has been advised to seek legal counsel in connection with the negotiation and execution of this Agreement.

5.

Legends.

(a)

Each certificate representing any New Shares issued to the Stockholder after the date hereof, if any, shall be endorsed by the Company with a legend reading substantially as follows:

“The sale or other disposition of any of the shares represented by this certificate is restricted by a Voting Agreement by and among the holder of this certificate, Signet Healthcare Partners, G.P. and IGI Laboratories, Inc. (the “Agreement”). A copy of the Agreement is available for inspection without charge at the office of the Secretary of the Corporation.”

(b)

The Company, by its execution of this Agreement, agrees that it will cause the certificates evidencing the New Shares, if any, to bear the legend required by Section 5(a) of this Agreement, and it shall make available for inspection without charge, a copy of this Agreement at the office of the Secretary of the Corporation.

(c)

The parties to this Agreement hereby agree that the failure to cause the certificates evidencing the New Shares to bear the legend required by Section 5(a) of this Agreement or the failure of the Company to make available for inspection without charge a copy of this Agreement as required by Section 5(b) shall not affect the validity or enforcement of this Agreement.

(d)

Immediately following the Expiration Date, the Company shall take, or shall cause to be taken, all action necessary to remove, or cause the removal of, the legend required by Section 5(a) of this Agreement from any New Shares and shall be relieved of its obligation to make available for inspection without charge a copy of this Agreement as required by Section 5(b).

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6.

Consent and Waiver. The Stockholder hereby gives any consents and waivers that are reasonably required for the consummation of the Financing, the Conversion and its performance of this Agreement under the terms of any agreement to which the Stockholder is a party or pursuant to any rights the Stockholder may have.

7.

Termination. This Agreement (other than Section 4 and Sections 8(a) through 8(j) (inclusive) which shall survive the termination of this Agreement) and the Proxy delivered in connection herewith shall terminate and shall have no further force or effect on and as of the Expiration Date.

8.

Miscellaneous.

(a)

Severability. In case any one or more of the provisions of this Agreement shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision which shall be a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

(b)

Binding Effect and Assignment. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns; provided, however, that except as otherwise specifically provided herein, neither this Agreement nor any of the rights, interests or obligations of the parties hereto may be assigned by any party hereto without the prior written consent of the other parties hereto.

(c)

Amendments and Modification. No provision of this Agreement may be waived or amended except in a written instrument signed by the parties hereto. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

(d)

Specific Performance; Injunctive Relief. The parties hereto acknowledge that Signet will be irreparably harmed and that there will be no adequate remedy at law for a violation of any of the covenants or agreements of the Stockholder set forth herein. Therefore, it is agreed that, in addition to any other remedies that may be available to Signet upon any such violation, Signet shall have the right to enforce such covenants and agreements by specific performance, injunctive relief or by any other means available to Signet at law or in equity.

(e)

Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 5:30 p.m. (New York City time) on a business day; (b) the business day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified herein later than 5:30 p.m. (New York City time) on any date and earlier than 11:59

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p.m. (New York City time) on such date; (c) the business day following the date of mailing, if sent by nationally recognized overnight courier service; (d) five (5) business days after mailing if sent by certified or registered mail; or (e) actual receipt by the party to whom such notice is required to be given if delivered by hand. The address for such notices and communications shall be as follows:

if to Signet, to:

Signet Healthcare Partners, G.P.
Carnegie Hall Towers
152 West 57th Street, 19th Floor
New York, NY 10019
Telephone No.: (212) 419-3906
Facsimile No.: (212) 419-3956
Attn.: James C. Gale, Managing Director

with a copy to:

Bingham McCutchen LLP 399 Park Avenue New York, New York 10022 Telephone No.: (212) 705-7492 Facsimile No.: (212) 702-3631 Attn: Shon E. Glusky, Esq.

if to a Stockholder, to:

the address for notice set forth on the Schedule A hereto;

with a copy to:

IGI Laboratories, Inc. 105 Lincoln Avenue Buena NJ 08310 Telephone No.: (856) 697-1441 Facsimile No.: (856) 697-1001 Attn.: Chief Executive Officer

(f)

Governing Law. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the internal Laws of the State of Delaware, without giving effect to principles of conflicts of law. Each of the parties hereto (a) submits to the jurisdiction of any state or federal court sitting in Delaware in any action or proceeding arising out of or relating to this Agreement; (b) agrees that all claims in respect of such action or proceeding may be heard and determined in any such court; (c) waives any claim of inconvenient forum or other challenge

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to venue in such court; (d) agrees not to bring any action or proceeding arising out of or relating to this Agreement in any other court; and (e) waives any right it may have to a trial by jury with respect to any action or proceeding arising out of or relating to this Agreement. Each Party agrees to accept service of any summons, complaint or other initial pleading made in the manner provided for the giving of notices in Section 8(e), provided that nothing in this Section shall affect the right of a party to serve such summons, complaint or other initial pleading in any other manner permitted by law.

(g)

Entire Agreement. This Agreement and the Proxy contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters.

(h)

Counterparts. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature page were an original thereof.

(i)

Attorneys’ Fees. In the event of any legal action or proceeding to enforce or interpret the provisions of this Agreement, the prevailing party shall be entitled to reasonable attorneys’ fees, whether or not the proceeding results in a final judgment.

(j)

Effect of Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

(k)

Additional Documents. The Stockholder and the Company hereby covenant and agree to execute and deliver any additional agreements and instruments necessary or desirable, in the reasonable opinion of Signet, to carry out the purpose and intent of this Agreement.

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IN WITNESS WHEREOF, the parties hereto have caused this Voting Agreement to be executed and delivered as of the date first above written.

IGI LABORATORIES, INC.

By:	/s/ Rajiv Mathur
Name:	Rajiv Mathur
Title:	President & CEO

SIGNET HEALTHCARE PARTNERS, G.P.

By:	/s/ James C. Gale
Name:	James C. Gale
Title:	Managing Partner

STOCKHOLDER

/s/ Terrence O’Donnell
Terrence O’Donnell

[SIGNATURE PAGE TO VOTING AGREEMENT]

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SCHEDULE A

Stockholder

Name and Address	Number of Shares of Common Stock Beneficially Owned

Terrence O’Donnell	402,476

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Annex B

Securities Purchase Agreement

THIS SECURITIES PURCHASE AGREEMENT (the “Agreement”) dated as of March 13, 2009, is made by and among IGI Laboratories, Inc., a Delaware corporation (the “Company”), and the purchasers set forth on Schedule A hereto (each an “Investor” and, collectively, the “Investors”).

WHEREAS, on the terms and subject to the conditions set forth in this Agreement, the Company desires to issue and sell to the Investors, and each Investor, severally and not jointly, wishes to purchase from the Company: (a) shares of the Company’s Series B-1 Preferred Stock (each a “Share” and, collectively, the “Shares”), par value $0.01 per share (the “Series B-1 Preferred Stock”), with the designation, rights and preferences set forth in the Certificate of Designation (the “Certificate of Designation”) attached hereto as Exhibit A; (b) a warrant to purchase shares of the Company’s Series B-2 Preferred Stock, par value $0.01 per share (the “Series B-2 Preferred Stock”) with the designation, rights and preferences set forth in the Certificate of Designation, substantially in the form attached hereto as Exhibit B (each a “Warrant” and collectively, the “Warrants”); and (C) a secured convertible promissory note, substantially in the form attached hereto as Exhibit C (each a “Note” and collectively, the “Notes”).

NOW, THEREFORE, in consideration of the foregoing premises and the representations, warranties and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows.

ARTICLE I

PURCHASE OF SECURITIES

1.01.

Authorization.  The Company shall have adopted and filed the Certificate of Designation with the Secretary of State of the State of Delaware prior to the Closing.

1.02.

Sale and Purchase of Securities.  On the terms and subject to the conditions hereof, at the Closing, the Company shall issue and sell to each Investor, and each Investor shall purchase from the Company: (a) the number of Shares set forth opposite such Investor’s name on Schedule A attached hereto, at a purchase price of $6,000.00 per share (the “Series B-1 Purchase Price”); (b) a Warrant to purchase the number of shares of Series B-2 Preferred Stock set forth opposite such Investor’s name on Schedule A attached hereto; and (c) a Note in the principal amount set forth opposite such Investor’s name on Schedule A attached hereto.

1.03.

Closing, Delivery and Payment.  The closing of the sale and purchase of the Shares under this Agreement (the “Closing”) shall take place at the offices of Pepper Hamilton LLP, 3000 Two Logan Square, Philadelphia, Pennsylvania 19103, on the Closing Date.  At the Closing, on the terms and subject to the conditions hereof, the Company shall deliver to each Investor: (a) a certificate representing the number of Shares to be purchased at the Closing by such Investor set forth on Schedule A attached hereto; (b) a Warrant exercisable for the number of Underlying Warrant Shares set forth on Schedule A attached hereto; and (c) a Note in the principal amount set forth on Schedule A attached hereto, in each case, against payment of the aggregate consideration therefor set forth on Schedule A attached hereto in immediately available funds by wire transfer to an account designated by the Company.

ARTICLE II

DEFINITIONS

2.01.

Definitions.  For all purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

“Affiliate” means, with respect to any Person, any other Person that directly or indirectly controls or is controlled by or under common control with such Person.  For the purposes of this definition, “control,” when used with respect to any Person, means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise; and the terms of “affiliated,” “controlling” and “controlled” have meanings correlative to the foregoing.

“Agreement” shall have the meaning ascribed thereto in the Preamble hereof.

“Board” means the Board of Directors of the Company.

“Certificate of Designation” shall have the meaning ascribed in the Recitals hereof.

“CERCLA” means the federal Comprehensive Environmental Response, Compensation and Liability Act of 1980.

“Closing” shall have the meaning ascribed thereto in Section 1.03 hereof.

“Closing Date” means the Trading Day when each of the Transaction Documents has been executed and delivered by the applicable parties thereto, and all conditions precedent to (i) the Investors’ obligations to pay the Purchase Price and (ii) the Company’s obligations to deliver the Securities have been satisfied or waived.

“Code” means the Internal Revenue Code of 1986, as amended, and unless otherwise indicated, references to the “Code” hereunder shall also include the applicable Treasury Regulations thereunder and any corresponding and applicable provisions of state, local or foreign Tax Law.

“Common Stock” means the common stock of the Company, par value $0.01 per share.

“Company” shall have the meaning ascribed thereto in the Preamble hereof.

“Company Governing Documents” shall mean the certificate of incorporation, including the Certificate of Designation, when filed, and the Company’s by-laws, in each case, as may be amended from time to time.

“Company Intellectual Property” shall have the meaning ascribed thereto in Section 3.10(a) hereof.

“Company Plan” means any Employee Benefit Plan maintained, or contributed to, by the Company or any ERISA Affiliate.

“Company Property” shall have the meaning ascribed thereto in Section 3.09 hereof.

“Company Stockholder Approval” shall mean the adoption and approval by the stockholders of the Company, by the requisite vote required under, and in accordance with, applicable Law, the rules and regulations of the NYSE Amex (including exemptions granted with respect thereto) and the Company Governing Documents, of the issuance and sale of the Shares and the Conversion Shares and the other transactions contemplated by the Transaction Documents, which approval may be obtained by the written consent of the stockholders or at any special or annual meeting of the stockholders.

“Company Stockholders Meeting” means the meeting of the stockholders of the Company to adopt and approve all of the proposals set forth in the Proxy Statement.

“Company Subsidiary” means each Subsidiary of the Company.

“Consultant” means any Person who is an independent contractor of the Company.

“Conversion Date” means the date on which the Shares are automatically converted into the Underlying Shares pursuant to the Certificate of Designation.

“Conversion Shares” means the shares of Series B-1 Preferred Stock into which the Notes are convertible.

“Copyrights” means rights arising from or in respect to copyrights and copyrightable works and registrations, applications and renewals for registration thereof, mask works and registrations and applications for registration or renewals thereof, computer software, data, databases and documentation including copies and tangible embodiments (in whatever form or medium) thereof whether protected, created or arising under the laws of the United States or any other jurisdiction.

“Current Balance Sheet” shall mean the unaudited consolidated balance sheet of the Company at September 30, 2008.

“Customer Offerings” means (a) the products that the Company (i) currently develops, manufactures, markets, distributes, makes available, sells or licenses to third parties or (ii) has developed, manufactured, marketed, distributed, made available, sold or licensed to third parties within the previous three (3) years; and (b) the services that the Company (i) currently provides or makes available to third parties or (ii) has provided or made available to third parties within the previous three (3) years.

“Disclosure Schedule” means the document delivered by the Company to the Investors simultaneously with the execution and delivery hereof containing the information required to be included therein pursuant to this Agreement with each item of disclosure set forth on the Disclosure Schedule referring with specificity to representations and warranties in Article III of this Agreement to which such disclosure relates.

“Employee” means any person employed by the Company, whether directly or indirectly, or by co-employment arrangement with a third-party or otherwise.

“Employee Benefit Plan” means any “employee pension benefit plan” (as defined in Section 3(2) of ERISA), any “employee welfare benefit plan” (as defined in Section 3(1) of ERISA), and any other written or oral plan, agreement or arrangement involving direct or indirect compensation, including insurance coverage, severance benefits, disability benefits, deferred compensation, bonuses, stock options, stock purchase, phantom stock, stock appreciation or other forms of incentive compensation or post-retirement compensation.

“Environmental Laws” means any Law relating to the environment, occupational health and safety, Materials of Environmental Concern or natural resources including, without limitation, any Law pertaining to: (a) the presence of or the treatment, storage, disposal, generation, transportation, handling, distribution, manufacture, processing, use, import, export, labeling, recycling, registration, investigation or remediation of Materials of Environmental Concern; (b) air, water and noise pollution; (c) groundwater and soil contamination; and (d) the release or threatened release into the environment, the workplace or other areas of Materials of Environmental Concern, including emissions, discharges, injections, spills, escapes or dumping of Materials of Environmental Concern.  As used above, the term “release” shall have the meaning set forth in CERCLA.

“Equity Securities” means all shares of capital stock of the Company, all securities convertible into or exercisable or exchangeable for, directly or indirectly, shares of capital stock of the Company, and all options, warrants, and other rights to purchase or otherwise acquire from the Company shares of such capital stock and all equity participation rights.

“ERISA” means the Employee Retirement Income Security Act of 1974.

“ERISA Affiliate” means any entity which is, or at any applicable time was, a member of (a) a controlled group of corporations (as defined in Section 414(b) of the Code); (b) a group of trades or businesses under common control (as defined in Section 414(c) of the Code); or (c) an affiliated service group (as defined under Section 414(m) of the Code or the regulations under Section 414(o) of the Code), any of which includes or included the Company.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“GAAP” shall have the meaning ascribed thereto in Section 3.06 hereof.

“Governmental Authority” means any nation or government, any state or other political subdivision thereof, any agency, authority, instrumentality, regulatory body, court, administrative tribunal, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

“Insurance Policies” shall have the meaning ascribed thereto in Section 3.18 hereof.

“Intercreditor Agreement” means the Intercreditor Agreement by and among the Company, the Investors and Pinnacle Mountain Partners LLC, a New Hampshire limited liability company, substantially in the form attached hereto as Exhibit D.

“Investor” shall have the meaning ascribed thereto in the Preamble hereof.

“Knowledge” means and includes the actual knowledge of Rajiv Mathur, Nadya Lawrence and Justine Kostka, and shall include all information each such person knows or should have known after due inquiry of those individuals that would reasonably be expected to have knowledge of the matter in question.

“Law” shall mean, collectively, all applicable international, foreign, Federal, state, county, regional and local statutes, treaties, rules, regulations, ordinances, codes, orders, decrees, judgments and administrative or judicial precedents or authorities, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, in each case having the force of law.

“Legal Proceeding” shall mean any (a) action, suit, proceeding, claim or arbitration by or before any Governmental Authority or before any arbitrator; and (b) any investigation by a Governmental Authority of which the subject of such investigation has actual knowledge.

“Liabilities” means direct or indirect liabilities, indebtedness or obligations, known or unknown, asserted or unasserted and whether accrued, absolute, contingent, matured or unmatured.

“Lien” means (a) any encumbrance, mortgage, pledge, lien, charge or other security interest of any kind upon any property or assets of any character, or upon the income or profits therefrom; (b) any acquisition of or agreement to have an option to acquire any property or assets upon conditional sale or other title retention agreement, device or arrangement (including a capitalized lease); or (c) any sale, assignment, pledge or other transfer for security of any accounts, general intangibles or chattel paper, with or without recourse.

“Material Adverse Effect” means any change, event or circumstance that has a material adverse effect on (a) the business, assets, Liabilities, financial condition or results of operations of the Company and the Company Subsidiaries, taken as a whole; or (b) the ability of the Company to consummate the transactions contemplated by the Transaction Documents or perform its obligations hereunder.

“Material Contracts” shall have the meaning ascribed thereto in Section 3.11 hereof.

“Materials of Environmental Concern” means any: pollutants, contaminants or hazardous substances (as such terms are defined under CERCLA), pesticides (as such term is defined under the Federal Insecticide, Fungicide and Rodenticide Act), solid wastes and hazardous wastes (as such terms are defined under the Resource Conservation and Recovery Act), chemicals, other hazardous, radioactive or toxic materials, oil, petroleum and petroleum products (and fractions thereof), or any other material (or article containing such material) listed, subject to regulation or forming the basis of liability under any Environmental Law (including, without limitation, asbestos in any form, urea formaldehyde, perchlorate or polychlorinated biphenyls).

“Most Recent Financial Statements” shall have the meaning ascribed thereto in Section 3.06 hereof.

“Most Recent Reporting Date” shall have the meaning ascribed thereto in Section 3.06 hereof.

“Note” shall have the meaning ascribed thereto in the Recitals hereof.

“NYSE Amex” means NYSE Amex US LLC (formerly named the American Stock Exchange).

“Option Plans” mean (i) the IGI, Inc. 1989 Stock Option Plan; (ii) the IGI, Inc. Non-Qualified Stock Option Plan; (iii) the IGI, Inc. 1991 Stock Option Plan, as amended; (iv) the IGI, Inc. 1998 Directors Stock Plan; (v) the IGI, Inc. 1999 Stock Incentive Plan, as amended; and (vi) the IGI, Inc. 1999 Director Stock Option Plan, as amended.

“Owned Property” shall have the meaning ascribed thereto in Section 3.09 hereof.

“Patents” means rights arising from or in respect to patents and patent applications, including continuation, divisional, continuation-in-part, reissue or reexamination patent applications and patents issuing therefrom, patent disclosures and inventions, draft patent applications and foreign versions of the foregoing whether protected, created or arising under the Laws of the United States or any other jurisdiction.

“Permits” shall have the meaning ascribed thereto in Section 3.13(a) hereof.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Preferred Stock” means the Series A Preferred Stock, the Series B-1 Preferred Stock and the Series B-2 Preferred Stock.

“Proxy Statement” means the proxy statement on Schedule 14A to be filed by the Company with the SEC in accordance with Section 5.01(f) and sent to stockholders of the Company in connection with the Company Stockholders Meeting to approve the issuance and sale of the Shares and the Conversion Shares and the other transactions contemplated by the Transaction Documents, as required by applicable Law as well as any other matters to be considered by the stockholders at the Company Stockholders Meeting.

“Real Property Lease” shall have the meaning ascribed thereto in Section 3.09 hereof.

“Registration Rights Agreement” means the Registration Rights Agreement by and among the Company and the Investors party thereto, dated as of the date hereof, substantially in the form attached hereto as Exhibit E.

“Reserved Shares” shall have the meaning ascribed thereto in Section 3.02(a) hereof.

“SEC” means the United States Securities and Exchange Commission.

“SEC Documents” shall have the meaning ascribed thereto in Section 3.03 hereof.

“Securities” means the Shares, the Notes, the Warrants, the Underlying Shares and the Underlying Warrant Shares.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Security Agreement” means the Security Agreement by and among the Company and the Investors, dated as of the date hereof, substantially in the form attached hereto as Exhibit F.

“Series A Preferred Stock” means the Series A Preferred Stock of the Company, par value $0.01 per share.

“Series B-1 Preferred Stock” shall have the meaning ascribed thereto in the Recitals hereof.

“Series B-2 Preferred Stock” shall have the meaning ascribed thereto in the Recitals hereof.

“Series B-1 Purchase Price” shall have the meaning ascribed thereto in Section 1.03 hereof.

“Share” and “Shares” shall have the meanings ascribed thereto in the Recitals hereof.

“Short Sales” means all “short sales” as defined in Rule 200 of Regulation SHO under the Exchange Act (but shall not be deemed to include the location and/or reservation of borrowable shares of Common Stock).

“SOXA” means the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated thereunder, as the same may be in effect from time to time.

“Subsidiary” means any corporation, partnership, trust, limited liability company or other non-corporate business enterprise in which a Person or any subsidiary thereof holds stock or other ownership interests representing (a) more than fifty percent (50%) of the voting power of all outstanding stock or ownership interests of such entity; or (b) the right to receive more than fifty percent (50%) of the net assets of such entity available for distribution to the holders of outstanding stock or ownership interests upon a liquidation or dissolution of such entity.

“Taxes” means all United States federal, state, local or foreign taxes, charges, fees, levies or other assessments, including, without limitation, income, gross receipts, excise, real and personal property, profits, estimated, severance, occupation, production, capital gains, capital stock, goods and services, environmental, employment, withholding, stamp, value added, alternative or add-on minimum, sales, transfer, use, license, payroll and franchise taxes or any other tax, custom, duty or governmental fee, or other like assessment or charge of any kind whatsoever, imposed by the United States, or any state, county, local or foreign government or subdivision or agency thereof, and such term shall include any interest, penalties, fines, related liabilities or additions to tax attributable to such taxes, charges, fees, levies or other assessments.

“Terrorism Order” shall have the meaning ascribed thereto in Section 3.24 hereof.

“Trademarks” means rights arising from or in respect to trademarks, service marks, trade names, logos, internet domain names and corporate names (whether registered or unregistered, including any applications for registration of the foregoing), trade dress rights and general intangibles of a like nature, industrial or product designs, together with all of the goodwill associated therewith, and foreign versions of the foregoing whether protected, created or arising under the Laws of the United States or any other jurisdiction.

“Trade Secrets” means rights arising from or in respect to trade secrets and other confidential information (including, without limitation, ideas, formulas, compositions, inventions (whether patentable or unpatentable and whether or not reduced to practice), know‑how, concepts, manufacturing and production processes and techniques, research and development information, drawings, specifications, designs, plans, proposals, technical data, financial and marketing plans and customer and supplier lists and information, whether protected, created or arising under the Laws of the United States or any other jurisdiction.

“Trading Day” means a day on which the principal Trading Market is open for trading.

“Trading Market” means the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: NYSE Amex, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange or the OTC Bulletin Board.

“Transaction Documents” means this Agreement, the Notes, the Warrants, the Registration Rights Agreement, the Security Agreement, the Voting Agreement, the Intercreditor Agreement and any other agreements or documents that are required to be executed by the parties pursuant to the terms hereof or thereof.

“Transfer Agent” means American Stock Transfer & Trust Company, and any successor transfer agent of the Company.

“Treasury Regulations” means the regulations promulgated under the Code.

“Underlying Shares” means the shares of Common Stock into which the Shares or the Conversion Shares are convertible pursuant to the terms of the Certificate of Designation.

“Underlying Warrant Shares” means the shares of Series B-2 Preferred Stock issuable upon the exercise of the Warrants.

“Voting Agreement” means the Voting Agreement by and among the Company, Signet Healthcare Partners, G.P., and the other parties thereto, dated as of the date hereof, substantially in the form attached hereto as Exhibit G.

“Warrant” shall have the meaning ascribed thereto in the Recitals hereof.

The plural of any defined term shall have a meaning correlative to such defined term.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company hereby represents and warrants to the Investors as follows:

3.01.

Organization.  The Company is a corporation duly organized, validly existing and in good standing under the Laws of the State of Delaware, and each Company Subsidiary is an entity duly organized, validly existing and in good standing under the Laws of the jurisdiction of its organization.  Each of the Company and the Company Subsidiaries is duly qualified or licensed to do business as a foreign corporation and is in good standing under the Laws of each jurisdiction where the nature of the property owned or leased by it or the nature of the business conducted by it makes such qualification or license necessary, except where the failure to be so qualified or licensed would not reasonably be expected to either prevent or delay its ability to perform its obligations under the Transaction Documents and would not, individually or in the aggregate, have a Material Adverse Effect. The Company and each Company Subsidiary has the full corporate power and authority to own and operate its properties, to lease the property it operates under lease and to conduct its business as now conducted and proposed to be conducted. Other than the Company Subsidiaries, which are set forth on Section 3.01 of the Disclosure Schedule, and except as set forth on Section 3.01 of the Disclosure Schedule, there are no corporations, partnerships, joint ventures, associations or other entities in which the Company owns, of record or beneficially, any direct or indirect equity or other interest or any right (contingent or otherwise) to acquire the same.  Neither the Company nor any Company Subsidiary is a member of (nor is any part of the business of the Company or any Company Subsidiary conducted through) any partnership, nor is the Company or any Company Subsidiary a participant in any joint venture or similar arrangement.  For purposes of this Agreement, “proposed to be conducted” when used in connection with the conduct of the Company’s business shall mean as proposed or discussed at a Board meeting.

3.02.

Capitalization of the Company.

(a)

Immediately prior to the Closing and following the filing of the Certificate of Designation with the Secretary of State of the State of Delaware, the authorized capital stock of the Company consists of (i) 50,000,000 shares of Common Stock, of which 14,923,407 shares are issued and outstanding; and (ii) 1,000,000 shares of Preferred Stock, of which (A) 100 shares have been designated Series A Preferred Stock, 50 of which are issued and outstanding; (B) 1,030 of which have been designated Series B-1 Preferred Stock, none of which are issued and outstanding; and (C) 798 of which have been designated Series B-2 Preferred Stock, none of which are issued and outstanding.  All issued and outstanding shares of Common Stock and Preferred Stock have been duly authorized and validly issued, and are fully paid and nonassessable.  The Company has reserved 500,000 shares of Common Stock for issuance upon conversion of the Series A Preferred Stock, 14,634,000 shares of Common Stock for issuance upon conversion of the Series B-1 Preferred Stock, 227,500 shares of Common Stock for issuance upon exercise of certain warrants issued by the Company, 797.1 shares of Series B-1 Preferred Stock for issuance upon conversion of the Notes, 797.1 shares of Series B-2 Preferred Stock for issuance upon exercise of the Warrants, and 4,551,919 shares of Common Stock (which number of shares includes all shares subject to stock options outstanding as of the Closing Date) for issuance to officers, directors, Employees and Consultants pursuant to the Option Plans (collectively, the “Reserved Shares”).  The Series A Preferred Stock, the Series B-1 Preferred Stock, the Series B-2 Preferred Stock and the Common Stock each have the rights, preferences, privileges and restrictions set forth in the Company’s certificate of incorporation and the Certificate of Designation.  Except as set forth herein, there are no options, warrants, conversion privileges or other rights presently outstanding to purchase or otherwise acquire, directly or indirectly, any authorized but unissued shares of the capital stock or other securities of the Company, nor any agreements or understandings with respect thereto.

(b)

Except as set forth in this paragraph or in Section 3.02(b) of the Disclosure Schedule, there are no: (i) other securities of the Company directly or indirectly convertible into or exercisable or exchangeable for shares of capital stock or other securities of the Company; (ii) “phantom” stock, stock appreciation rights or similar rights or agreements intended to confer on any Person rights similar to any rights accruing to owners of Equity Securities; (iii) restrictions on the transferability of Equity Securities (by agreement, statute or otherwise) other than pursuant to applicable Federal and state securities laws; or (iv) other rights granted by the Company relating to or which create a Lien upon Equity Securities.  In addition, except as set forth in Section 3.02 of the Disclosure Schedule, to the Company’s Knowledge, there are no agreements, understandings or arrangements between or among holders of Equity Securities with respect to the voting, sale or other disposition of any Equity Securities.

(c)

Section 3.02(c) of the Disclosure Schedule accurately sets forth the issued and outstanding capital securities (including warrants and other rights of purchase) of the Company immediately after the Closing.  Except as contemplated herein, there are no statutory or contractual preemptive rights or rights of refusal or similar rights with respect to the issuance of the Securities hereunder, the issuance of the Underlying Shares upon conversion of the Shares or the Conversion Shares, issuance of the Conversion Shares upon conversion of the Notes, issuance of the Series B-2 Preferred Shares upon exercise of the Warrants, or the issuance of any other Equity Securities by the Company.  The Company has complied with and has not violated any applicable Federal or state securities or “blue sky” laws in connection with the offer, sale or issuance of any Equity Securities, and the offer, sale and issuance of the Securities hereunder do not require registration under the Securities Act or any applicable state securities or “blue sky” laws.  Except as disclosed in Section 3.02(c) of the Disclosure Schedule and as set forth in the Registration Rights Agreement, effective as of the Closing, there are no agreements or arrangements under which the Company is obligated to register the sale of any of its securities.  The Company has no obligation to pay any dividend on or make any distribution in respect of any capital stock.

3.03.

SEC Documents.  The Company has filed all reports required to be filed by it under the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, since January 1, 2006 on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Documents prior to the expiration of any such extension.  Any reports required to be filed by the Company since January 1, 2006 under the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, together with any materials filed or furnished by the Company under the Exchange Act and together with any amendments to such reports, whether or not any such reports were required, are collectively referred to herein as the “SEC Documents”.  As of their respective dates, the SEC Documents filed by the Company complied with the requirements of the Exchange Act, and none of the SEC Documents when filed by the Company and as of the date such statements were made, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

3.04.

Authorization; Enforcement.  The Company has all requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and the other Transaction Documents and otherwise to carry out its obligations hereunder and thereunder.  The execution and delivery of this Agreement and the other Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary actions on the part of the Company.  This Agreement and the other Transaction Documents have been duly executed by the Company and when delivered in accordance with the terms hereof or thereof, shall constitute the legal, valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as such enforceability may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar Laws of general applicability relating to or affecting creditors’ rights generally and to general principles of equity.

3.05.

No Conflicts.  Neither the execution and delivery of this Agreement or any other Transaction Document, nor the consummation of the transactions contemplated hereby or thereby, by the Company will violate any provision of the Company Governance Documents or certificate of incorporation or by-laws of any of the Company Subsidiaries, or, except as specified in Section 3.05 of the Disclosure Schedule (with respect to which written waivers have been obtained and delivered to each of the Investors), violate, or be in conflict with, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination of, or accelerate the performance required by, or cause the acceleration of the maturity of any debt or obligation pursuant to, or result in the creation or imposition of any Lien upon any property or assets of the Company or any Company Subsidiary under, any contract, agreement or commitment to which the Company or any Company Subsidiary is a party or by which the Company or any Company Subsidiary is bound, or to which the property of the Company or any Company Subsidiary is subject, or violate any Law.

3.06.

Financial Statements; No Undisclosed Liabilities.

(a)

Each of the consolidated financial statements (including, in each case, any notes thereto) contained in the SEC Reports was prepared in accordance with United States generally accepted accounting principals (“GAAP”) applied on a consistent basis throughout the periods indicated (except as may be indicated in the notes thereto or, in the case of unaudited statements, as permitted by Form 10-Q of the SEC) and each fairly presents in all material respects the consolidated financial position, results of operations and cash flows of the Company and its consolidated subsidiaries as at the respective dates thereof and for the respective periods indicated therein, except as otherwise noted therein.

(b)

There are no Liabilities or obligations of the Company or any Company Subsidiary of any kind whatsoever in existence on the date hereof that, either individually or in the aggregate, would be reasonably likely to have a Material Adverse Effect, whether accrued, contingent, absolute, determined, determinable or otherwise, required to be set forth in the Company’s balance sheet under GAAP, other than (A) Liabilities or obligations disclosed in the Company’s Quarterly Report on Form 10-Q, as amended, for the quarter ended September 30, 2008 (the “Most Recent Financial Statements” and such date, the “Most Recent Reporting Date”), or (B) Liabilities or obligations incurred in the ordinary course of business since the Most Recent Reporting Date consistent with past practices, which individually and in the aggregate are not material.  Since the Most Recent Reporting Date (x) there has been no Material Adverse Effect and (y) the Company has not taken any action that would, if taken after the date hereof, or as disclosed under this Agreement, be prohibited by Section 5.01, except as set forth in Section 3.06(b) of the Disclosure Schedule.

3.07.

Books and Records.  The books and records of the Company accurately reflect in all material respects the assets, Liabilities, business, financial condition and results of operations of the Company, and have been maintained in accordance with good business and bookkeeping practices and in accordance with applicable Law.

3.08.

Absence of Certain Changes.  Except as set forth in Section 3.08 of the Disclosure Schedule, since the Most Recent Reporting Date, neither the Company nor any Company Subsidiary has effected, suffered or granted (as the case may be):

(a)

any change in the assets, Liabilities, financial condition or operating results from those reflected in the Most Recent Financial Statements, except changes in the ordinary course of business consistent with past practices, none of which individually or in the aggregate has or is reasonably expected to have a Material Adverse Effect;

(b)

any damage, destruction or loss, whether or not covered by insurance, materially and adversely affecting its assets, properties, financial condition, operations, results, prospects or business (as such business is presently conducted and currently proposed to be conducted);

(c)

any waiver of a valuable right or of a material debt owed to it;

(d)

any satisfaction or discharge of any Lien or payment of any obligation, except in the ordinary course of business consistent with past practices;

(e)

any amendment to a material contract or arrangement by which the Company or any of its assets or properties is bound or subject;

(f)

any material change in any compensation arrangement or agreement with any Employee, Consultant, officer or director (including the entering into or amendment of any employment contract or severance arrangement);

(g)

any material change, except in the ordinary course of business, in its contingent obligations by way of guaranty, endorsement, indemnity, warranty or otherwise;

(h)

any sale, license, assignment or transfer of any Company Intellectual Property or other intangible assets (other than in the ordinary course of business consistent with past practices);

(i)

any resignation or termination of services of any officer, key Employee, Consultant or group of Employees or Consultants (and, to the Company’s Knowledge, any impending resignation or termination of employment of any such officer, key Employee, Consultant or group of Employees or Consultants);

(j)

receipt of notice that there has been or will be a loss of, or material order reduction or cancellation by, any customer;

(k)

any Lien created with respect to any properties or assets, except Liens for Taxes not yet due or payable;

(l)

any loans or guarantees made to or for the benefit of the Employees, Consultants, officers or directors, or any members of their immediate families, other than travel advances and other advances made in the ordinary course of its business consistent with past practices;

(m)

any declaration, setting aside or payment or other distribution in respect of any Equity Securities, or any direct or indirect redemption, purchase or other acquisition of any of such Equity Securities;

(n)

any other event or condition of any character that individually or in the aggregate, might materially and adversely affect the assets, properties, financial condition, prospects, operating results or business of the Company and the Company Subsidiaries, taken as a whole (as such business is presently conducted and as it is proposed to be conducted); or

(o)

any arrangement or commitment by the Company to do any of the things described in this Section 3.08.

3.09.

Title to Properties; Liens.

(a)

Except as specifically provided in Section 3.09(b), the Company and each Company Subsidiary has good, valid and marketable title to all the properties and assets which it purports to own (real, personal and mixed, tangible and intangible), including, without limitation, all the properties and assets reflected in the Most Recent Financial Statements (other than inventory sold in the ordinary course), free and clear of all Liens.  The rights, properties and other assets presently owned, leased or licensed by the Company and the Company Subsidiaries include all rights, properties and other assets necessary to permit the Company and the Company Subsidiaries to conduct its business in all material respects in the same manner as its business has been conducted prior to the date hereof and as currently proposed to be conducted.  The personal property owned by the Company and the Company Subsidiaries is in good operating condition and repair (ordinary wear and tear excepted).

(b)

Section 3.09(b) of the Disclosure Schedule contains a complete list of (i) all real property and interests in real property, including improvements thereon and easements appurtenant thereto owned in fee by the Company and the Company Subsidiaries (individually, an “Owned Property” and collectively, the “Owned Properties”) and (ii) all real property and interests in real property leased by the Company and the Company Subsidiaries (individually, a “Real Property Lease” and collectively, the “Real Property Leases” and, together with the Owned Properties, being referred to herein individually as a “Company Property” and collectively as the “Company Properties”) as lessee, including a description of each such Real Property Lease (including the name of the third party lessor and the date of the lease or sublease and all amendments thereto).  The Company and the Company Subsidiaries have good and marketable fee title to all Owned Property, free and clear of all Liens of any nature whatsoever, except those Liens set forth in Section 3.09(b) of the Disclosure Schedule.  The Company Properties constitute all interests in real property currently owned, leased, used or occupied by the Company and the Company Subsidiaries or currently held for use in connection with the business of the Company and the Company Subsidiaries and which are necessary for the continued operation of the business of the Company and the Company Subsidiaries as such business is being conducted on the date hereof.

(c)

To the Knowledge of the Company (i) all of the Company Property, fixtures and improvements thereon owned or leased by the Company and the Company Subsidiaries are in good operating condition without material structural defects; (ii) all mechanical and other systems located thereon are (A) in good operating condition, and no condition presently exists requiring imminent material repairs, alterations or corrections and (B) suitable, sufficient and appropriate in all material respects for their current and contemplated uses; (iii) none of the improvements located on the Company Properties constitutes a prior non-conforming use; and (iv) none of the improvements located on the Company Properties constitutes a non-conforming use requiring any special dispensation, variance or special permit under any Laws which has not already been obtained.  The Company has delivered to the Investors true, correct and complete copies of (i) all deeds, title reports and surveys and (ii) the Real Property Leases, together with all amendments, modifications or supplements, if any, thereto.  The Owned Properties are not subject to any leases, rights of first refusal, agreements of sale, options to purchase or lease or rights of occupancy, except as may be set forth in Section 3.09(c) of the Disclosure Schedule.

(d)

The Company and the Company Subsidiaries, as applicable, have a valid and enforceable leasehold interest under each of the Real Property Leases, pursuant to which the Company or a Company Subsidiary is tenant, free and clear of all Liens other than as set forth in Section 3.09(d) of the Disclosure Schedule, and each of the Real Property Leases is in full force and effect.  The Company is not in default under any Real Property Lease, and to the Knowledge of the Company, no events have occurred and, to the Knowledge of the Company, no circumstances exist which, if not remedied, and whether with or without notice or the passage of time or both, would result in such a default.  Neither the Company nor any Company Subsidiary has received or given any notice of any default or event that with notice or lapse of time, or both, would constitute a default by the Company or any Company Subsidiary under any of the Real Property Leases and, to the Knowledge of the Company, no other party is in default thereof, and no party to the Real Property Leases has exercised any termination rights with respect thereto.

(e)

The Company and the Company Subsidiaries have all permanent certificates of occupancy necessary or useful for the current use and operation of each Company Property and to the Knowledge of the Company, such permanent certificates of occupancy contain no limitations or restrictions on the current use of the Company Property, and the Company and the Company Subsidiaries have fully complied, in all material respects, with all conditions of the certificates of occupancy applicable to them.  To the Knowledge of the Company, no default or violation, or event that with the lapse of time or giving of notice or both would become a default or violation, has occurred in the due observance of any certificate of occupancy.

(f)

Except as set forth on Section 3.09(f) of the Disclosure Schedule, there does not exist any actual or, to the Knowledge of the Company, threatened or contemplated condemnation or eminent domain proceedings that affect any Owned Property or any part thereof, and the Company has received no notice, oral or written, of the intention of any Governmental Authority or other Person to take or use all or any part thereof.

(g)

There does not exist any pending or, to the Knowledge of the Company, proposed proceeding to change or redefine the zoning classification of all or any portion of any Company Property.

(h)

The Company has received no notice from any insurance company that has issued a policy with respect to any Company Property requiring performance of any structural or other repairs or alterations to such Company Property.

3.10.

Intellectual Property.

(a)

Section 3.10(a) of the Disclosure Schedule contains a complete and accurate list of all Patents, Trademarks and Copyrights owned, licensed or used by the Company and the Company Subsidiaries in the business as currently conducted or as proposed to be conducted, other than licenses or agreements arising from the purchase of “off-the-shelf” software (such Patents, Trademarks and Copyrights, together with the Company’s Trade Secrets, being hereinafter referred to as the “Company Intellectual Property”), including a complete and accurate list of all licenses, sublicenses, agreements or other rights granted or assigned by any third party to the Company.

(b)

Except as set forth on Section 3.10(b) of the Disclosure Schedule, the Company and the Company Subsidiaries own all right, title and interest in and to, or possess sufficient rights to use, all of the Company Intellectual Property, subject to the terms of the applicable agreement, free and clear of all Liens or claims of others.

(c)

Except as set forth on Section 3.10(c) of the Disclosure Schedule, the Company and the Company Subsidiaries have not received any notice, written or otherwise, or claim challenging the complete and exclusive ownership or possession of the Company’s and the Company Subsidiaries’ rights to use the Company Intellectual Property, or suggesting that any other Person has any claim of legal or beneficial ownership with respect thereto.  Similarly, the Company and the Company Subsidiaries have not received any notice, written or otherwise, challenging, terminating, amending, or affecting the interest of the Company and the Company Subsidiaries in the Company Intellectual Property.  To the Company’s Knowledge, neither the Company nor any of the Company Subsidiaries is infringing, misappropriating or otherwise misusing any third party’s intellectual property rights.

(d)

To the Company’s Knowledge, the Company and the Company Subsidiaries have taken all necessary and commercially reasonable actions to maintain and protect the Company Intellectual Property that any of them owns, licenses or uses, including, if and when applicable and required, the secrecy or confidentiality thereof, which actions may be taken by the Company and the Company Subsidiaries, and the Company Intellectual Property is in compliance with all applicable legal requirements (including timely payment of filing, examination, maintenance and legal fees) necessary to protect the Company Intellectual Property.  Furthermore, to the Knowledge of the Company, owners of any Company Intellectual Property licensed to the Company and the Company Subsidiaries have taken all desirable actions to maintain and protect the intellectual property rights that are the subject of such licenses.  Each Employee or Consultant who has made a material contribution to the Company Intellectual Property, or who has or is proposed to have access to confidential and proprietary information of the Company, has executed and delivered an agreement with the Company relating to invention assignment, confidentiality and non-competition.

(e)

Neither the Company nor any Company Subsidiary has received any notice, written or otherwise of a claim nor does the Company have any Knowledge that there are any facts which indicate a likelihood that any of the Company Intellectual Property is invalid, unenforceable, or misused.

(f)

No Company Intellectual Property owned by the Company and the Company Subsidiaries and, to the Knowledge of the Company, no Company Intellectual Property owned by a third party, is involved in any interference, reissue, reexamination, opposition or cancellation proceeding or any other Legal Proceeding of any kind in the United States or in any other jurisdiction.

(g)

Except as set forth on Section 3.10(g) of the Disclosure Schedule, no third party has been put on notice of nor, to the Knowledge of the Company, are there any facts or circumstances which would indicate that a third party has, will be, or currently is infringing, misappropriating, diluting or otherwise misusing any of the Company Intellectual Property that is owned by the Company or any Company Subsidiary or, to the Knowledge of the Company, Company Intellectual Property owned by a third party.

(h)

To the Company’s Knowledge, no third party is conducting preclinical or clinical trials with a compound, the manufacture or use of which would be covered by any of the Company Intellectual Property.

(i)

Except as provided by the Security Agreement, the transactions contemplated by this Agreement shall have no adverse effect on the right, title and interest of the Company and the Company Subsidiaries in and to any Company Intellectual Property.

(j)

Neither the Company nor any Company Subsidiary has received any communications, written or otherwise, from any Person alleging, nor does the Company have any Knowledge, that there are any facts or circumstances which would indicate, that the Company or any Company Subsidiary has violated or, by conducting the business as currently conducted or proposed to be conducted, would violate any of the intellectual property rights of any other Person.  To the Company’s Knowledge, it is not necessary to the business, as currently conducted or proposed to be conducted, to obtain any other intellectual property rights from any Person other than those which have already been acquired by or licensed to the Company and the Company Subsidiaries.

(k)

It is not necessary to the business, as currently conducted or as proposed to be conducted, to utilize any intellectual property of any of the Employees made prior to their employment by the Company or any Company Subsidiary, except for inventions, Trade Secrets or proprietary information that have been assigned to the Company and the Company Subsidiaries.

3.11.

Material Contracts.  Section 3.11 of the Disclosure Schedule contains a true and complete list of all written and oral material contracts, agreements, instruments, other understandings and commitments, proposed transactions to which the Company or any Company Subsidiary is a party or to which it may be bound (collectively, “Material Contracts”), including, without limitation, any:

(a)

distributorship, dealer, sales, advertising, agency, manufacturer’s representative or other contract relating to the payment of a commission;

(b)

collective bargaining agreement or other contract with or commitment to any labor union or proposed labor union;

(c)

contract for the future purchase of products, materials, supplies, equipment or services by the Company;

(d)

contract or commitment for the sale of Customer Offerings by the Company anticipated to result in payments to the Company in excess of twenty-five thousand dollars ($25,000) in any twelve (12)-month period, or which require the sale of Customer Offerings by the Company and which cannot be canceled by the Company on thirty (30) days’ or less notice without material cost, forfeiture or Liability;

(e)

contract or commitment for the employment of any officer, Employee or Consultant or any other type of contract or understanding with any officer, Employee or Consultant, including any agreement or understanding relating to severance payments or non-competition;

(f)

indenture, mortgage, promissory note, loan agreement, pledge agreement, guarantee or other agreement or commitment relating to the borrowing of money, for a line of credit or for a leasing transaction;

(g)

contract or commitment for charitable contribution;

(h)

contract or commitment for a capital expenditure in excess of twenty-five thousand dollars ($25,000);

(i)

agreement or arrangement for the sale of any assets, properties or rights or Customer Offerings other than the sale thereof in the ordinary course of business;

(j)

contract with respect to the lending or investing of funds;

(k)

contract of indemnification with respect to any form of intangible property, including any intellectual property or confidential and proprietary information (except prepackaged software used in the ordinary course);

(l)

contract which restricts the Company from engaging in any aspect of its business anywhere in the world;

(m)

lease under which the Company leases real property;

(n)

license or other transfer of any intellectual property by or to the Company (other than “shrink wrap” or “off the shelf” software licenses); and

(o)

other contract which is material to the business of the Company.

The Company has provided to each Investor a full and complete copy of each Material Contract.  There are no agreements or understandings, oral or written, or side agreements not contained therein that relate to or modify the substance thereof in any respect.  Each Material Contract:  (i) has been duly authorized by all necessary corporate and other action on the part of the Company or Company Subsidiary; (ii) was validly executed and delivered by the Company or Company Subsidiary and; (iii) is a legal, valid and binding obligation of the Company or Company Subsidiary, enforceable in accordance with its terms, except as limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar Laws of general applicability relating to or affecting creditors’ rights generally and to general principles of equity. Each such document is in full force and effect, none of its material provisions has been waived or modified by any party thereto and there are no defaults thereunder or notice of defaults delivered pursuant thereto, and, to the Company’s Knowledge, there are no circumstances which could reasonably be expected to give rise to a default under any of such documents.  For the purposes of this Section 3.11, all indebtedness, Liabilities, agreements, understandings, instruments, contracts and proposed transactions involving the same person or entity (including persons or entities that, to the Company’s Knowledge are affiliated therewith) shall be aggregated for the purpose of meeting the individual minimum dollar amounts of such subsections.

3.12.

Related Party Transactions.  Except for (a) payment of salary or fees (in the case of Consultants) for services rendered to the Company in the ordinary course; (b) reimbursement for reasonable expenses incurred on behalf of or in connection with services to the Company; (c) standard employee benefits made generally available to all Employees, and except as set forth on Section 3.12 of the Disclosure Schedule or as entered into in connection with this Agreement, there are no oral or written agreements, understandings or proposed transactions between the Company, on the one hand, and any of the Company’s officers, directors, stockholders, Employees or Consultants, on the other hand.  Other than as disclosed in Section 3.12 of the Disclosure Schedule, none of the officers, directors, stockholders, Employees or Consultants of the Company, or any members of his or her respective immediate family, is indebted to the Company or (with respect to Consultants, to the Company’s Knowledge) has any direct or indirect ownership interest in any Person with which the Company is affiliated or with which the Company has a business relationship, or any Person which competes with the Company, other than passive investments in publicly traded companies (representing less than one percent (1%) of such company) which may compete with the Company.  To the Company’s Knowledge, no officer, director, stockholder, Employee or any Consultant of the Company or any member of his or her respective immediate family, has, directly or indirectly, an interest in any contract with the Company (other than such contracts as relate to any such person’s ownership of Equity Securities).  Except as set forth on Section 3.12 of the Disclosure Schedule, to the Company’s Knowledge, there is no familial or other significant business relationship that exists between or among any Employee or Consultant and any customer, supplier, vendor or contractor of the Company.

3.13.

Permits; Regulatory.

(a)

The Company and each Company Subsidiary has and maintains, in full force and effect, all licenses, permits, registrations, consents, authorizations and other approvals from all Governmental Authorities (collectively, the “Permits”) as are required under applicable Laws (including, without limitation, Environmental Laws) or are otherwise necessary for the operations of the Company or any Company Subsidiary, and the Company and each of the Company Subsidiaries are in material compliance with all of the Permits.

(b)

The studies and tests conducted by or on behalf of or sponsored by the Company or any Company Subsidiary or in which the Company, any Company Subsidiary or the Customer Offerings under development have participated, if any, were and, if still pending, are being conducted in accordance with standard medical and scientific research procedures.  The Company has no Knowledge of any other studies or tests the results of which are inconsistent with or otherwise call into question the results of the above referenced tests.

(c)

The Company, the Company Subsidiaries, or their designated agents, own or have the right to use all regulatory documents, including all correspondence and reports made to Governmental Authorities with respect to the Customer Offerings or currently proposed Customer Offerings.

(d)

Neither the Company nor the Company Subsidiaries, nor any of their agents or Affiliates have received any notice that any Governmental Authority has commenced or, to the Company’s Knowledge, threatened to initiate any action to withdraw, to hinder approval for a Customer Offering or to limit the ability of the Company or the Company Subsidiaries to manufacture (or to have manufactured for it by a third party) any Customer Offering or to request the recall of any Customer Offering, or commenced or threatened to initiate any action to enjoin production of such Customer Offering at any facility.

(e)

All manufacturing operations conducted by the Company and the Company Subsidiaries (or by third parties on behalf of the Company), if any, relating to the manufacture of the Customer Offerings or proposed Customer Offerings are being conducted in material compliance with current good manufacturing practices or similar foreign Laws or regulations, and all arrangements relating to such manufacturing operations are memorialized in agreements which are listed on Section 3.11 of the Disclosure Schedule.

(f)

The Company has not received (i) any reports of inspection observations; (ii) any establishment inspection reports; or (iii) any warning letters or any other documents from any Governmental Authority relating to the Customer Offerings and/or arising out of the conduct of the Company or any Company Subsidiary that assert a violation or non-compliance with any applicable Laws or regulatory requirements.

(g)

In addition, except as set forth in Section 3.13(g) of the Disclosure Schedule:

(i)

neither the Company nor any Company Subsidiary nor, to the Company’s Knowledge, any Person that manufactures, tests or distributes any Customer Offering on behalf of the Company or any Company Subsidiary, has made with respect to any Customer Offering, an untrue statement of a material fact or fraudulent statement to any Governmental Authority or failed to disclose a material fact required to be disclosed to any Governmental Authority;

(ii)

to the Company’s Knowledge, no officer, Employee or agent of the Company or any Company Subsidiary has made and, to the Company’s Knowledge, no officer, employee or agent of any Person that manufactures, tests or distributes any Customer Offering on behalf of the Company or any Company Subsidiary has made, with respect to any Customer Offering or proposed Customer Offering, an untrue statement of a material fact or fraudulent statement to any Governmental Authority or failed to disclose a material fact required to be disclosed to any Governmental Authority;

(iii)

neither Company nor any Company Subsidiary has been convicted of any crime;

(iv)

to the Company’s Knowledge, no officer, Employee or agent of the Company or any Company Subsidiary has been convicted of any felony;

(v)

neither the Company nor any Company Subsidiary nor, to the Company’s Knowledge, any Person that manufactures, tests or distributes any Customer Offering or proposed Customer Offering on behalf of the Company or any Company Subsidiary has engaged in any conduct for which debarment is mandated by 21 U.S.C. §335a(a) or any similar state or foreign Law or authorized by 21 U.S.C. §335a(b) or any similar state or foreign Law;

(vi)

to the Knowledge of the Company, no officer, Employee or agent of the Company or any Company Subsidiary, and no officer, employee or agent of any Person that manufactures, tests or distributes any Product on behalf of the Company or any Company Subsidiary has engaged in any conduct for which debarment is mandated by 21 U.S.C. §335a(a) or any similar state or foreign Law or authorized by 21 U.S.C. §335a(b) or any similar state or foreign Law; and

(vii)

neither the Company nor any Company Subsidiary, nor to the Company’s Knowledge, any Person that manufactures, tests or distributes any Customer Offering on behalf of the Company or any Company Subsidiary, has received any notice that the any Governmental Authority has commenced, or threatened to initiate, any action to place a clinical hold on a clinical investigation of any Customer Offering or proposed Customer Offering, withdraw its approval that clinical investigations of any Customer Offering or proposed Customer Offering proceed or request the recall of any Customer Offering or proposed Customer Offering, or commenced, or threatened to initiate, any adverse regulatory action against the Company, the Person who manufactures, test or distributes the Customer Offering or proposed Customer Offering, or any of their agents, licensees or contract research organizations.

3.14.

Environmental and Safety Laws.

(a)

The Company and each Company Subsidiary is and has been in compliance, in all material respects, with all applicable Environmental Laws.  There is no pending or, to the Knowledge of the Company, threatened civil or criminal litigation, written notice of violation, formal administrative proceeding, information request or, to the Knowledge of the Company, investigation from, of or by any Governmental Authority relating to any Environmental Law to which the Company or any Company Subsidiary is the subject.  Neither the Company nor any Company Subsidiary is a party to or bound by any court order, administrative order, consent order or other binding agreement entered into in connection with any legal obligation or Liability arising under any Environmental Law.  Set forth in Section 3.14(a) of the Disclosure Schedule is a list of all documents (whether in hard copy or electronic form) in the possession of the Company or any Company Subsidiary that contain any environmental reports, assessments, investigations, audits or correspondence to or from any Person (including, without limitation, any Governmental Authority) pertaining to Environmental Laws or Materials of Environmental Concern relating to the operations of the Company or any Company Subsidiary or any real property currently or previously owned, used or operated by the Company or any Company Subsidiary.  A complete and accurate copy of each such document has been provided to the Investors.

(b)

Neither the Company nor any of the Company Subsidiaries has received any notice from any Person, including, without limitation, any Governmental Authority that (i) any Materials of Environmental Concern which the Company, any of the Company Subsidiaries or any of their respective predecessors-in-interest has generated, transported or disposed of has been found at any site at which a Governmental Authority or other Person has conducted or has ordered that the Company, any of the Company Subsidiaries or, to the Knowledge of the Company, any of their respective predecessors-in-interest conduct a remedial investigation, removal or other response action pursuant to any Environmental Law; (ii) alleges any past or present violations of any Environmental Laws by the Company or any of the Company Subsidiaries; or (iii) alleges any event, condition, circumstance, activity, practice, incident, action or plan which is reasonably likely to interfere with or prevent continued compliance with or which would give rise to any common law or statutory liability, or otherwise form the basis of any claim, action, suit or proceeding, against the Company or any of the Company Subsidiaries based on or resulting from the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling, or the emission, discharge or release of any Material of Environmental Concern.

(c)

Except as set forth in Section 3.14(c) of the Disclosure Schedule (i) no portion of any real property presently or, to the Knowledge of the Company, formerly owned, leased or operated by the Company or any of the Company Subsidiaries has been used for the handling, manufacturing, processing, generation, storage or disposal of Materials of Environmental Concern, except as is customary for the operation of the business of the Company and the Company Subsidiaries as such business is being conducted on the date hereof and in compliance with applicable Environmental Laws, and no underground tank is located on such properties; (ii) there have been no releases or threatened releases of Materials of Environmental Concern on, upon, into, from or, to the Knowledge of the Company, in the vicinity of any real property presently or formerly owned, leased or operated by the Company or any of the Company Subsidiaries; and (iii) any Materials of Environmental Concern that have been generated on any real property presently or, to the Knowledge of the Company, formerly owned, leased or operated by the Company or any of its Subsidiaries have been transported offsite and treated or disposed of in accordance with applicable Environmental Laws.

3.15.

Use of Proceeds.  The proceeds from the sale of the Securities shall be used solely for working capital and other corporate purposes.

3.16.

Employee Benefits.

(a)

Section 3.16 of the Disclosure Schedule contains a complete and accurate list of all Company Plans.  Complete and accurate copies of, to the extent applicable, (i) all Company Plans which have been reduced to writing; (ii) all current related trust agreements, insurance contracts and summary plan descriptions; and (iii) all annual reports filed on Form 5500 and (for all funded plans) all plan financial statements for the last three plan years for each Company Plan, have been provided to the Investors.

(b)

Each Company Plan has been administered in all material respects in accordance with its terms and the Company has in all material respects met its obligations with respect to each Company Plan and has made all required contributions thereto.  Each Company Plan is in compliance in all material respects with the currently applicable provisions of ERISA and the Code.  All filings and reports as to each Company Plan required to have been submitted to the Internal Revenue Service or to the United States Department of Labor have been duly submitted.  No Company Plan has assets that include securities issued by the Company or any ERISA Affiliate.

(c)

To the Knowledge of the Company, there are no Legal Proceedings against or involving any Company Plan or asserting any rights or claims to benefits under any Company Plan that could give rise to any material Liability of the Company.

(d)

All the Company Plans that are intended to be qualified under Section 401(a) of the Code have received a favorable determination or opinion letter from the Internal Revenue Service, and no such determination or opinion letter has been revoked and, to the Knowledge of the Company, such revocation has not been threatened.

(e)

Neither the Company nor any ERISA Affiliate has ever maintained or otherwise has any material Liability under or with respect to an Employee Benefit Plan subject to Section 412 of the Code or Title IV of ERISA.

(f)

The Company is not obligated to contribute to or otherwise has any material Liability under or with respect to any “multiemployer plan” (as defined in Section 4001(a)(3) of ERISA).

(g)

Other than as set forth in Section 3.16(g) of the Disclosure Schedule, no Company Plan provides benefits after termination of employment to any Employee (or to any beneficiary of such Employee), including but not limited to retiree health coverage, but excluding continuation of health coverage required to be continued under Section 4980B of the Code or other applicable Law, insurance conversion privileges under state Law and any Company Plan intended to be qualified under Section 401(a) of the Code.  The assets of each Company Plan which is funded are reported at their fair market value on the books and records of such Company Plan.

(h)

To the Knowledge of Company, no act or omission has occurred and no condition exists with respect to any Company Plan that would subject the Company to any material fine, penalty, Tax or Liabilities of any kind imposed under ERISA or the Code.

(i)

No Company Plan is funded by, associated with or related to a “voluntary employee’s beneficiary association” within the meaning of Section 501(c)(9) of the Code.

(j)

Other than as set forth in Section 3.16(j) of the Disclosure Schedules, each Company Plan is amendable and terminable unilaterally by the Company at any time without Liability or expense to the Company or such Company Plan as a result thereof (other than for benefits accrued through the date of termination or amendment and reasonable administrative expense related thereto).

(k)

Section 3.16(k) of the Disclosure Schedule discloses each: (i) agreement, plan or arrangement under which any Person may receive payments from the Company that may be subject to the Tax imposed by Section 4999 of the Code or included in the determination of such Person’s “parachute payment” under Section 280G of the Code; (ii) agreement or plan binding the Company, including any stock option plan, stock appreciation right plan, restricted stock plan, stock purchase plan, severance benefit plan or Company Plan, any of the benefits of which will be increased, or the vesting of the benefits of which will be accelerated, by the occurrence of any of the transactions contemplated by this Agreement or the value of any of the benefits of which will be calculated on the basis of any of the transactions contemplated by this Agreement; and (iii) agreement or plan binding the Company to pay severance payments or post-employment termination payments to any Employee.

(l)

Each Company Plan that is a “nonqualified deferred compensation plan” (as defined in Code Section 409A(d)(1)) has been operated since January 1, 2005 in good faith compliance with Code Section 409A and IRS Notice 2005-1.  No Company Plan that is a “nonqualified deferred compensation plan” has been materially modified (as determined under Notice 2005-1 and Section 1.409A-6 of the Treasury Regulations) since October 3, 2004.  No event has occurred that would be treated by Code Section 409A(b) as a transfer of property for purposes of Code Section 83.  No stock option or equity unit option granted under any Company Plan has an exercise price that is less than the fair market value of the underlying stock or equity units (as the case may be) as of the date such option was granted or has any feature for the deferral of compensation other than the deferral of recognition of income until the later of exercise or disposition of such option.

3.17.

Tax Returns; Payments and Elections.  The Company and each Company Subsidiary has prepared and filed with all appropriate Governmental Authorities all tax returns in respect of Taxes by the date such returns were due to be filed (after giving effect to extensions timely filed), and all such returns are correct and complete in all material respects.  The Company and each Company Subsidiary has paid in full all Taxes due and payable, whether or not shown on such tax returns, or has made adequate provision for all Taxes on the Current Balance Sheet.  No examination or audit of any tax return relating to any Taxes of the Company or any Company Subsidiary or with respect to any Taxes due from or with respect to the Company by any Governmental Authority is currently in progress or threatened or contemplated.  No assessment of Tax has been proposed in writing against the Company or any Company Subsidiary or any of the assets or properties of any of them and the Company knows of no grounds for any such assessment.  There are no outstanding agreements, waivers or arrangements extending the statutory period of limitation applicable to any claim for, or the period for the collection or assessment of, Taxes due from or with respect to the Company or any Company Subsidiary for any taxable period.  Neither the Company nor any of the Company Subsidiaries has net operating losses or other Tax attributes presently subject to limitation under Sections 382, 383 or 384 of the Code, or the federal consolidated return regulations, (or any corresponding provision of state, local or foreign law), and the amount of such net operating losses are.  Such net operating losses are valid through the 2008 tax year.

3.18.

Insurance.  Section 3.18 of the Disclosure Schedule hereto lists each insurance policy maintained by the Company and each Company Subsidiary with respect to the properties, assets and business of each of them (the “Insurance Policies”).  All such Insurance Policies are in full force and effect, and neither the Company nor any Company Subsidiary is in default, in any material respect with respect to its obligations under any of such Insurance Policies and has not received any notification of cancellation of any of such Insurance Policies and has no claim outstanding which could be expected to cause a material increase in the insurance rates.  To the Knowledge of the Company, no facts or circumstances exist that would relieve the insurer under any such policy of its obligation to satisfy in all material respects any claim of the Company or any Company Subsidiary thereunder.  Neither Company nor any Company Subsidiary has received any notice that (a) any of such policies has been or will be canceled or terminated or will not be renewed on substantially the same terms as are now in effect; or (b) the premium on any of such policies will be materially increased on the renewal thereof.  The Company and each Company Subsidiary maintains insurance for its benefit in amounts and against all risks that are normal and customary for Persons operating similar properties and businesses under policies in effect and issued by insurers of recognized responsibility.

3.19.

Legal Proceedings.  Except as set forth on Section 3.19 of the Disclosure Schedule, there are no Legal Proceedings pending or, to the Knowledge of the Company, currently threatened against the Company or any Company Subsidiary.  The foregoing includes, without limitation, actions, suits, proceedings or investigations pending or threatened (or any basis therefor known to the Company) involving the prior employment of any Employees, their use in connection with the Company’s business of any information or techniques allegedly proprietary to any of their former employers, or their obligations under any agreements with prior employers.  Neither Company nor any Company Subsidiary is a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court or Governmental Authority.  There are no Legal Proceedings by the Company currently pending or that the Company or any Company Subsidiary intends to initiate.

3.20.

Offering.  Subject in part to the truth and accuracy of each Investor’s representations set forth in Article IV of this Agreement, the offer, sale and issuance of the Securities as contemplated by this Agreement are exempt from the registration requirements of the Securities Act and state securities and “blue sky” laws, and neither the Company nor any authorized agent acting on its behalf will take any action hereafter that would cause the loss of such exemption.

3.21.

Valid Issuance of Securities.  The Securities that are being purchased by the Investors hereunder, when issued, sold and delivered in accordance with the terms of this Agreement and in accordance with their respective terms for the consideration expressed herein and therein, will be duly and validly issued, outstanding, fully paid, and nonassessable, and will be free of restrictions on transfer other than restrictions on transfer under this Agreement and under applicable Laws.

3.22.

Compliance with Laws.  The operations of the Company and each Company Subsidiary have been conducted in material compliance with all applicable Laws.  Neither Company nor any Company Subsidiary has received any notification of any asserted present or past failure by the Company or any Company Subsidiary to comply with such Laws.

3.23.

Brokers and Finders.  Except as disclosed in Section 3.23 of the Disclosure Schedule, neither the Company nor any of its officers, directors or Employees has employed any broker or finder or incurred any Liability for any brokerage fees, commissions or finder’s fees in connection with the transactions contemplated by this Agreement.

3.24.

Foreign Assets Control Regulations, Etc.

(a)

Neither the Company nor any Company Subsidiary has violated (i) the United States Trading with the Enemy Act, as amended; (ii) any of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto; (iii) Executive Order No. 13,224, 66 Fed Reg 49,079 (2001), issued by the President of the United States (Executive Order Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit or Support Terrorism) (the “Terrorism Order”); or (iv) the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA PATRIOT ACT) Act of 2001, Public Law 107-56 (October 26, 2001).

(b)

Neither the Company nor any Company Subsidiary (i) is a “blocked person” as described in Section 1 of the Terrorism Order; and (ii) to the Company’s Knowledge, engages in any dealings or transactions or otherwise associates with any “blocked person”.

(c)

The Company and each Company Subsidiary is in compliance, in all material respects, with the Uniting And Strengthening America By Providing Appropriate Tools Required To Intercept And Obstruct Terrorism (USA PATRIOT ACT) Act of 2001, Public Law 107-56 (October 26, 2001).

3.25.

Internal Controls.

(a)

The Company and the Company Subsidiaries have in place the “disclosure controls and procedures” (as defined in Rules 13a-15(e) and 15d-15(e) of the Exchange Act) required in order for the principal executive officer and principal financial officer of the Company to engage in the review and evaluation process mandated by Section 302 of SOXA.  The Company’s “disclosure controls and procedures” are reasonably designed to ensure that material information (both financial and non-financial) relating to the Company required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods applicable to the Company specified in the rules and forms of the SEC, and that such information is accumulated and communicated to the Company’s principal executive and principal financial officers, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure as to the Company and to make the certifications of the principal executive officer and principal financial officer of the Company required by Section 302 of SOXA with respect to such reports.  There is and has been no failure on the part of the Company or any of the Company’s directors or officers, in their capacities as such, to comply with any provision of SOXA that is applicable to the Company, including (as applicable) Section 402 related to loans and Section 906 related to certifications.

(b)

The Company and the Company Subsidiaries maintain systems of “internal control over financial reporting” (as defined in Rule 13a-15(f) of the Exchange Act) that comply with the applicable requirements of the Exchange Act and have been designed by, or under the supervision of, their respective principal executive and principal financial officers, or persons performing similar functions, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles, including, but not limited to, internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.  Except as disclosed in the SEC Reports filed prior to the date hereof, there are no material weaknesses in such systems of “internal control over financial reporting.”

3.26.

Employees.  The Company has no collective bargaining agreements with any of its Employees.  There is no labor union organizing activity pending or, to the Company’s Knowledge, threatened with respect to the Company.  No Employee or Consultant is in violation of any term of any employment contract or any other agreement relating to the right of any such individual to be employed by, or to contract with, the Company; and to the Company’s Knowledge the continued employment by the Company of its Employees, and the performance of the Company’s contracts with its Consultants, will not result in any such violation.  The Company has not received any notice alleging that any such violation has occurred.  Each former Employee whose employment was terminated by the Company has entered into an agreement with the Company providing for the full release of any claims against the Company or any related party arising out of such employment.  There are no actions pending, or to the Company’s Knowledge, threatened, by any former or current Employee concerning such person’s employment by the Company.

3.27.

Warranties.  Except as may be permitted by applicable Law and other than as set forth in Section 3.27 of the Disclosure Schedule, no Customer Offering is subject to any guaranty, warranty, right of return, right of credit or other indemnity other than (a) the applicable standard terms and conditions of sale or lease of the Company, which have been provided to the Investors; and (b) manufacturers’ warranties for which the Company does not have any Liability.  Section 3.27 of the Disclosure Schedule sets forth the aggregate expenses incurred by the Company in fulfilling its obligations under their guaranty, warranty, right of return and indemnity provisions during each of the fiscal years and the interim period covered by the financial statements.

3.28

Relationships with Suppliers and Customers.  Set forth on Section 3.28 of the Disclosure Schedule is a list of (a) the material suppliers of the Company and the Company Subsidiaries who, in the aggregate, for the one year period ended December 31, 2008, were the ten (10) largest dollar volume suppliers to the Company and the Company Subsidiaries; and (b) each customer that accounted for more than two percent (2%) of the revenues of the Company and the Company Subsidiaries during the one year period ended December 31, 2008, and the amount of revenues accounted for by such customer during such period.  None of the suppliers or customers set forth on Section 3.28 of the Disclosure Schedule has given the Company or any Company Subsidiary written notice terminating, canceling or threatening to terminate or cancel any contract or relationship with the Company or any Company Subsidiary or has made any other claim under any contract with the Company or any Company Subsidiary.

3.29

Inventory.  The inventory of the Company and the Company Subsidiaries is of a quality and quantity usable and saleable in the ordinary course of business, except for obsolete items and items of below-standard quality, which, in the case of inventory reflected on the Current Balance Sheet, have been written-off or written-down to net realizable value or otherwise reserved for in a manner consistent with past practice and in accordance with GAAP on the Current Balance Sheet.

3.30.

Accounts Receivable.  To the Company’s Knowledge, all accounts receivable of the Company are valid receivables subject to no setoffs or asserted counterclaims, and the Company believes the reserves for bad debts reflected on the Current Balance Sheet are adequate and calculated consistent with past practice.  A complete and accurate list of the accounts receivable reflected on the Current Balance Sheet, showing the aging thereof, has been provided to the Investors.  Other than as set forth in Section 3.30 of the Disclosure Schedule, the Company has not received any notice from an account debtor stating that any account receivable in an amount in excess of ten thousand dollars ($10,000) is subject to any contest, claim or setoff by such account debtor.  Other than as set forth in Section 3.30 of the Disclosure Schedule, no Person has any Lien in the accounts receivable of the Company, and no agreement for a material deduction or material discount has been made with respect to any outstanding account receivable with an undiscounted value in excess of ten thousand dollars ($10,000).

3.31.

Obligations of Management.  To the Company’s Knowledge, each officer and key Employee of the Company is currently devoting substantially all of his or her business time to the conduct of the business of the Company.  The Company is not aware that any officer or key Employee of the Company is planning to work less than full time at the Company in the future.  To the Company’s Knowledge, no officer or key Employee is currently working or plans to work for a competitive enterprise, whether or not such officer or key Employee is or will be compensated by such enterprise.

3.32.

Accountants.  The Company’s accountants, who the Company expects will render their opinion with respect to the financial statements to be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008, are, to the Company’s Knowledge, independent accountants as required by the Securities Act.

3.33.

Listing and Maintenance Requirements.  The Common Stock is registered pursuant to Section 12(b) of the Exchange Act, and the Company has taken no action designed to, or which to its Knowledge is likely to have the effect of terminating the registration of the Common Stock under the Exchange Act.  Except as specified in the SEC Reports, the Company has not, in the two (2) years preceding the date hereof, received written notice from the NYSE Amex to the effect that the Company is not in compliance with the listing or maintenance requirements thereof.

3.34.

Investment Company.  The Company is not and, immediately after receipt of payment for the Securities, will not be an Affiliate of, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

3.35.

No Integrated Offering.  Assuming the accuracy of the Investors’ representations and warranties set forth in Article IV, and except as contemplated by this Agreement, neither the Company, nor any of its Affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of Securities to be integrated with prior offerings by the Company for purposes of the Securities Act any state securities Law or any applicable shareholder approval provisions, including, without limitation, under the rules and regulations of the NYSE Amex.

3.36.

No Other Representations.  Each Investor acknowledges and agrees that the Company makes no representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in this Article III.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF THE INVESTORS

Each Investor hereby represents and warrants to the Company, severally and not jointly as to itself, as follows:

4.01.

Organization; Authority.  Each Investor, if a corporation or other legal entity, was organized, and is validly existing and in good standing under the Laws of the jurisdiction of its organization with the requisite power and authority to enter into and to consummate the transactions contemplated by this Agreement and to carry out its obligations hereunder.  The acquisition of the Shares hereunder by each Investor has been duly authorized by all necessary action on the part of such Investor.  This Agreement has been duly executed and delivered by each Investor and constitutes the valid and legally binding obligation of the Investor, enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar Laws of general applicability relating to or affecting creditors’ rights generally and to general principles of equity.

4.02.

Purchase Entirely for Own Account.  This Agreement is made with each Investor in reliance upon such Investor’s representation to the Company, which by such Investor’s execution of this Agreement, each Investor hereby confirms that the Shares to be received by such Investor will be acquired for investment for such Investor’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that such Investor has no present intention of selling, granting any participation in, or otherwise distributing the same.  By executing this Agreement, each Investor further represents that such Investor does not have any contract, undertaking, agreement or arrangement with any Person to sell, transfer or grant participations to such Person or to any third Person, with respect to any of the Shares.

4.03.

Disclosure of Information.  Each Investor believes it has received all the information it considers necessary or appropriate for deciding whether to purchase the Shares.  Each Investor further represents that it has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Shares and the business, properties, prospects and financial condition of the Company.  The foregoing, however, does not limit or modify the representations and warranties of the Company in Article III of this Agreement or the right of the Investors to rely thereon.

4.04.

Brokers.  No Investor has entered into an agreement for the payment of any broker’s or finder’s fee or commission in connection with the purchase or sale of the Shares.

4.05.

Private Placement.  Each Investor understands that the Securities have not been registered under the Securities Act or registered or qualified under any state securities Laws on the grounds that such Securities are being issued in a transaction exempt from the registration requirements of the Securities Act and the registration or qualification requirement of applicable state securities Laws, and that the Securities must be held indefinitely unless Securities are subsequently registered under the Securities Act and qualified or registered under applicable state securities Laws or an exemption from registration and qualification is available, and that, except as otherwise provided in the Transaction Documents, the Company is under no obligation to register or qualify the Securities.  Each Investor shall hold harmless the Company and its directors, officers, Employees and agents against any loss or Liability from any disposition of Securities by it in violation of this Section 4.05.

4.06.

Accredited Investor.  Each Investor is an “accredited investor” within the meaning of Rule 501 of Regulation D promulgated under the Securities Act and has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the investment to be made hereunder by it and it is able to bear the economic risk of its investment.

4.07.

Reliance.  Each Investor understands and acknowledges that (a) the Securities to be acquired by it hereunder are being offered and sold to it without registration under the Securities Act in a private placement that is exempt from the registration provisions of the Securities Act and; (b) the availability of such exemption depends in part on, and the Company will rely upon the accuracy and truthfulness of, the foregoing representations, and such Investor hereby consents to such reliance.

4.08.

No Other Representations.  The Company acknowledges and agrees that the Investors make no representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in this Article IV.

4.09

No Knowledge of Misrepresentation or Omissions.  No Investor has actual knowledge that the representations and warranties of the Company contained in this Agreement are not true and correct in any material respect.

ARTICLE V

AFFIRMATIVE COVENANTS OF THE COMPANY

5.01.

The Company hereby covenants and agrees with the Investors as follows:

(a)

Conduct of the Company.  Between the date hereof and the Maturity Date (as defined in the Notes), the Company will:

(i)

preserve and maintain in full force and effect its existence and good standing under the laws of its jurisdiction of formation or organization;

(ii)

preserve and maintain in full force and effect all material rights, privileges, qualifications, applications, licenses and franchises necessary in the normal conduct of its business;

(iii)

conduct its business in the ordinary course in accordance with sound business practices and keep its properties in good working order and condition (normal wear and tear excepted);

(iv)

take all reasonable actions to protect and maintain the Company Intellectual Property, including, without limitation, prosecuting all pending applications for Patents or registration of Trademarks and Copyrights and maintaining, to the extent permitted by law, each Patent or registration owned by the Company;

(v)

comply in all material respects with all applicable laws, rules and regulations and with the directions of any Governmental Authority having jurisdiction over the Company or its business or property; and

(vi)

file or cause to be filed in a timely manner all reports, applications, estimates and licenses that shall be required by a Governmental Authority.

(b)

Reservation of Common Stock, Series B-1 Preferred Stock and Series B-2 Preferred Stock.  The Company shall at all times reserve and keep available out of (i) its authorized shares of Common Stock, solely for the purpose of the issuance and delivery of the Underlying Shares, the maximum number of shares of Series B-1 Preferred Stock and Common Stock that may be issuable or deliverable thereupon and (ii) out if its shares of Series B-2 Preferred Stock, solely for the purpose of issuance and delivery of the Underlying Warrant Shares, the maximum number of shares of Series B-2 Preferred Stock that may be issuable or deliverable thereupon.

(c)

Restrictions on Public Sale of Securities.  Except as contemplated in the Registration Rights Agreement, the Company agrees (i) not to effect a public offering or distribution of any Equity Securities and (ii) not to register any shares of Equity Securities (except pursuant to registration on Form S-8 or any successor thereto) during the period beginning on the date hereof and ending on the date on which a registration statement covering the Underlying Shares pursuant to the terms and conditions of the Registration Rights Agreement has been declared effective by the SEC.

(d)

Securities Law Filings.  For so long as the Investors and their respective Affiliates in the aggregate hold at least two percent (2%) of the outstanding shares of Common Stock on an as if converted basis, the Company agrees to file with the SEC in a timely manner all reports and other filings required of the Company under the Securities Act and the Exchange Act.

(e)

Form S-3 Eligibility.  The Company hereby covenants and agrees to use its commercially reasonable efforts to maintain its eligibility to make filings with the SEC on Form S-3 until one or more registration statements covering the resale of all of the Underlying Shares shall have been filed with, and declared effective by, the SEC pursuant to the terms and conditions of the Registration Rights Agreement.

(f)

Proxy Statement.

(i)

In the event that the Company has not previously obtained the Company Stockholder Approval by written consent, then as promptly as reasonably practicable after the date hereof, but in any event prior to April 10, 2009, the Company shall prepare and file with the SEC the Proxy Statement; provided that the Company shall consult with the Investors and provide the Investors and their counsel a reasonable opportunity to review and comment on such Proxy Statement (and any amendments or supplements thereto), and shall reasonably consider such comments of the Investors, prior to filing.  The parties shall reasonably cooperate with each other in the preparation of the Proxy Statement and to have such document cleared by the SEC as promptly as reasonably practicable after such filing.  Each Investor shall furnish to the Company the information relating to it that is required by the rules and regulations promulgated by the SEC under the Exchange Act for inclusion in the Proxy Statement.  The Company shall apply commercially reasonable efforts to cause the Proxy Statement to be mailed to the holders of Equity Securities as promptly as practicable upon the earlier of (A) receiving notification that the SEC is not reviewing the Proxy Statement and (B) the conclusion of any SEC review of the Proxy Statement.  The Company shall promptly provide copies, consult with the Investors and prepare written responses with respect to any written comments received from the SEC with respect to the Proxy Statement and advise the Investors of any oral comments received from the SEC.  The Company shall cause the Proxy Statement to comply as to form with the rules and regulations promulgated by the SEC under the Exchange Act.

(ii)

The Company shall make all necessary filings with respect to the transactions contemplated thereby under the Exchange Act and the rules and regulations thereunder.  The Company will advise the Investors, promptly after it receives notice thereof, of any request by the SEC for any amendment of or supplement to the Proxy Statement or comments thereon and responses thereto or requests by the SEC for additional information.  The Company shall provide the Investors and their counsel a reasonable opportunity to review and comment on any such comments and any amendment or supplement to the Proxy Statement made in response thereto and the Company shall reasonably consider the Investors’ and their counsel’s comments prior to filing.  If at any time prior to the date on which Company Stockholder Approval is obtained, any information relating to the Investors or the Company, or any of their respective Affiliates, officers or directors, should be discovered by the Investors or the Company that should be set forth in an amendment or supplement to the Proxy Statement, so that such documents would not include any misstatement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, the party which discovers such information shall promptly notify the other parties hereto and an appropriate amendment or supplement describing such information shall be promptly filed with the SEC and, to the extent required by applicable Law, disseminated to the holders of Equity Securities.

(iii)

The Company shall, acting through the Board, cause the Company Stockholders Meeting to be duly called and held as soon as reasonably practicable following the commencement of the mailing of the Proxy Statement to the stockholders of the Company, but in any event no later than May 15, 2009, for the purpose of obtaining the Company Stockholder Approval.

(g)

Termination of Conversion Agreement.  The Company shall not terminate that certain Conversion Agreement, dated as of March 13, 2009, by and between the Company and Pinnacle Mountain Partners LLC, a New Hampshire limited liability company, pursuant to Section 1.3 thereof except upon the written request of the Investors and, upon such written request of the Investors, the Company shall terminate such agreement subject to the terms of Section 1.3 thereof.

ARTICLE VI

OTHER AGREEMENTS OF THE PARTIES

6.01.

Transfer Restrictions.

(a)

The Securities may only be disposed of pursuant to an effective registration statement under the Securities Act, to the Company or pursuant to an available exemption from or in a transaction not subject to the registration requirements thereof.  In connection with any transfer of any Securities other than pursuant to an effective registration statement or to the Company, the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration under the Securities Act.  Notwithstanding the foregoing, the Company hereby consents to and agrees to register any transfer of Securities by an Investor to an Affiliate of the Investor, or any transfers between or among any such Affiliates, provided that the transferee certifies to the Company that it is an “accredited investor” as defined in Rule 501(a) under the Securities Act and that it is acquiring any such Securities in accordance with the representation provided by the original Investor in Article IV.  Each transferee of Securities shall have the rights of an Investor under this Agreement.

(b)

Each Investor agrees to the imprinting, so long as is required by this Section 6.01(b), of the following legend on the Securities:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.”

The Company agrees that it will provide each Investor, upon request, with a certificate or certificates representing the Shares free from such legend at such time as such legend is no longer required hereunder.  The Company may not make any notation on its records or give instructions to any transfer agent of the Company which enlarge the restrictions of transfer set forth in this Section 6.01.

6.02.

Certain Securities Laws Disclosures.  The Company shall timely file with the SEC a Form D as required under Regulation D promulgated under the Securities Act and provide a copy thereof to each Investor promptly after the filing thereof.

6.03.

NYSE Amex Listing.  The Company shall promptly prepare and submit to the NYSE Amex a listing application covering the Underlying Shares and shall apply commercially reasonable efforts to obtain, as promptly as practicable and prior to the Conversion Date, approval for the listing of such Underlying Shares and the Investors shall cooperate with the Company with respect to such listing.  The Company shall promptly (within twenty-four (24) hours) inform the Investors if it receives any communication from the NYSE Amex regarding the delisting of the Common Stock, and shall consult with the Investors and provide the Investors and its counsel a reasonable opportunity to review and comment on any proposed written responses to the NYSE Amex, and shall reasonably consider such comments of the Investors prior to responding, and provide the Investors and its counsel reasonable opportunity to participate in any discussions or meetings with the NYSE Amex.

6.04.

Short Sales After The Date Hereof.  Each Investor, severally and not jointly with the other Investors, covenants that neither it, nor any Affiliate acting on its behalf or pursuant to any understanding with it, will execute any Short Sales during the period commencing with the date hereof and ending at such time (a) as the Note has either been repaid in full or has converted pursuant to its terms and (b) the Investor no longer beneficially owns any Shares, Conversion Shares or Underlying Warrant Shares.

ARTICLE VII

ACTIONS AT THE CLOSING

Each and every obligation of the Company and the Investors under this Agreement to be performed on or before the Closing shall be subject to the satisfaction, on or before the Closing, of each of the following conditions, unless waived in writing by the Company and the Investors.

7.01.

No Legal Proceedings.  No provision of any applicable Law or regulation and no judgment, injunction, order or decree shall prohibit the Closing or the consummation of any of the transactions contemplated by the Transaction Documents or shall prohibit or restrict any Investor or its Affiliates from owning, or fully voting and converting, the Securities to be acquired by such Investor pursuant to the terms of such respective Securities, and no lawsuit shall have been commenced by a Governmental Authority seeking to effect any of the foregoing.

7.02.

Certificate of Designation.  The Certificate of Designation shall be in full force and effect and shall have been filed with the Secretary of State of the State of Delaware and shall have not been further amended or modified, and the Investors shall have received satisfactory evidence thereof.

7.03.

Opinion of the Company’s Counsel.  The Company shall have delivered an opinion in favor of the Investors from Pepper Hamilton LLP as to matters of law, dated as of the Closing Date, comprising the matters set forth in Exhibit H hereto.

7.04.

Closing Documents, Resolutions, Consents.  The Company shall have delivered to each Investor at the Closing:

(a)

certified copies of the resolutions duly adopted by the Board authorizing, among other things, the execution, delivery and performance of the Transaction Documents, the filing of the Certificate of Designation referred to herein, the issuance and sale of the Securities, the reservation of the Underlying Shares for issuance upon conversion of the Shares and the Conversion Shares, reservation of the Conversion Shares for issuance upon conversion of the Notes, reservation of the Underlying Warrant Shares for issuance upon exercise of the Warrants, and the consummation of all other transactions contemplated by this Agreement and the other Transaction Documents;

(b)

certified copies of the Company Governance Documents, each as in effect at the Closing;

(c)

a certificate of good standing issued by the Secretary of State of the State of Delaware and each other jurisdiction where the Company or any Company Subsidiary is authorized to do business;

(d)

copies of all third party and governmental consents, approvals and filings required in connection with the consummation of the transactions hereunder (including, without limitation, all blue sky law filings and waivers of all preemptive rights and rights of first refusal); and

(e)

an original, duly executed (i) certificate representing the Shares; (ii) a Note; and (iii) a Warrant, each in accordance with Section 1.03.

7.05.

Blue Sky; Federal Securities Law Compliance.  The Company shall have made all filings, if any, under all applicable Federal securities Laws necessary to consummate the issuance of the Shares pursuant to this Agreement in compliance with such Laws.

7.06.

Registration Rights Agreement.  The Registration Rights Agreement shall have been executed and delivered to the Investors by the Company and each other party thereto.

7.07.

Security Agreement.  The Security Agreement shall have been executed and delivered to the Investors by the Company and each other party thereto.

7.08.

Intercreditor Agreement.  The Intercreditor Agreement shall have been executed and delivered to the Investors by the Company and each other party thereto.

7.09.

Voting Agreement and Proxies.  The Voting Agreement (including each irrevocable proxy to be delivered pursuant thereto) shall have been executed and delivered to the Investors by the Company and each other party thereto.

7.10.

Indemnification Agreements. The Company shall have executed and delivered indemnification agreements with each of the directors selected by the Investors to serve on the Board, in form and substance reasonably satisfactory to the Investors.

7.11.

Expenses.  The Company shall have paid the expenses of the Investors by wire transfer of immediately available funds in accordance with Section 9.01 and concurrently with the Closing.

7.12.

Proceedings.  All corporate and other proceedings taken or required to be taken by the Company in connection with the transactions contemplated hereby to be consummated at or prior to the Closing, and all documents incident thereto shall be satisfactory in form and substance to the Investors and their counsel.

7.13.

Board of Directors.  In accordance with Section 3(a)(iv) of the Certificate of Designation, the Board shall have taken all necessary action to expand the size of the board to five (5) directors and, subject only to the consummation of the closing, shall take all action necessary to appoint the person designated by the Investors, which person is identified on Exhibit I attached hereto, to fill such vacancy (the “Series B-1 Director”), who shall serve for a term extending from the date of his election and qualification until the time of the next succeeding annual meeting of stockholders and until a successor has been duly elected and qualified.  In accordance with Section 3(a)(iv) of the Certificate of Designation, the Series B Director, or any successor thereto, shall be subject to election or removal by holders of the outstanding Series B-1 Preferred Stock.

ARTICLE VIII

SURVIVAL OF REPRESENTATIONS AND WARRANTIES;
BREACHES; INDEMNIFICATION

8.01.

Investigations; Survival of Warranties.  The representations and warranties of the Company, on the one hand, and the Investors, on the other hand, contained herein or in any certificates or other documents delivered prior to or at the Closing shall not be deemed waived or otherwise affected by any investigation made by any party hereto.  The representations and warranties herein shall survive the Closing until 5:30 p.m. (New York City time) on the date that is eighteen (18) months following the Closing Date.

8.02.

Indemnification.

(a)

Subject to the provisions of Section 8.01, the Company shall indemnify and hold harmless the Investors in respect of any and all Liability, loss or damage, together with all reasonable costs and expenses related thereto (including reasonable legal fees and expenses), in connection with the following:

(i)

any untruth, inaccuracy or breach of any representation or warranty made by the Company in this Agreement or any other Transaction Document;

(ii)

the breach of any covenant, agreement or obligation of the Company in this Agreement or any other Transaction Document; and

(iii)

with respect to any brokers’ or finders’ fees or compensation owing or alleged to be owing by it in connection with the transactions contemplated hereby.

(b)

Subject to the provisions of Section 8.01, the Investors, severally and not jointly, shall indemnify and hold harmless the Company in respect of any and all Liability, loss or damage, together with all reasonable costs and expenses related thereto (including reasonable legal fees and expenses) with respect to a breach of the representation set forth in Sections 4.04 or 4.10.

(c)

Claims for Indemnification.  Whenever any claim shall arise for indemnification hereunder, the Investors or the Company, as the case may be, shall promptly notify the other party in writing in accordance with Section 9.03 hereof, of the claim and, when known, the facts constituting the basis for such claim.  In the event of any claim by a third party, the notice to the other party shall specify, if known, a reasonable estimate of the amount of the Liability arising therefrom.  Any claim properly noticed shall, unless objected to in writing by the other party within ten (10) days following such notice, be paid by the other party or otherwise settled to the satisfaction of the damaged party within forty five (45) days of such notice.

ARTICLE IX

MISCELLANEOUS

9.01.

Fees and Expenses.  At the Closing, the Company will pay (i) all reasonable costs and other expenses incurred by the Investors in connection with the consummation of the transactions contemplated by the Transaction Documents and (ii) the reasonable and documented fees and expenses of Bingham McCutchen LLP, counsel to the Investors, for its services in connection with the transactions contemplated by the Transaction Documents, which shall not exceed eighty-two thousand dollars ($82,000) without the Company’s consent, which consent shall not be unreasonably withheld.

9.02.

Entire Agreement.  This Agreement and the other Transaction Documents, together with the Exhibits and Schedules hereto and thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters.

9.03.

Notices.  Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section 9.03 prior to 5:30 p.m. (New York City time) on a business day; (b) the business day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified herein later than 5:30 p.m. (New York City time) on any date and earlier than 11:59 p.m. (New York City time) on such date; (c) the business day following the date of mailing, if sent by nationally recognized overnight courier service; (d) five (5) business days after mailing if sent by certified or registered mail; or (e) actual receipt by the party to whom such notice is required to be given if delivered by hand.  The address for such notices and communications shall be as follows:

If to the Company:

IGI Laboratories, Inc.

105 Lincoln Avenue
Buena, New Jersey 08310
Telephone No.: (856) 697-1441
Facsimile No.: (856) 697-1001
Attn.: Chief Executive Officer

With a copy to:

Pepper Hamilton LLP
3000 Two Logan Square
Philadelphia, Pennsylvania 19103
Telephone:  (215) 981-4193
Facsimile:  (215) 981-4750
Attention:  Brian M. Katz, Esq.

If to an Investor:

To the names and address set forth on Schedule A hereto.

With a copy to:

Bingham McCutchen LLP
399 Park Avenue
New York, New York 10022
Telephone No.: (212) 705-7492
Facsimile No.: (212) 702-3631
Attn:  Shon E. Glusky, Esq.

or such other address as may be designated in writing hereafter, in the same manner, by such Person.

9.04.

Amendments; Waivers.  No provision of this Agreement may be waived or amended except in a written instrument signed by both the Company and holders of at least a majority of the Shares issued and sold hereunder.  No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.  Any amendment, waiver or consent effected in accordance with this Section 9.04 shall be binding on all Investors, notwithstanding that all Investors have not executed such amendment, waiver or consent.

9.05.

Headings.  The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

9.06.

Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns.

9.07.

No Third-Party Beneficiaries.  This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

9.08.

Governing Law; Submission to Jurisdiction.  This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the internal Laws of the State of Delaware, without giving effect to principles of conflicts of law.  Each of the parties hereto (a) submits to the jurisdiction of any state or federal court sitting in Delaware in any action or proceeding arising out of or relating to this Agreement or the other Transaction Documents; (b) agrees that all claims in respect of such action or proceeding may be heard and determined in any such court; (c) waives any claim of inconvenient forum or other challenge to venue in such court; (d) agrees not to bring any action or proceeding arising out of or relating to this Agreement or the other Transaction Documents in any other court; and (e) waives any right it may have to a trial by jury with respect to any action or proceeding arising out of or relating to this Agreement or the other Transaction Documents.  Each Party agrees to accept service of any summons, complaint or other initial pleading made in the manner provided for the giving of notices in Section 9.03, provided that nothing in this Section 9.08 shall affect the right of a party to serve such summons, complaint or other initial pleading in any other manner permitted by law.

9.09.

Execution.  This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart.  In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature page were an original thereof.

9.10.

Construction.  The parties hereto have participated jointly in the negotiation and drafting of this Agreement.  In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties and no presumption shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.  Any reference to any Federal, state or local statute or Law shall be deemed to also refer to all rules and regulations promulgated thereunder, unless the context requires otherwise.  The word “including” shall mean including without limitation.  The parties intend that each representation, warranty or covenant contained herein shall have independent significance.  If any party has breached any representation, warranty or covenant herein in any respect, the fact that there exists another representation, warranty or covenant relating to the same subject matter (regardless of the relative levels of specificity) which the party has not breached shall not detract from or mitigate the fact that the party is in breach of the first representation, warranty or covenant.

9.11.

Severability.  In case any one or more of the provisions of this Agreement shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision which shall be a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

9.12.

Aggregation.  Shares of capital stock of the Company owned by partnerships, limited liability companies and corporations having substantially common ownership interests or managed by the same principals and owned by individual investors affiliated with one another shall be aggregated for the purposes of calculating the aggregate percentage of capital stock of the Company owned by any Investor and any permitted transferee hereunder.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

COMPANY

IGI LABORATORIES, INC.

By:	/s/ Rajiv Mathur
Name:	Rajiv Mathur
Title:	President & CEO

INVESTORS

LIFE SCIENCES OPPORTUNITIES FUND II, L.P.

By:	Signet Healthcare Partners, G.P., its General Partner

By:	/s/ James C. Gale
Name:	James C. Gale
Title:	Managing Partner

LIFE SCIENCES OPPORTUNITIES FUND (INSTITUTIONAL) II, L.P.

By:	Signet Healthcare Partners, G.P., its General Partner

By:	/s/ James C. Gale
Name:	James C. Gale
Title:	Managing Partner

[Signature Page to the Securities Purchase Agreement]

SCHEDULE A

SCHEDULE OF INVESTORS

Name and Address of Investor	Number of Shares of Series B Preferred Stock	Principal Amount of Note	Number of Underlying Warrant Shares	Aggregate Consideration
Life Sciences Opportunities Fund II, L.P. c/o Signet Healthcare Partners, G.P. Carnegie Hall Towers 152 West 57th Street, 19th Floor New York, NY 10019 Telephone No.: (212) 419-3906 Facsimile No.: (212) 419-3956 Attn.: James C. Gale, Managing Director	30.8	$725,998.68	121	$910,800.00

Life Sciences Opportunities Fund (Institutional) II, L.P. c/o Signet Healthcare Partners, G.P. Carnegie Hall Towers 152 West 57th Street, 19th Floor New York, NY 10019 Telephone No.: (212) 419-3906 Facsimile No.: (212) 419-3956 Attn.: James C. Gale, Managing Director	172.1	$4,056,601.32	676.1	$5,089,200.00

Annex C

Certificate of Designation

CERTIFICATE OF DESIGNATION OF THE RELATIVE RIGHTS AND
PREFERENCES
OF THE
SERIES B-1 CONVERTIBLE PREFERRED STOCK
AND
SERIES B-2 PREFERRED STOCK
OF
IGI LABORATORIES, INC.

The undersigned, the Chief Executive Officer of IGI Laboratories, Inc., a Delaware corporation (the “Corporation”), in accordance with the provisions of the Delaware General Corporation Law, does hereby certify that, pursuant to the authority conferred upon the Board of Directors by the Amended and Restated Certificate of Incorporation of the Corporation, the following resolution creating a series of Series B-1 Convertible Preferred Stock and Series
B-2 Preferred Stock, was duly adopted on March 12, 2009:

RESOLVED, that the Board of Directors of the Corporation, pursuant to the authority expressly granted to and vested in the Board of Directors of the Corporation by the provisions of the Amended and Restated Certificate of Incorporation of the Corporation (the “Certificate of Incorporation”), created out of the shares of Preferred Stock, par value $.01 per share, of the Corporation authorized in Article Fourth of the Certificate of Incorporation (the “Preferred Stock”), a series of Preferred Stock designated “Series B-1 Convertible Preferred Stock” consisting of One Thousand Thirty (1,030) shares, and a series of Preferred Stock designated “Series B-2 Preferred Stock” consisting of Seven Hundred Forty Seven (747) shares, which shall have the following designations, powers, preferences and relative and other special rights and the following qualifications, limitations and restrictions:

1.

Designation and Rank.

(a)  Designation. The designation of such series of the Preferred Stock shall be Series B-1 Convertible Preferred Stock, par value $0.01 per share (the “Series B-1 Preferred Stock”) and Series B-2 Preferred Stock, par value $0.01 per share (the “Series B-2 Preferred Stock” and collectively with the Series B-1 Preferred Stock, the “Series B Preferred Stock”). The maximum number of shares of Series B-1 Preferred Stock shall be One Thousand Thirty (1,030) shares and the maximum number of shares of Series B-2 Preferred Stock shall be Seven Hundred Forty Seven (747). For purposes of this Certificate of Designation, “Original Issue Price” shall mean $6,000.00 per share on each issued and outstanding share of Series B Preferred Stock.

(b)  Rank. The Series B-1 Preferred Stock and Series B-2 Preferred Stock shall, with respect to rights upon liquidation, winding up, dissolution, redemption or otherwise, rank pari passu with one another. The Series B Preferred Stock shall, with respect to rights upon liquidation, winding up, dissolution, redemption or otherwise, rank (i) junior to the Series A Convertible Preferred Stock, par value $0.01 per share (the “Series A Preferred Stock”), of the Corporation, and to each other class and series of equity securities of the Corporation which specifically by its terms does not rank on parity with or junior to the Series B Preferred Stock (“Senior Stock”) and (ii) senior to the common stock, par value $.01 per share (the “Common Stock”), and to each other class and series of equity securities of the Corporation which specifically by its terms does not rank on a parity with or senior to the Series B Preferred Stock (“Junior Stock”).

2.  Dividends. From and after the date of the issuance of shares of Series B Preferred Stock (“Issuance Date”), the holders of such shares of the Series B Preferred Stock shall be entitled to receive, out of funds legally available therefor, when and if declared by the Board of Directors, quarterly dividends at the annual rate of five percent (5%) of the Original Issue Price on each outstanding share of Series B Preferred Stock, subject to appropriate adjustment to reflect any stock split, stock dividend, reverse stock split or similar corporate event affecting the Series B Preferred Stock (the “Accruing Dividends”). Accruing Dividends shall accrue from day to day, whether or not earned or declared, commencing on the last day of the calendar quarter in which they would otherwise be declared; provided however, that except as provided in Sections 4 and 5 hereof, the Corporation shall be under no obligation to pay such Accruing Dividends unless so declared by the Board of Directors.

3.  Voting Rights.

(a)  Series B-1 Preferred Stock.

(i)  Class Voting Rights. The Series B-1 Preferred Stock shall have the following class voting rights (in addition to the voting rights set forth in Sections 3(a)(ii) and 3(a)(iv) hereof, and as otherwise may be required by law). So long as any shares of the Series B-1 Preferred Stock remain outstanding, the Corporation shall not, and shall not permit any subsidiary to, without the affirmative vote or consent of the holders of at least a majority of the shares of the Series B-1 Preferred Stock outstanding at the time, given in person or by proxy, either in writing or at a meeting, in which the holders of the Series B-1 Preferred Stock vote separately as a class (i) authorize, create, or issue any class or series of capital stock ranking, either as to payment of dividends, distributions of assets upon liquidation or otherwise, or redemptions, prior to or on parity with the Series B-1 Preferred Stock or the Series B-2 Preferred Stock and (ii) authorize any redemptions or repurchases of Common Stock, or repurchase or redeem any Common Stock, except for repurchases or redemptions of Common Stock from employees of the Corporation upon such employees’ termination of employment from the Corporation pursuant to the terms and conditions of agreements which provide the Corporation the right to repurchase such capital stock upon such termination of employment.

(ii)  General Voting Rights. In addition to the class voting rights set forth in Section 3(a) hereof, the Series B-1 Preferred Stock shall be entitled to vote, on an as-converted basis (subject to any conversion or voting limitation set forth in Section 3(a)(iii) below, including the Issuance Cap (as defined below)), together as a single class, with the holders of the Common Stock and all other series and classes of stock permitted to vote with Common Stock on all matters submitted to a vote of holders the Common Stock, except with respect to matters in respect of which one or more other classes of Common Stock is entitled to vote as a separate class under the Delaware General Corporation Law or the provisions of the Certificate of

Incorporation. The Common Stock into which the Series B-1 Preferred Stock is convertible shall, upon issuance, have all of the same voting rights as other issued and outstanding Common Stock of the Corporation.

(iii)  Conversion and Voting Limitations.  Until such time as the Corporation obtains stockholder approval for (i) the issuance of the Series B-1 Preferred Stock on the Initial Issuance Date (as defined below) and upon conversion of the Series B-1 Convertible Notes (as defined below) (and the Common Stock into which such Series B-1 Preferred Stock is convertible) and (ii) any change of control relating from such issuance is obtained, each pursuant to the applicable requirements of Section 713 of the NYSE Amex Company Guide (“Stockholder Approval”), (A) the holders of the Series B-1 Convertible Notes shall not be entitled to convert the Series B-1 Convertible Notes into shares of Series B-1 Preferred Stock pursuant to the terms thereof; provided, however, that in the event of a Liquidation Event on or before the maturity date of the Series B-1 Convertible Notes and prior to receipt of Stockholder Approval, the Series B-1 Convertible Notes shall automatically convert into shares of Series B-1 Preferred Stock pursuant to the terms thereof and (B) the holders of shares of Series B-1 Preferred Stock shall not be entitled to convert their shares of Series B-1 Preferred Stock into, in the aggregate, Common Stock in excess of 19.9% (the "Issuance Cap") of the shares of Common Stock issued and outstanding on the trading date immediately prior to the date on which shares of Series B-1 Preferred Stock are first purchased (the "Initial Issuance Date"). The number of shares of Common Stock that may be acquired by all holders of Series B-1 Preferred Stock upon conversion of such shares of Series B-1 Preferred Stock pursuant to Section 5, and the number of shares of Series B-1 Preferred Stock that shall be entitled to class voting rights pursuant to this Section 3(a), shall be limited, on a pro rata basis, to the extent necessary to ensure that, following such conversion (or deemed conversion for voting purposes), the number of shares of Common Stock issuable upon the conversion (or deemed conversion for voting purposes) of all shares of Series B-1 Preferred Stock does not exceed the Issuance Cap. Each delivery of a Conversion Notice by a holder of Series B-1 Preferred Stock will constitute a representation by such holder of Series B-1 Preferred Stock that it has evaluated the limitation set forth in this paragraph and determined, subject to the accuracy of information filed under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, with respect to the outstanding Common Stock of the Corporation, that the issuance of the full number of shares of Common Stock requested in such Conversion Notice is permitted under this paragraph. This paragraph shall be construed and administered in such manner as shall be consistent with the intent of the first sentence of this paragraph. Any provision hereof which would require a result that is not consistent with such intent shall be deemed severed herefrom and of no force or effect with respect to the conversion contemplated by a particular Conversion Notice. The “Series B-1 Convertible Notes” shall mean those certain Secured Convertible Promissory Notes in favor of the holders of Series B Preferred Stock dated as of the Initial Issuance Date, which shall be convertible into shares of Series B-1 Preferred Stock pursuant to their terms upon Stockholder Approval.

(iv)  Board Seats. For so long as any shares of Series B-1 Preferred Stock remain outstanding, the holders of the Series B-1 Preferred Stock, voting separately as one class, shall be entitled to elect one (1) member of the Board of Directors of the Corporation; provided, however, that after the Stockholder Approval is obtained, the holders of Series B-1 Preferred

Stock voting separately as one class, shall be entitled to elect two (2) members of the Board of Directors of the Corporation. At any meeting (or in a written consent in lieu thereof) held for the purpose of electing directors, the presence in person or by proxy (or the written consent) of the holders of at least a majority in interest of the then outstanding shares of Series B-1 Preferred Stock shall constitute a quorum of the Series B-1 Preferred Stock for the election or removal of directors to be elected solely by the holders of the Series B-1 Preferred Stock. A vacancy in any directorship elected by the holders of the Series B-1 Preferred Stock shall be filled only by vote or written consent of the holders of the Series B-1 Preferred Stock, consenting or voting, as the case may be, separately as one class. The directors to be elected by the holders of the Series B-1 Preferred Stock, voting separately as one class, shall serve for terms extending from the date of their election and qualification until the time of the next succeeding annual meeting of stockholders and until their successors have been duly elected and qualified. If at any time any directorship to be filled by the holders of Series B-1 Preferred Stock, voting separately as one class, pursuant to this Section 3(a)(iii) has been vacant for a period of thirty days, the Secretary of the Corporation shall, upon the written request of the holders of record of shares representing at least 25% of the voting power of the Series B-1 Preferred Stock then outstanding, call a special meeting of the holders of Series B-1 Preferred Stock for the purpose of electing a director or directors to fill such vacancy or vacancies.

(b)  Series B-2 Preferred Stock. The Series B-2 Preferred Stock shall have no voting rights, other than as otherwise required by law.

4.  Liquidation, Dissolution and Winding-Up.

(a)  Liquidation Event. Upon a Liquidation Event (as defined below), the holders of the shares of Series B Preferred Stock then outstanding shall be paid out of the assets of the Corporation available for distribution to stockholders, an amount equal to the greater of (i) the Original Issue Price per share (subject to appropriate adjustment to reflect any stock split, stock dividend, reverse stock split or similar corporate event affecting the Series B Preferred Stock) plus any Accruing Dividends accrued but unpaid thereon, whether or not declared, and any other dividends declared but unpaid thereon and (ii) such amount per share as would have been payable had each share been converted to Common Stock pursuant to Section 5 immediately prior to the Liquidation Event, before any payment shall be made to the holders of Common Stock or any other Junior Stock but after any payment has been made to the holders of Series A Preferred Stock or any other Senior Stock. If upon any Liquidation Event, the assets to be distributed to the holders of the Series B Preferred Stock shall be insufficient to permit payment to such stockholders of the full preferential amounts aforesaid, then all of the assets of the Corporation available for distribution to holders of the Series B Preferred Stock shall be distributed to such holders of the Series B Preferred Stock pro rata, in proportion to the full respective distributable amounts to which they are entitled. For purposes of Section 4(a)(ii) above, the Series B-2 Preferred Stock shall be deemed to convert into Common Stock on the same terms as the Series B-1 Preferred Stock as set forth in Section 5 after applying any adjustment to the Series B-2 Preferred Stock as would have been applied to the Series B-1 Preferred Stock pursuant to Section 5 based on an event that occurred after the issuance of Series B-2 Preferred Stock.

(b)  Distribution. Upon any Liquidation Event, immediately after the holders of any Senior Stock and Series B Preferred Stock shall have been paid in full pursuant to Section 4(a) above, the remaining net assets of the Corporation available for distribution shall be distributed pro rata among the holders of Common Stock and any Junior Stock and the holders of the Series B Preferred Stock shall not be entitled to any further participation as such in any distribution of the assets of the Corporation.

(c)  Liquidation Event. A “Liquidation Event” means the liquidation, dissolution or winding up of the affairs of the Corporation, whether voluntary or involuntary. Notwithstanding the foregoing, a consolidation or merger of the Corporation with or into any other corporation or corporations, or a sale of all or substantially all of the assets of the Corporation, or the effectuation by the Corporation of a transaction or series of transactions in which more than 50% of the voting shares of the Corporation is disposed of or conveyed, shall be deemed to be a Liquidation Event within the meaning of the provisions of this Section 4.

(d)  Restrictions on a Liquidation Event. The Corporation shall not effect any transaction constituting a deemed Liquidation Event pursuant to Section 4(c) unless (i) the agreement or plan of merger or consolidation provides that the consideration payable to the stockholders of the Corporation shall be allocated among the holders of capital stock of the Corporation in accordance with Sections 4(a) and 4(b) or (ii) the holders of at least fifty (50%) of the shares of each of the Series B-1 Preferred Stock and Series B-2 Preferred Stock then outstanding specifically consent in writing to the allocation of such consideration in a manner different from that provided in Sections 4(a) and 4(b).

(e)  Treatment of Liquidation Event.

(i)  Transaction Payment. No less than forty-five (45) days prior to the payment date in connection with the consummation of a Liquidation Event, the Corporation, or if the Corporation is not a party to such transaction, the holders of shares of capital stock of the Corporation that are parties to such transaction, shall provide the holders of Series B Preferred Stock written notice of such event (the “Event Notice”). Unless the holders of at least greater than 50% of the then outstanding shares of each of the Series B-1 Preferred Stock and Series B-2 Preferred Stock then outstanding deliver a notice to the Corporation within five (5) business days after receipt of an Event Notice stating that such Liquidation Event shall not be treated as a Liquidation Event, such event shall be deemed to have been elected by such holders to be treated as a Liquidation Event in which case the Corporation shall, and each holder of Series B Preferred Stock shall be entitled to require that, prior to or concurrently with consideration from any such Liquidation Event being paid to the Corporation (if the consideration is to be received by the Corporation in an asset transaction), or by any third party to stockholders of the Corporation other than holders of Series B Preferred Stock (if the consideration is to be received directly by such stockholders in a merger, consolidation, stock purchase or similar transaction), a payment (the “Transaction Payment”) shall be made to the holders of Series B Preferred Stock in an amount equal to the amount that the holder of Series B Preferred Stock would have received had the entire consideration in the transaction (with respect to a Liquidation Event involving the sale of all or substantially all the assets of the Corporation, net of any liabilities of the Corporation not assumed or otherwise paid by the acquiring entity) been deemed assets available for distribution to the stockholders of the Corporation upon liquidation pursuant to Section 4(a).

(ii)  Payment of Transaction Payment. If securities of the acquiring entity (the “Acquiring Entity Stock”) or other property are issued to the holders of the Corporation’s Series B Preferred Stock and Common Stock in the Liquidation Event, then, the Transaction Payment shall be paid to the holders of Series B Preferred Stock in such portions of cash, property or Acquiring Entity Stock, such that all holders of Series B Preferred Stock and Common Stock shall receive the same proportion of cash, property and Acquiring Entity Stock in respect of the amounts to which they are entitled pursuant to Section 4(a). The Acquiring Entity Stock utilized to make the Transaction Payment, if any, shall have the same rights, preferences and restrictions (including whether the issuance or sale of such Acquiring Entity Stock is registered or entitled to registration rights under the Securities Act of 1933, as amended) as the Acquiring Entity Stock issued to the holders of Common Stock in the Liquidation Event. Notwithstanding the foregoing, neither the Corporation nor the acquiring entity shall be obligated to deliver certificates evidencing the Acquiring Entity Stock or other property deliverable to a holder of Series B Preferred Stock as a result of the Liquidation Event unless and until the certificates representing shares of Series B Preferred Stock held by such holder of Series B Preferred Stock are either delivered to the Corporation or the acquiring entity, or their respective transfer agents, as the Corporation and the acquiring entity may require, duly endorsed in blank for transfer, or the holder certifies in writing to the Corporation or the acquiring entity, or their respective transfer agents, as the Corporation and the acquiring entity may require, that such certificates have been lost, stolen or destroyed and executes an agreement satisfactory to the Corporation or such acquiring entity to indemnify the Corporation and/or such acquiring entity from any loss incurred by it in connection with such certificates. The value of the Acquiring Entity Stock or other property determined as follows shall be used for purposes of determining the amount of the entire consideration in the transaction, the Transaction Payment and the payment thereof:

(1)  If the consideration received by the Corporation or its stockholders (“Proceeds”) is other than cash or evidences of indebtedness (for which the value thereof shall be deemed to be the principal amount thereof), its value will be deemed its fair market value, determined as follows:

i)  Any securities (including any Acquiring Entity Stock) included in the Proceeds shall be valued at the average Closing Price for a period of twenty-five (25) consecutive trading days immediately preceding such date.

ii)  Any Proceeds other than cash, evidences of indebtedness, and securities valued in accordance with i) above shall have the fair market value of such Proceeds as determined in good faith, by the Board on the date such determination is made.

(2)  The foregoing methods for valuing Proceeds to be distributed or delivered in connection with a Liquidation Event shall, upon approval by the stockholders of the definitive agreements governing the Liquidation Event, be superseded by any determination of such value set forth in the definitive agreements governing such Liquidation Event.

(iii)  Contingent Consideration. In the event of a Liquidation Event, if any portion of the consideration payable to the stockholders of the Corporation is placed into escrow or is payable to the stockholders of the Corporation subject to contingencies, the definitive acquisition agreement relating thereto shall provide that (i) the portion of such consideration that is not placed in escrow and not subject to any contingencies (the “Initial Consideration”) shall be allocated among the holders of capital stock of the Corporation in accordance with this Section 4(e) as if the Initial Consideration were the only consideration payable in connection with such Liquidation Event and (ii) any additional consideration which becomes payable to the stockholders of the Corporation upon release from escrow or satisfaction of contingencies shall be allocated among the holders of capital stock of the Corporation in accordance with this Section 4(e) after taking into account the previous payment of the Initial Consideration as part of the same transaction.

5.  Conversion. Each holder of Series B-1 Preferred Stock shall have the following conversion rights (the “Conversion Rights”):

(a)  Right to Convert. At any time on or after the Issuance Date, the holder of any such shares of Series B-1 Preferred Stock may, at such holder’s option, convert all or any portion of any shares of Series B-1 Preferred Stock held by such person into the Conversion Amount. The Corporation shall keep written records of the conversion of the shares of Series B-1 Preferred Stock converted by each holder. A holder shall be required to deliver the original certificates representing the shares of Series B-1 Preferred Stock upon complete conversion of the Series B-1 Preferred Stock.

(b)  Mechanics of Voluntary Conversion. The Voluntary Conversion of Series B-1 Preferred Stock shall be conducted in the following manner:

(i)  Holder’s Delivery Requirements. To convert Series B-1 Preferred Stock into full shares of Common Stock on any date, the holder thereof shall deliver a fully executed notice of conversion in the form attached hereto as Exhibit I (the “Conversion Notice”), to the Corporation, together with the certificates representing the shares being converted (or an indemnification undertaking, and at the option of the Corporation, in addition, a bond, with respect to such shares in the case of their loss, theft or destruction) (the “Preferred Stock Certificates”). The conversion will be effective upon receipt by the Corporation of the foregoing, which shall be the Voluntary Conversion Date.

(ii)  Record Holder. The person or persons entitled to receive the shares of Common Stock issuable upon a conversion of the Series B-1 Preferred Stock shall be treated for all purposes as the record holder or holders of such shares of Common Stock on the Conversion Date.

(c)  Mandatory Conversion.

(i)  Subject to the provisions set forth below, each share of Series B-1 Preferred Stock outstanding on the Mandatory Conversion Date shall automatically and without any action on the part of the holder thereof convert into the Conversion Amount (a “Mandatory Conversion”).

(ii)  As used herein, a “Mandatory Conversion Date” shall mean the earlier of the date that (i) the Closing Price of the Common Stock shall have exceeded $1.20 for a period of twenty-five (25) consecutive trading days immediately preceding such date and (ii) as determined by the affirmative vote or consent of the holders of at least a majority of the shares of the Series B-1 Preferred Stock outstanding at the time, given in person or by proxy, either in writing or at a meeting. The Mandatory Conversion Date and the Voluntary Conversion Date collectively are referred to in this Certificate of Designation as the “Conversion Date”

(iii)  On the Mandatory Conversion Date, the outstanding shares of Series B-1 Preferred Stock shall be converted automatically without any further action by the holders of such shares and whether or not the Preferred Stock Certificates are surrendered to the Corporation or its transfer agent. Upon the occurrence of the automatic conversion of the Series B-1 Preferred Stock pursuant to this Section 5(c), the holders of the Series B-1 Preferred Stock shall promptly surrender the Preferred Stock Certificates representing the Series B-1 Preferred Stock to the Corporation and the Corporation, upon surrender of the Preferred Stock Certificates, shall promptly deliver the shares of Common Stock issuable upon such conversion.

(d)  Conversion Amount.

(i)  The term “Conversion Amount” shall mean 14,634 shares of Common Stock, subject to adjustment under Section 5(e) hereof, per share of Series B-1 Preferred Stock, plus such number of shares of Common Stock as shall equal (x) the accrued and unpaid dividends on the Series B-1 Preferred Stock as of the date of conversion divided by (y) $0.41.

(ii)  The term “Closing Price” shall mean, for any security as of any date, the last reported price of such security on the NYSE Amex or other National Securities Exchange on which such securities trade, or the closing bid price, on the OTC Bulletin Board or other applicable principal trading market for such security as reported by Bloomberg, or, if no closing bid price is reported for such security by Bloomberg, the last closing trade price of such security as reported by Bloomberg, or, if no last closing trade price is reported for such security by Bloomberg, the average of the bid prices of any market makers for such security as reported in the “pink sheets” by the National Quotation Bureau, Inc. If the Closing Price cannot be calculated for such security on such date on any of the foregoing bases, the Closing Price of such security on such date shall be the fair market value as reasonably determined by the Board of Directors of the Corporation.

(e)  Adjustments of Conversion Amount.

(i)  Adjustments for Stock Splits and Combinations. If the Corporation shall at any time or from time to time after the Issuance Date, effect a stock split of the outstanding Common Stock, the Conversion Amount shall be proportionately increased. If the Corporation shall at any time or from time to time after the Issuance Date, combine the outstanding shares of Common Stock, the Conversion Amount shall be proportionately decreased. Any adjustments under this Section 5(e)(i) shall be effective at the close of business on the date the stock split or combination occurs.

(ii)  Adjustments for Certain Dividends and Distributions. If the Corporation shall at any time or from time to time after the Issuance Date, make or issue or set a record date for the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in shares of Common Stock, then, and in each event, the Conversion Amount shall be increased as of the time of such issuance or, in the event such record date shall have been fixed, as of the close of business on such record date, by multiplying, as applicable, the Conversion Amount then in effect by a fraction:

(1)  the numerator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issuable in payment of such dividend or distribution; and

(2)  the denominator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date.

(iii)  Adjustment for Other Dividends and Distributions. If the Corporation shall at any time or from time to time after the Issuance Date, make or issue or set a record date for the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in securities of the Corporation other than shares of Common Stock, then, and in each event, an appropriate revision to the applicable Conversion Amount shall be made and provision shall be made (by adjustments of the Conversion Amount or otherwise) so that the holders of Series B-1 Preferred Stock shall receive upon conversions thereof, in addition to the number of shares of Common Stock receivable thereon, the number of securities of the Corporation which they would have received had their Series B-1 Preferred Stock been converted into Common Stock immediately prior to such event (or the record date for such event, if applicable) and had thereafter, during the period from the date of such event to and including the Conversion Date, retained such securities (together with any distributions payable thereon during such period), giving application to all adjustments called for during such period under this Section 5(e)(iii) with respect to the rights of the holders of the Series B-1 Preferred Stock.

(iv)  Adjustments for Reclassification, Exchange or Substitution. If the Common Stock issuable upon conversion of the Series B-1 Preferred Stock at any time or from time to time after the Issuance Date shall be changed to the same or different number of shares of any class or classes of stock, whether by reclassification, exchange, substitution or otherwise

(other than by way of a stock split or combination of shares or stock dividends provided for in Sections 5(e)(i), (ii) and (iii), then, and in each event, an appropriate revision to the Conversion Amount shall be made and provisions shall be made (by adjustments of the Conversion Amount or otherwise) so that the holder of each share of Series B-1 Preferred Stock shall have the right thereafter to convert such share of Series B-1 Preferred Stock into the kind and amount of shares of stock and other securities receivable upon reclassification, exchange, substitution or other change, by holders of the number of shares of Common Stock into which such share of Series B-1 Preferred Stock might have been converted immediately prior to such reclassification, exchange, substitution or other change, all subject to further adjustment as provided herein.

(f)  Certificates as to Adjustments. Upon occurrence of each adjustment or readjustment of the Conversion Amount or number of shares of Common Stock issuable upon conversion of the Series B-1 Preferred Stock pursuant to this Section 5, the Corporation at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each holder of such Series B-1 Preferred Stock a certificate setting forth such adjustment and readjustment, showing in detail the facts upon which such adjustment or readjustment is based. The Corporation shall, upon written request of the holder of such affected Series B-1 Preferred Stock, at any time, furnish or cause to be furnished to such holder a like certificate setting forth such adjustments and readjustments, the Conversion Amount in effect at the time, and the number of shares of Common Stock and the amount, if any, of other securities or property which at the time would be received upon the conversion of a share of such Series B-1 Preferred Stock.

(g)  Issue Taxes. The Corporation shall pay any and all issue and other taxes, excluding federal, state or local income taxes, that may be payable in respect of any issue or delivery of shares of Common Stock on conversion of shares of Series B-1 Preferred Stock pursuant thereto; provided, however, that the Corporation shall not be obligated to pay any transfer taxes resulting from any transfer requested by any holder in connection with any such conversion.

(h)  Notices. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally or by facsimile or three (3) business days following being mailed by certified or registered mail, postage prepaid, return-receipt requested, addressed to the holder of record at its address appearing on the books of the Corporation. The Corporation will give written notice to each holder of Series B-1 Preferred Stock at least five (5) days prior to the date on which the Corporation closes its books or takes a record (i) with respect to any dividend or distribution upon the Common Stock or (ii) for determining rights to vote with respect to any Liquidation Event and in no event shall such notice be provided to such holder prior to such information being made known to the public. The Corporation will also give written notice to each holder of Series B-1 Preferred Stock at least five (5) days prior to the date on which any Liquidation Event will take place and in no event shall such notice be provided to such holder prior to such information being made known to the public.

(i)  Fractional Shares. The Series B Preferred Stock may be issued in fractional shares. A certificate for a fractional share of Series B Preferred Stock shall entitle the holder to exercise any voting rights, if applicable, receive dividends thereon and participate in any of the assets of the Corporation in the event of liquidation as provided hereunder. No fractional shares of Common Stock shall be issued upon conversion of the Series B-1 Preferred Stock. In lieu of any fractional shares to which the holder would otherwise be entitled, the Corporation shall at its option either (i) pay cash equal to the product of such fraction multiplied by the average of the Closing Prices of the Common Stock for the five (5) consecutive trading days immediately preceding the Voluntary Conversion Date or Mandatory Conversion Date, as applicable, or (ii) in lieu of issuing such fractional shares issue one additional whole share to the holder.

(j)  Reservation of Common Stock. The Corporation shall, so long as any shares of Series B-1 Preferred Stock are outstanding, reserve and keep available out of its authorized and unissued Common Stock, solely for the purpose of effecting the conversion of the Series B-1 Preferred Stock, such number of shares of Common Stock as shall from time to time be sufficient to effect the conversion of all of the Series B-1 Preferred Stock then outstanding.

6.  Restrictions and Limitations on Corporate Actions. The Corporation will not take any corporate action, whether by merger, consolidation, recapitalization or otherwise, to alter or change the designation or the powers, preferences or rights or the qualifications, limitations or restrictions of the Series B-1 Preferred Stock without the written consent of the holders of at least a majority of the then outstanding shares of Series B-1 Preferred Stock. The Corporation will not take any corporate action, whether by merger, consolidation, recapitalization or otherwise, to alter or change the designation or the powers, preferences or rights or the qualifications, limitations or restrictions of the Series B-2 Preferred Stock without the written consent of the holders of at least a majority of the then outstanding shares of Series B-2 Preferred Stock.

7.  No Preemptive Rights. No holder of the Series B Preferred Stock shall be entitled to rights to subscribe for, purchase or receive any part of any new or additional shares of any class, whether now or hereinafter authorized, or of bonds or debentures, or other evidences of indebtedness convertible into or exchangeable for shares of any class, but all such new or additional shares of any class, or any bond, debentures or other evidences of indebtedness convertible into or exchangeable for shares, may be issued and disposed of by the Board of Directors on such terms and for such consideration (to the extent permitted by law), and to such person or persons as the Board of Directors in their absolute discretion may deem advisable.

8.  Waiver. The provisions set forth in this Certificate of Designation may be waived on behalf of all the holders of Series B-1 Preferred Stock if in writing and signed by the holders of not less than a majority of the then outstanding shares of Series B-1 Preferred Stock. The provisions set forth in this Certificate of Designation may be waived on behalf of all the holders of Series B-2 Preferred Stock if in writing and signed by the holders of not less than a majority of the then outstanding shares of Series B-2 Preferred Stock.

9.  Lost or Stolen Certificates. Upon receipt by the Corporation of evidence satisfactory to the Corporation of the loss, theft, destruction or mutilation of any Preferred Stock Certificates representing the shares of Series B Preferred Stock, and, in the case of loss, theft or destruction, of any indemnification undertaking by the holder to the Corporation, and if requested by the Corporation, a bond, and, in the case of mutilation, upon surrender and cancellation of the

Preferred Stock Certificate(s), the Corporation shall execute and deliver new preferred stock certificate(s) of like tenor and date.

10.  Construction. This Certificate of Designation shall be deemed to be jointly drafted by the Corporation and all purchasers of the Series B Preferred Stock and shall not be construed against any person as the drafter hereof.

11.  Failure or Indulgence Not Waiver. No failure or delay on the part of a holder of Series B Preferred Stock in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned has executed and subscribed this Certificate and does affirm the foregoing as true this 13th day of March, 2009.

IGI LABORATORIES, INC.

By:	/s/ Rajiv Mathur
Name:	Rajiv Mathur
Title:	President and CEO

[Signature Page to the Certificate of Designation of the Relative Rights and Preferences of the Series B-1
Convertible Preferred Stock and the Series B-2 Preferred Stock]

EXHIBIT I

IGI LABORATORIES, INC.
CONVERSION NOTICE

Reference is made to the Certificate of Designation of the Relative Rights and Preferences of the Series B-1 Preferred Stock of IGI Laboratories, Inc. (the “Certificate of Designation”). In accordance with and pursuant to the Certificate of Designation, the undersigned hereby elects to convert the number of shares of Series B-1 Preferred Stock, par value $.01 per share (the “Preferred Shares”), of IGI Laboratories, Inc., a Delaware corporation (the “Corporation”), indicated below into shares of Common Stock, par value $.01 per share (the “Common Stock”), of the Corporation, by tendering the stock certificate(s) representing the share(s) of Preferred Shares specified below as of the date specified below.

Date of Conversion:

Number of Preferred Shares to be converted:

Stock certificate no(s). of Preferred Shares to be converted:

Conversion Amount:

Number of shares of Common Stock to be issued:

Please issue the Common Stock into which the Preferred Shares are being converted and, if applicable, any check drawn on an account of the Corporation in the following name and to the following address:

Issue to:

Facsimile Number:

Authorization:

By:

Title:

Dated:

CERTIFICATE OF CORRECTION FILED TO

CORRECT A CERTAIN ERROR IN THE

CERTIFICATE OF DESIGNATION OF THE RELATIVE RIGHTS AND

PREFERENCES OF THE

SERIES B-1 CONVERTIBLE PREFERRED STOCK

AND

SERIES B-2 PREFERRED STOCK

OF

IGI LABORATORIES, INC.

IGI Laboratories, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify that:

FIRST:

The Certificate of Designation of the Relative Rights and Preferences of the Series B-1 Convertible Stock and Series B-2 Preferred Stock of the Corporation filed with the Delaware Secretary of State on March 13, 2009 (the “Certificate”) was an inaccurate record of corporate action therein referred to in that it incorrectly stated the number of designated Series B-2 Preferred Stock.

SECOND:

This Certificate of Correction is permitted by Section 103(f) of the General Corporation Law of the State of Delaware.

THIRD:

The second paragraph of the Certificate is hereby corrected to read in its entirety as follows:

RESOLVED, that the Board of Directors of the Corporation, pursuant to the authority expressly granted to and vested in the Board of Directors of the Corporation by the provisions of the Amended and Restated Certificate of Incorporation of the Corporation (the “Certificate of Incorporation”), created out of the shares of Preferred Stock, par value $.01 per share, of the Corporation authorized in Article Fourth of the Certificate of Incorporation (the “Preferred Stock”), a series of Preferred Stock designated “Series B-1 Convertible Preferred Stock” consisting of One Thousand Thirty (1,030) shares, and a series of Preferred Stock designated “Series B-2 Preferred Stock” consisting of Seven Hundred Ninety Eight (798) shares, which shall have the following designations, powers, preferences and relative and other special rights and the following qualifications, limitations and restrictions:

FOURTH:

Article 1(a) of the Certificate is hereby corrected to read in its entirety as follows:

(a)

Designation.  The designation of such series of the Preferred Stock shall be Series B-1 Convertible Preferred Stock, par value $0.01 per share (the “Series B-1 Preferred Stock”) and Series B-2 Preferred Stock, par value $0.01 per share (the “Series B-2 Preferred Stock” and collectively with the Series B-1 Preferred Stock, the “Series B Preferred Stock”).  The maximum number of shares of Series B-1 Preferred Stock shall be One Thousand Thirty (1,030) shares and the maximum number of shares of Series B-2 Preferred Stock shall be Seven Hundred Ninety Eight (798).  For purposes of this Certificate of Designation, “Original Issue Price” shall mean $6,000.00 per share on each issued and outstanding share of Series B Preferred Stock.

IN WITNESS WHEREOF, the undersigned, being an authorized officer of the Corporation, does hereby execute this Certificate of Correction this 18th day of March, 2009.

IGI LABORATORIES, INC.

By:	/s/ Rajiv Mathur
Name:	Rajiv Mathur
Title:	President and CEO

Annex D

Form of Notes

THE SECURITIES REPRESENTED BY THIS SECURED CONVERTIBLE PROMISSORY NOTE HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

SECURED CONVERTIBLE PROMISSORY NOTE

$[_____________] Number: A-___	Date: March 13, 2009 New York, NY

FOR VALUE RECEIVED, IGI LABORATORIES, INC., a Delaware corporation ("Issuer"), promises to pay to [_____________] ("Lender"), at its principal executive office located at Carnegie Hall Towers, 152 West 57th Street, 19th Floor, New York, NY 10019 or such other place as the holder of this Secured Convertible Promissory Note (this "Note") may designate from time to time, the principal sum of [_____________] $[_________]) together with interest from the date of this Note on the unpaid principal balance, upon the terms and conditions specified below.  This Note is one of a series of Convertible Promissory Notes of like tenor (collectively, the "Notes") issued pursuant to a Securities Purchase Agreement, dated as of the date hereof, by and among Issuer and the parties identified on Schedule A thereto (the "Purchase Agreement") and that certain Security Agreement dated as of the date hereof, by and among Issuer and the other parties thereto (the "Security Agreement").  Additional rights of Lender are set forth in the Purchase Agreement and the Security Agreement.  Lender, together with the lenders under other Notes, are referred to collectively as the "Lenders".

1.

Payment.

1.1.

Maturity.  Subject to the provisions of Section 2 hereof relating to the conversion of this Note, the outstanding principal balance of this Note, together with interest accrued and unpaid to date, shall be due and payable upon the earliest to occur of (i) the Maturity Date; (ii) the date of consummation of an Exit Event (the "Exit Event Date"); and (iii) following an Event of Default, upon demand by Lender (other than an Event of Default contemplated by Section 4.3 or 4.4 hereof, in which case no demand shall be necessary).

1.2.

Interest.  This Note shall accrue simple interest, from the date hereof until such principal is paid or converted as provided in Section 2, on any unpaid principal balance at the rate of five percent (5%) per annum; provided, however, to the extent permitted by law, upon the occurrence and during the continuation of an Event of Default, this Note shall accrue simple interest at a rate of twelve (12%) per annum.  Interest shall be calculated on the basis of actual number of days elapsed based on a year of three hundred sixty five (365) days.  Accrued but unpaid interest shall be payable on the Maturity Date unless such interest is converted into shares of capital stock in the manner set forth in Section 2 below.  Notwithstanding any provision in this Note, it is the parties' intent not to contract for, charge or receive interest at a rate that is greater than the maximum rate permissible by law that a court of competent jurisdiction shall deem applicable hereto (which under applicable law shall be deemed to be the laws relating to permissible rates of interest on commercial loans).  If any interest payment due hereunder is determined to be in excess of the legal maximum rate, then that portion of each interest payment representing an amount in excess of the then legal maximum rate shall instead be deemed a payment of principal and shall be applied against principal.

1.3.

Payments; Allocation of Payments.  Principal and interest are payable in lawful money of the United States of America.  All payments shall be credited first to interest, fees, costs and expenses then due and the remainder to the principal amount of the Obligations.

1.4.

Prepayment of the Note.  Issuer may not prepay all or any portion of the amount due under this Note.

1.5.

Application of Payments.  Aggregate principal and interest payments in respect of loans made under the Notes shall be apportioned among all loans outstanding under the Notes, in each case pro rata according to the respective unpaid principal amounts of loans owed to the Lenders.

2.

Conversion.

2.1.

Automatic Conversion.  In the event the Company Stockholder Approval is effective prior to the Maturity Date, the Conversion Amount shall be automatically converted, in whole and not in part, without any further action of Lender, into shares of Series B-1 Preferred Stock on the date that such Company Stockholder Approval is effective.  The number of shares of Series B-1 Preferred Stock to be issued to Lender upon conversion pursuant to this Section 2.1 shall equal (i) the Conversion Amount, divided by (ii) the Conversion Price.

2.2.

Conversion Upon Exit Event.  In the event of an Exit Event on or before the Maturity Date, and provided the Conversion Amount has not been automatically converted pursuant to Section 2.1, the Conversion Amount shall be automatically converted, in whole and not in part, without any further action of Lender, into shares of Series B-1 Preferred Stock.  The number of shares of Series B-1 Preferred Stock to be issued to Lender upon conversion pursuant to this Section 2.2 shall equal (i) the Conversion Amount, divided by (ii) the Conversion Price. Any conversion pursuant to this Section 2.2 shall occur immediately prior to, and shall be contingent on, the consummation of the Exit Event.

2.3.

Delivery of Note and Share Certificates.  Upon conversion of the Conversion Amount pursuant to Sections 2.1 or 2.2, this Note will, for all purposes, be deemed to be converted into shares of Series B-1 Preferred Stock, at which time this Note shall for all purposes be deemed cancelled and all Obligations shall be deemed paid in full.  Upon conversion of the Conversion Amount, delivery and surrender of this Note to Issuer duly endorsed and marked cancelled and paid and execution by Lender of any documents and agreements entered into by the other investors who hold Series B-1 Preferred Stock, Issuer shall issue and deliver to Lender a certificate or certificates for the number of full shares of Series B-1 Preferred Stock to which Lender is entitled and a check or cash with respect to any fractional interest in a share of Series B-1 Preferred Stock.  Issuer covenants that all shares of Series B-1 Preferred Stock issued upon conversion will, upon issuance, be duly authorized and validly issued, fully paid and non-assessable and free from all taxes, liens and charges caused or created by Issuer with respect to the issuance thereof.

2.4.

Adjustments.  If there shall occur any reorganization, recapitalization, reclassification or other similar event involving Issuer in which the Series B-1 Preferred Stock is reclassified as, converted into or exchanged for new or different securities (the "Successor Securities"), then, following any such reorganization, recapitalization, reclassification or other event, this Note shall be convertible pursuant to Section 2.1 or 2.2 for such Successor Securities and all references in this Note to the Series B-1 Preferred Stock shall be deemed to be references to such Successor Securities, mutatis mutandis.

3.

Demand; Protest; Expenses.  Issuer waives demand, protest, notice of protest, notice of default or dishonor, notice of payment and nonpayment, notice of any default, diligence in collection and notices of intention to accelerate maturity, nonpayment at maturity, release, compromise, settlement, extension, or renewal of accounts, documents, instruments, chattel paper, and guarantees at any time held by Lender on which Issuer may in any way be liable and all other notices or demands relative to this instrument. If action is instituted to collect this Note, Issuer promises to pay all costs and expenses, including, without limitation, reasonable attorneys' fees and costs, incurred in connection with such action.

4.

Event of Default.  If there shall be any Event of Default hereunder, at the option and upon the declaration of Lender and upon written notice to Issuer (which declaration and notice shall not be required in the case of an Event of Default under Section 4.3 or 4.4), this Note shall accelerate and all principal and unpaid accrued interest shall become due and payable. Subject to the provisions hereof, Lender shall have all rights and may exercise any remedies available to it under law, successively or concurrently.  The occurrence of any one or more of the following shall constitute an Event of Default:

4.1.

Issuer fails to pay (i) when due any principal payment on the due date hereunder or (ii) any interest or other payment required under the terms of this Note on the date due and any such payment described in (i) or (ii) above shall not have been made within five (5) business days of Issuer's receipt of Lender's written notice to Issuer of such failure to pay;

4.2.

Issuer fails to perform any covenant under this Note or under Section 5.01(f) of the Purchase Agreement in a timely manner or any representation or warranty of Issuer hereunder shall be inaccurate in any material respect when made;

4.3.

Issuer (i) applies for or consent to the appointment of a receiver, trustee, liquidator or custodian of itself or of all or a substantial part of its property; (ii) is unable, or admits in writing its inability, to pay its debts generally as they mature; (iii) makes a general assignment for the benefit of its or any of its creditors; (iv) is dissolved or liquidated in full or in part; (v) becomes insolvent (as such term may be defined or interpreted under any applicable statute); (vi) commences a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or consents to any such relief or to the appointment of or taking possession of its property by any official in an involuntary case or other proceeding commenced against it; or (vii) takes any action for the purpose of effecting any of the foregoing;

4.4.

Proceedings for the appointment of a receiver, trustee, liquidator or custodian of Issuer or of all or a substantial part of the property thereof, or an involuntary case or other proceedings seeking liquidation, reorganization or other relief with respect to Issuer or the debts thereof under any bankruptcy, insolvency or other similar law or hereafter in effect are commenced and an order for relief entered or such proceeding is not be dismissed or discharged within thirty (30) days of commencement;

4.5.

Issuer or any subsidiary of Issuer is in default under any indebtedness of Issuer in excess of One Hundred Thousand Dollars ($100,000) or in the performance of or compliance with any term of any evidence of any such indebtedness or of any mortgage, indenture or other agreement relating thereto the effect of which is to cause such indebtedness  to become due and payable before its stated maturity or before its regularly scheduled dates of payment, and such default, event or condition continues for more than the period of grace, if any, specified therein and not waived pursuant thereto; provided, however, that for purposes of this Section 4.5, indebtedness shall not include trade payables arising in the ordinary course of the business of the Issuer.

5.

Collateral.  The full amount of this Note is secured by the collateral identified and described as security therefor in the Security Agreement (the "Collateral").  Lender shall not, directly or indirectly, create, permit or suffer to exist, and shall defend the Collateral against and take such other action as is necessary to remove, any lien on or in the Collateral, or in any portion thereof, except as permitted pursuant to the Security Agreement.

6.

Definitions.  As used herein, the following terms shall have the following meanings:

6.1.

"Company Stockholder Approval" shall have the meaning ascribed thereto in the Purchase Agreement.

6.2.

"Conversion Amount" means, as of any date of determination, the sum of (a) all principal under this Note then outstanding, plus (b) all accrued interest under this Note as of such date.

6.3.

"Conversion Price" means six thousand dollars ($6,000.00) per share, as adjusted for stock splits, stock dividends, recapitalizations, combinations and the like.

6.4.

"Exit Event" shall mean a Liquidation Event as such term is defined for purposes of Section 4 of the Certificate of Designation of the Relative Rights and Preferences of the Series B-1 Convertible Preferred Stock and Series B-2 Preferred Stock of the Company, as the same may be amended from time to time.

6.5.

"Maturity Date" means July 31, 2009.

6.6.

"Obligations" means all debt, principal, interest, expenses and other amounts owed to Lender by Issuer pursuant to this Note, whether absolute or contingent, due or to become due, now existing or hereafter arising.

6.7.

"Series B-1 Preferred Stock" means the Series B-1 Preferred Stock of Issuer, $0.01 par value per share

7.

Amendment Provisions.  This Note may not be amended or modified, nor may any of its terms be waived, except by written instruments signed by (a) Issuer and (b) the holders at least a majority of the aggregate principal amount of Notes issued pursuant to the Purchase Agreement.  No waivers of or exceptions to any term, condition or provision of this Note, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

8.

Severability.  The invalidity or unenforceability of any provision of this Note shall not affect the validity or enforceability of any other provision of this Note.

9.

Transfer; Assignment; Binding Effect.

9.1.

This Note shall not be transferable by Issuer without the prior written consent of Lender.  Subject to the provisions of Section 9.2, Lender may assign its rights hereunder to any transferee or assignee in accordance with the terms of the Purchase Agreement. This Note shall be binding upon, and shall inure to the benefit of, Issuer and Lender and their respective successors and permitted assigns.

9.2.

Notwithstanding any provision in this Note to the contrary, no portion of this Note may be transferred or assigned unless and until there is a simultaneous transfer or assignment of an equivalent portion of the warrant issued by the Issuer to Lender on the date hereof (the "Warrant") by the Lender to the same proposed transferee or assignee.  For purposes of this Note, an "equivalent portion of the Warrant" shall mean the number of shares of Series B-2 Preferred Stock of the Issuer then subject to the Warrant or portion of the Warrant equal to the number of shares of Series B-1 Preferred Stock of the Issuer issuable upon conversion of this Note or portion of this Note that the Lender proposes to transfer or assign to the proposed transferee or assignee.

10.

Notices.  Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 5:30 p.m. (New

York City time) on a business day; (b) the business day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified herein later than 5:30 p.m. (New York City time) on any date and earlier than 11:59 p.m. (New York City time) on such date; (c) the business day following the date of mailing, if sent by nationally recognized overnight courier service; (d) five (5) business days after mailing if sent by certified or registered mail; or (e) actual receipt by the party to whom such notice is required to be given if delivered by hand.  The address for such notices and communications shall be as follows:

(a)

If to Issuer:

IGI Laboratories, Inc.

105 Lincoln Avenue

Buena, New Jersey 08310

Telephone No.: (856) 697-1441

Facsimile No.: (856) 697-1001

Attn.: Chief Executive Officer

(b)

With required copies (which shall not constitute notice hereunder) to:

Pepper Hamilton LLP

3000 Two Logan Square

Philadelphia, Pennsylvania 19103

Telephone:  (215) 981-4193

Facsimile:  (215) 981-4750

Attention:  Brian M. Katz, Esq.

(c)

If to Lender, to:

c/o Signet Healthcare Partners, G.P.

Carnegie Hall Towers

152 West 57th Street, 19th Floor

New York, New York 10019

Telephone No.: (212) 419-3906

Facsimile No.: (212) 419-3956

Attn.:  James C. Gale, Managing Director

(d)

With required copies (which shall not constitute notice hereunder) to:

Bingham McCutchen LLP

399 Park Avenue

New York, New York 10022

Telephone No.: (212) 705-7492

Facsimile No.: (212) 702-3631

Attn:  Shon E. Glusky, Esq.

or such other address as Issuer or Lender, as the case may be, may designate to the other in writing hereafter.

11.

No Rights as Stockholder.  This Note, as such, shall not entitle Lender to any rights as a stockholder of Issuer.

12.

Headings and Governing Law.  The headings herein are for convenience only, do not constitute a part of this Note and shall not be deemed to limit or affect any of the provisions hereof.  This Note and all acts and transactions pursuant hereto and the rights and obligations of Issuer and Lender hereunder shall be governed, construed and interpreted in accordance with the internal laws of the State of Delaware, without giving effect to principles of conflicts of law. Each of Issuer and Lender (a) submits to the jurisdiction of any state or federal court sitting in Delaware in any action or proceeding arising out of or relating to this Note; (b) agrees that all claims in respect of such action or proceeding may be heard and determined in any such court; (c) waives any claim of inconvenient forum or other challenge to venue in such court; (d) agrees not to bring any action or proceeding arising out of or relating to this Note in any other court; and (e) waives any right it may have to a trial by jury with respect to any action or proceeding arising out of or relating to this Note.  Each of Issuer and Lender agrees to accept service of any summons, complaint or other initial pleading made in the manner provided for the giving of notices in Section 10, provided that nothing in this Section shall affect the right of a party to serve such summons, complaint or other initial pleading in any other manner permitted by law.

13.

No Impairment.  Except and to the extent as waived or consented to by Lender in accordance with Section 7 above, Issuer will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of any debt or equity securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by Issuer, but will at all times in good faith assist in the carrying out of all the provisions of this Note in order to protect the rights of Lender hereunder against impairment.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Note to be duly executed and delivered as of the date first above written.

ISSUER:

IGI LABORATORIES, INC.

By:
Name:
Title:

Date of Note:  [________________]
Lender:  [________________]
Principal Amount:  $[________________]

Annex E

Form of Warrant

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

IGI LABORATORIES, INC.

PREFERRED STOCK PURCHASE WARRANT

Warrant No. A-__

[___________] shares

Original Issue Date: March 13, 2009

THIS CERTIFIES THAT, FOR VALUE RECEIVED, [_________] or its registered assigns (“Holder”) is entitled to purchase, on the terms and subject to the conditions set forth herein, at any time or from time to time during the Exercise Period (as defined below), but not thereafter, up to [______________] ([______]) shares of the Series B-2 Preferred Stock, $0.01 par value per share (the “Series B-2 Preferred Stock”), of IGI Laboratories, Inc., a Delaware corporation (the “Company”), at a price of $6,000.00 per share (the “Exercise Price”), such number of shares and Exercise Price being subject to adjustment pursuant to the terms set forth in Section 3 of this Warrant. Each share of Series B-2 Preferred Stock for which this Warrant is exercisable is a “Warrant Share” and all such shares are collectively referred to as the “Warrant Shares.” Holder and Issuer hereby agree that the stated value of this Warrant is $100.00.

Section 1.

Exercise Period; Exercise of Warrant.

(a)

This Warrant shall be exercisable, in whole or in part, during the term commencing on July 31, 2009 and ending at 5:00 p.m., Eastern Time, on July 31, 2013, or if such date is not a day on which the Company is open for business, then the next succeeding day on which the Company is open for business; provided, however, that if the convertible promissory note issued by the Company to Holder on the date hereof (the “Convertible Promissory Note”) converts into shares of Series B-1 Preferred Stock of the Company, $0.01 par value per share, in accordance with its terms, on or prior to July 31, 2009, this Warrant shall not become exercisable and shall be null and void for all purposes (the “Warrant Termination Event”). In the event of an Exit Event (as defined below) on or after August 1, 2009, and provided that the Warrant Termination Event has not occurred, then this Warrant shall become exercisable, in whole or in part, immediately prior to (and contingent upon) the consummation by the Company of such Exit Event; provided, however, that if this Warrant is not exercised in whole immediately prior to the consummation by the Company of such Exit Event, then immediately following the consummation by the Company of such Exit Event, this Warrant will not be exercisable and shall be null and void for all purposes. For purposes hereof, an “Exit Event” shall mean a Liquidation Event as such term is defined for purposes of Section 4 of the Certificate of Designation of the Relative Rights and Preferences of the Series B-1 Convertible Preferred Stock and Series B-2 Preferred Stock of the Company, as the same may be amended from time to time.

(b)

This Warrant may, at the option of Holder, be exercised in whole or in part from time to time during the exercise periods set forth in Section 1(a) by delivery to the Company at its principal office: (i) a written notice of such Holder’s election to exercise this Warrant (the “Exercise Notice”), which notice may be in the form of the Notice of Exercise attached hereto, properly executed and completed by Holder or an authorized officer thereof; (ii) a check payable to the order of the Company and/or cancellation of indebtedness owed by the Company to Holder, in each case in an amount equal to the product of the Exercise Price multiplied by the number of Warrant Shares specified in the Exercise Notice; and (iii) this Warrant (the items specified in (i), (ii), and (iii) are collectively the “Exercise Materials”).

(c)

As promptly as practicable, and in any event within five (5) business days after its receipt of the Exercise Materials, the Company shall execute or cause to be executed and delivered to Holder a certificate or certificates representing the number of Warrant Shares specified in the Exercise Notice, together with cash in lieu of any fraction of a share, and if this Warrant is partially exercised, a new warrant on the same terms for the unexercised balance of the Warrant Shares. The stock certificate or certificates shall be registered in the name of Holder or such other name or names as shall be designated in the Exercise Notice. The date on which the Warrant shall be deemed to have been exercised (the “Effective Date”), and the date the person in whose name any certificate evidencing the Warrant Shares issued upon the exercise hereof is issued shall be deemed to have become the holder of record of such shares, shall be the date the Company receives the Exercise Materials, irrespective of the date of delivery of a certificate or certificates evidencing the Warrant Shares issued upon the exercise hereof, provided, however, that if the Exercise Materials are received by the Company on a date on which the transfer agent of the Company is closed, the Effective Date shall be the next succeeding date on which the transfer agent is open. In the event that this Warrant is exercised, in whole or in part, in connection with an Exit Event, the Effective Date shall be the date of the consummation by the Company of such Exit Event. All Warrant Shares will, upon issuance, be fully paid and nonassessable and free from all taxes, liens, and charges with respect thereto.

Section 2.

Net Exercise. In lieu of exercising this Warrant pursuant to Section 1(b), Holder may elect to receive, without payment by Holder of any additional consideration, shares of Series B-2 Preferred Stock equal to the value of this Warrant (or the portion thereof being cancelled) by surrender of this Warrant at the principal office of the Company together with an Exercise Notice, in which event the Company shall issue to Holder a number of shares of Series B-2 Preferred Stock computed using the following formula:

Y (A - B)

X=

A

Where:

X =

The number of shares of Series B-2 Preferred Stock to be

issued to Holder pursuant to this net exercise;

Y =

The number of Warrant Shares in respect of which the net

issue election is made;

A =

The fair market value of one (1) share of Series B-2

Preferred Stock at the time the net issue election is made;

and

B =

The Exercise Price (as adjusted to the date of the net

issuance)

For purposes of this Section 2, the fair market value of one (1) share of Series B-2 Preferred Stock as of a particular date shall be determined as follows: (i) if listed or quoted for trading on a securities market or exchange, the value shall be deemed to be the average closing price of the securities on such exchange over the thirty (30) day period ending three (3) days prior to the net exercise election; (ii) if traded over-the-counter, the value shall be deemed to be the average of the closing bid or sale prices (whichever is applicable) over the thirty (30) day period ending three (3) days prior to the net exercise election; and (iii) if there is no active public market, the value shall be the fair market value thereof, as jointly determined in good faith by Holder and the Company’s Board of Directors. If Holder and the Company’s Board of Directors are unable to reach such a determination, Holder and the Company’s Board of Directors shall jointly select an appraiser, who is experienced in such matters. The decision of such appraiser shall be final and conclusive, and the cost of such appraiser shall be borne equally by Holder and the Company.

Section 3.

Adjustment of Exercise Price and Number of Warrant Shares. The number of and kind of securities purchasable upon exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time as follows:

(a)

Subdivisions, Combinations and Other Issuances. If the Company shall at any time prior to the expiration of this Warrant subdivide its Series B-2 Preferred Stock, by split-up or otherwise, or combine its Series B-2 Preferred Stock, or issue additional shares of its Series B-2 Preferred Stock or Common Stock as a dividend with respect to any shares of its Series B-2 Preferred Stock, the number of Warrant Shares issuable on the exercise of this Warrant shall forthwith be proportionately increased in the case of a subdivision or stock dividend, or proportionately decreased in the case of a combination. Appropriate adjustments shall also be made to the purchase price payable per share, but the aggregate purchase price payable for the total number of Warrant Shares purchasable under this Warrant (as adjusted) shall remain the same. Any adjustment under this Section 3(a) shall become effective at the close of business on the date the subdivision or combination becomes effective, or as of the record date of such dividend, or in the event that no record date is fixed, upon the making of such dividend.

(b)

Reclassification, Reorganization and Consolidation. In case of any reclassification, capital reorganization, or change in the Series B-2 Preferred Stock of the

Company (other than as a result of a subdivision, combination, or stock dividend provided for in Section 3(a) above), then, as a condition of such reclassification, reorganization, or change, lawful provision shall be made, and duly executed documents evidencing the same from the Company or its successor shall be delivered to Holder, so that Holder shall have the right at any time prior to the expiration of this Warrant to purchase, at a total price equal to that payable upon the exercise of this Warrant, the kind and amount of shares of stock and other securities and property receivable in connection with such reclassification, reorganization, or change by a holder of the same number of shares of Series B-2 Preferred Stock as were purchasable by Holder immediately prior to such reclassification, reorganization, or change. In any such case appropriate provisions shall be made with respect to the rights and interest of Holder so that the provisions hereof shall thereafter be applicable with respect to any shares of stock or other securities and property deliverable upon exercise hereof, and appropriate adjustments shall be made to the purchase price per share payable hereunder, provided the aggregate purchase price shall remain the same.

(c)

Notice of Adjustment. When any adjustment is required to be made in the number or kind of shares purchasable upon exercise of the Warrant, or in the Exercise Price, the Company shall promptly notify Holder of such event and of the number of shares of Series B-2 Preferred Stock or other securities or property thereafter purchasable upon exercise of this Warrant.

(d)

No Impairment. The Company and Holder will not, by any voluntary action, directly or indirectly, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company or Holder, respectively, but will at all times in good faith assist in the carrying out of all the provisions of this Section 3 and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Company and Holder against impairment.

Section 4.

No Stockholder Rights. This Warrant shall not entitle Holder to any voting rights or other rights as a stockholder of the Company.

Section 5.

Issuance of Warrant Shares. The Company covenants that it will at all times keep available such number of authorized shares of its Series B-2 Preferred Stock, free from all preemptive rights with respect thereto, which will be sufficient to permit the exercise of this Warrant for the full number of Warrant Shares specified herein.

Section 6.

Transfer of Securities.

(a)

This Warrant and the Warrant Shares and any shares of capital stock received in respect thereof, whether by reason of a stock split or share reclassification thereof, a stock dividend thereon, or otherwise, shall not be transferable except upon compliance with the provisions of the Securities Act of 1933, as amended (the “Securities Act”), and applicable state securities laws with respect to the transfer of such securities. Holder, by acceptance of this Warrant, agrees to be bound by the provisions this Section 6 and to indemnify and hold harmless the Company against any loss or liability arising from the disposition of this Warrant or the

Warrant Shares issuable upon exercise hereof or any interest in either thereof in violation of the provisions of this Warrant.

(b)

Each certificate for the Warrant Shares and any shares of capital stock received in respect thereof, whether by reason of a stock split or share reclassification thereof, a stock dividend thereon or otherwise, and each certificate for any such securities issued to subsequent transferees of any such certificate shall (unless otherwise permitted by the provisions hereof) be stamped or otherwise imprinted with a legend in substantially the following form:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.”

Section 7.

Miscellaneous.

(a)

The terms of this Warrant shall be binding upon and shall inure to the benefit of any successors or permitted assigns of the Company and Holder.

(b)

Notwithstanding any provision herein to the contrary, no portion of this Warrant may be transferred or assigned unless and until there is a simultaneous transfer or assignment of an equivalent portion of the Promissory Note (including any right to receive interest thereon) by the Holder to the same proposed transferee or assignee. For purposes of this Warrant, an “equivalent portion of the Promissory Note” shall mean the principal amount of the Promissory Note then convertible into the number of shares of Series B-1 Preferred Stock of the Company equal to the number of shares of Series B-2 Preferred Stock of the Company then subject to this Warrant or the portion of this Warrant that the Holder proposes to transfer or assign to the proposed transferee or assignee.

(c)

Except as otherwise provided herein, this Warrant and all rights hereunder are transferable by Holder in person or by duly authorized attorney on the books of the Company upon surrender of this Warrant, properly endorsed, to the Company. The Company may deem and treat the registered holder of this Warrant at any time as the absolute owner hereof for all purposes and shall not be affected by any notice to the contrary.

(d)

Notwithstanding any provision herein to the contrary, Holder may not exercise, sell, transfer, or otherwise assign this Warrant unless the Company is provided with an opinion of counsel satisfactory in form and substance to the Company, to the effect that such exercise, sale, transfer, or assignment would not violate the Securities Act or applicable state securities laws.

(e)

Subject to Section 7(b), this Warrant may be divided into separate warrants covering one share of Series B-2 Preferred Stock or any whole multiple thereof, for the total number of shares of Series B-2 Preferred Stock then subject to this Warrant at any time, or from time to time, upon the request of the registered holder of this Warrant and the surrender of the same to the Company for such purpose. Such subdivided Warrants shall be issued promptly by the Company following any such request and shall be of the same form and tenor as this Warrant, except for any requested change in the name of the registered holder stated herein.

(f)

Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 5:30 p.m. (New York City time) on a business day; (b) the business day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified herein later than 5:30 p.m. (New York City time) on any date and earlier than 11:59 p.m. (New York City time) on such date; (c) the business day following the date of mailing, if sent by nationally recognized overnight courier service; (d) five (5) business days after mailing if sent by certified or registered mail; or (e) actual receipt by the party to whom such notice is required to be given if delivered by hand. The address for such notices and communications shall be as follows:

If to the Company:

IGI Laboratories, Inc.
105 Lincoln Avenue
Buena, New Jersey 08310
Telephone No.: (856) 697-1441
Facsimile No.: (856) 697-1001
Attn.: Chief Executive Officer

With a copy to:

Pepper Hamilton LLP
3000 Two Logan Square
Philadelphia, Pennsylvania 19103
Telephone: (215) 981-4193
Facsimile: (215) 981-4750
Attention: Brian M. Katz, Esq.

If to Holder:

c/o Signet Healthcare Partners, G.P.
Carnegie Hall Towers
152 West 57th Street, 19th Floor
New York, New York 10019
Telephone No.: (212) 419-3906
Facsimile No.: (212) 419-3956
Attn.: James C. Gale, Managing Director

With a copy to:

Bingham McCutchen LLP
399 Park Avenue
New York, New York 10022
Telephone No.: (212) 705-7492
Facsimile No.: (212) 702-3631
Attn: Shon E. Glusky, Esq.

or such other address as may be designated in writing hereafter, in the same manner, by such Person.

(g)

In case any one or more of the provisions of this Warrant shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Warrant shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision which shall be a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Warrant.

(h)

The headings herein are for convenience only, do not constitute a part of this Warrant and shall not be deemed to limit or affect any of the provisions hereof.

(i)

This Warrant and all acts and transactions pursuant hereto and the rights and obligations of the Company and Holder hereunder shall be governed, construed and interpreted in accordance with the internal Laws of the State of Delaware, without giving effect to principles of conflicts of law. Each of the Company and Holder (a) submits to the jurisdiction of any state or federal court sitting in Delaware in any action or proceeding arising out of or relating to this Warrant; (b) agrees that all claims in respect of such action or proceeding may be heard and determined in any such court; (c) waives any claim of inconvenient forum or other challenge to venue in such court; (d) agrees not to bring any action or proceeding arising out of or relating to this Warrant in any other court; and (e) waives any right it may have to a trial by jury with respect to any action or proceeding arising out of or relating to this Warrant. Each of the Company and Holder agrees to accept service of any summons, complaint or other initial pleading made in the manner provided for the giving of notices in Section 7(e), provided that nothing in this Section shall affect the right of a party to serve such summons, complaint or other initial pleading in any other manner permitted by law.

[Signature Page Follows]

IN WITNESS WHEREOF, the Company, has caused this Warrant to be executed in its name by its duly authorized officers under seal, and to be dated as of the date first above written.

IGI LABORATORIES, INC.

By:
Name:
Title:

[SIGNATURE PAGE TO PREFERRED STOCK PURCHASE WARRANT OF IGI LABORATORIES, INC.]

ASSIGNMENT

(To be Executed by Holder to effect a transfer of the foregoing Warrant)

FOR VALUE RECEIVED, the undersigned hereby sells, and assigns and transfers unto ______________________ the foregoing Warrant and the rights represented thereto to purchase shares of Series B-2 Preferred Stock, par value $0.01 per share, of IGI Laboratories, Inc. in accordance with terms and conditions thereof, and does hereby irrevocably constitute and appoint ________________ as attorney to transfer the said Warrant on the books of the Company, with full power of substitution.

HOLDER

Entity Name:
By:
Title:
Date:

Address:

EXERCISE NOTICE

[To be signed only upon exercise of Warrant]

To:

IGI LABORATORIES, INC.

The undersigned Holder of the attached Warrant hereby irrevocably elects to:

_________

(a) Purchase _________ shares of Series B-2 Preferred Stock, par value $0.01 per share, of IGI Laboratories, Inc., pursuant to the terms of the attached Warrant and payment of the Exercise Price per share required under such Warrant accompanies this Notice;

OR

_________

(b) Exercise the attached Warrant for [all of the shares] [_______ of the shares] [cross out inapplicable phrase] purchasable under the Warrant pursuant to the net exercise provisions of Section 2 of such Warrant.

The undersigned herewith requests that the certificates for such shares be issued in the name of, and delivered to the undersigned, whose address is _______________________.

If electronic book entry transfer, complete the following:

Account Number: ______________________

Transaction Code Number: ______________

Dated: ___________________

HOLDER

Entity Name:
By:
Title:
Date:

Address:

Annex F

Rockport Warrant

NEITHER THIS WARRANT NOR THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY APPLICABLE STATE SECURITIES LAW AND NEITHER MAY BE SOLD OR OTHERWISE TRANSFERRED UNTIL (I) A REGISTRATION STATEMENT UNDER SUCH SECURITIES ACT AND SUCH APPLICABLE STATE SECURITIES LAWS SHALL HAVE BECOME EFFECTIVE WITH REGARD THERETO, OR (II) THE COMPANY SHALL HAVE RECEIVED A WRITTEN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY TO THE EFFECT THAT REGISTRATION UNDER SUCH SECURITIES ACT AND SUCH APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED IN CONNECTION WITH SUCH PROPOSED TRANSFER.

IGI LABORATORIES, INC.

COMMON STOCK PURCHASE WARRANT

Warrant No. ___

350,000 shares

Original Issue Date: March 13, 2009

THIS CERTIFIES THAT, FOR VALUE RECEIVED, ROCKPORT VENTURE SECURITIES, LLC or its registered assigns (the “Holder”) is entitled to purchase, on the terms and conditions hereinafter set forth, at any time in whole or in part from the Original Issue Date set forth above until 5:00 p.m., Eastern Time, on the third anniversary of the Original Issue Date, or if such date is not a day on which the Company (as hereinafter defined) is open for business, then the next succeeding day on which the Company is open for business (such date is the “Expiration Date”), but not thereafter, three hundred and fifty thousand (350,000) shares of the Common Stock, $0.01 par value (the “Common Stock”), of IGI Laboratories, Inc., a Delaware corporation (the “Company”), at $0.41 per share (the “Exercise Price”), such number of shares and Exercise Price being subject to adjustment upon the occurrence of the contingencies set forth in this Warrant.  Each share of Common Stock as to which this Warrant is exercisable is a “Warrant Share” and all such shares are collectively referred to as the “Warrant Shares.”

Section 1.

Definitions.

(a)  “Effective Date” shall mean the date on which the Warrant shall be deemed to have been exercised.

(b)  “Initial Issuance Date” shall mean the date on which shares of Series B-1 Preferred Stock are first purchased pursuant to the Purchase Agreement.

(c)  “Liquidation Event” shall mean (i) the liquidation, dissolution or winding up of the affairs of the Company, whether voluntary or involuntary, (ii) the consolidation or merger of the Company with or into any other corporation or corporations in which the Company is not the surviving entity, (iii) the sale of all or substantially all of the assets of the Company or (iv) the effectuation by the Company of a transaction or series of transactions in which more than 50% of the voting shares of the Company is disposed of or conveyed.

(d)  “Purchase Agreement” shall mean the Securities Purchase Agreement by and among the Company and the purchasers set forth on Schedule A thereto, dated March 13, 2009.

(e)  “Registration Rights Agreement” shall mean the Registration Rights Agreement by and among the Company, Rockport Venture Securities, LLC and the purchasers set forth on Schedule A thereto, dated March 13, 2009.

(f)  “Series B-1 Convertible Note” shall mean the secured convertible promissory note convertible into shares of Series B-1 Preferred Stock pursuant to the terms of the Purchase Agreement.

(g)  “Series B-1 Preferred Stock” shall mean the Series B-1 Convertible Preferred Stock of the Company, par value $0.01 per share.

Section 2.

Exercise of Warrant; Conversion of Warrant.

(a)

Until such time as the Company obtains stockholder approval for (i) the issuance of the Series B-1 Preferred Stock on the Initial Issuance Date and upon conversion of the Series B-1 Convertible Note (and the Common Stock into which such Series B-1 Preferred Stock is convertible) pursuant to the terms of the Purchase Agreement and (ii) any change of control relating from such issuance, each pursuant to the applicable requirements of Section 713 of the NYSE Amex Company Guide (the “Stockholder Approval”), this Warrant shall be exercisable for no more than eighty-eight thousand five hundred fifty (88,550) shares of Common Stock, subject to adjustment upon the occurrence of the contingencies set forth in this Warrant.  From and after such time as the Stockholder Approval is obtained, this Warrant may, at the option of the Holder, be exercised in whole or in part.  Notwithstanding the foregoing, in the event of a Liquidation Event prior to the Company’s receipt of Stockholder Approval, this Warrant shall become exercisable, in whole immediately prior to (and contingent upon) the consummation by the Company of such Liquidation Event.

(b)

Subject to the limitations described in Section 2(a) above, this Warrant may, at the option of the Holder, be exercised in whole or in part from time to time, on or before 5:00 p.m., Eastern Time, on the Expiration Date, by delivery to the Company at its principal office (i) a written notice of such Holder's election to exercise this Warrant (the “Exercise Notice”), which notice may be in the form of the Notice of Exercise attached hereto, properly executed and completed by the Holder or an authorized officer thereof, (ii) a check or other funds (the “Funds”) payable to the order of the Company, in an amount equal to the product of the Exercise Price multiplied by the number of Warrant Shares specified in the Exercise Notice, and (iii) this Warrant (the items specified in (i), (ii), and (iii) are collectively the “Exercise Materials”); provided, however, that if this Warrant is not exercised in whole immediately prior to the consummation by the Company of a Liquidation Event, then immediately following the consummation by the Company of such Liquidation Event, this Warrant will not be exercisable and shall be null and void for all purposes.  Notwithstanding anything in this Warrant Agreement to the contrary, if this Warrant shall not have been exercised in full immediately prior to a Liquidation Event, then this Warrant shall be automatically exercised pursuant to Section 3 below, without further action on the part of the Holder (and the Holder hereof shall be deemed to be a holder of the Common Stock issued upon such automatic exercise), immediately prior to the Liquidation Event, unless at any time on or before such time, the Holder shall notify the Company in writing that no such automatic exercise is to occur.

(c)

As promptly as practicable, and in any event within five (5) business days after the later of (i) its receipt of the Exercise Materials and (ii) the clearing of the Funds, the Company shall execute or cause to be executed and delivered to the Holder a certificate or certificates representing the number of Warrant Shares specified in the Exercise Notice, together with cash in lieu of any fraction of a share.  The stock certificate or certificates shall be registered in the name of the Holder or such other name or names as shall be designated in the Exercise Notice.  The Effective Date and the date the person in whose name any certificate evidencing the Common Stock issued upon the exercise hereof is issued shall be deemed to have become the holder of record of such shares, shall be the date the Company receives the Exercise Materials, irrespective of the date of delivery of a certificate or certificates evidencing the Common Stock issued upon the exercise or conversion hereof, provided, however, that if the Exercise Materials are received by the Company on a date on which the stock transfer books of the Company are closed, the Effective Date shall be the next succeeding date on which the stock transfer books are open.  If this Warrant shall have been exercised only in part, then, unless this Warrant has expired, the Company shall, at its expense, at the time of delivery of such certificates, deliver to the Warrantholder a new Warrant representing the right to purchase the number of shares with respect to which this Warrant shall not then have been exercised.  In the event that this Warrant is exercised, in whole in connection with a Liquidation Event, the Effective Date shall be the date of the consummation by the Company of such Liquidation Event.  All shares of Common Stock issued upon the exercise or conversion of this Warrant will, upon issuance, be fully paid and non-assessable and free from all taxes, liens, and charges with respect thereto.

Section 3.

Cashless Exercise.  In lieu of exercising this Warrant pursuant to Section 2(c), the Holder may elect to receive, without payment by the Holder of any additional consideration, shares of Common Stock equal to the value of this Warrant (or the portion thereof being cancelled) by surrender of this Warrant at the principal office of the Company together with an Exercise Notice, in which event the Company shall issue to the Holder a number of shares of Common Stock computed using the following formula:

Y (A - B)

X=

A

Where: X =

The number of shares of Common Stock to be issued to the Holder pursuant to this cashless exercise;

Y =

The number of Warrant Shares in respect of which the cashless exercise election is made;

A =

The fair market value of one (1) share of Common Stock at the time the cashless exercise election is made; and

B =

The Exercise Price (as adjusted to the date of the cashless exercise)

For purposes of this Section 3, the fair market value of one (1) share of Common Stock as of a particular date shall be determined as follows: (i) if listed or quoted for trading on a securities market or exchange, the value shall be deemed to be the average closing price of the securities on such exchange over the thirty (30) day period ending three (3) days prior to the cashless exercise election; (ii) if traded over-the-counter, the value shall be deemed to be the average of the closing bid or sale prices (whichever is applicable) over the thirty (30) day period ending three (3) days prior to the cashless exercise election; and (iii) if there is no active public market, the value shall be the fair market value thereof, as jointly determined in good faith by the Holder and the Company’s Board of Directors.  If the Holder and the Company’s Board of Directors are unable to reach such a determination, the Holder and the Company’s Board of Directors shall jointly select an appraiser, who is experienced in such matters.  The decision of such appraiser shall be final and conclusive, and the cost of such appraiser shall be borne equally by the Holder and the Company.

Section 4.

Adjustments to Warrant Shares.  The Exercise Price and number of Warrant Shares issuable upon exercise of this Warrant are subject to adjustment from time to time as set forth in this Section 4.

(a)

Subdivisions, Combinations and Other Issuances.  If the Company shall at any time prior to the expiration of this Warrant subdivide its Common Stock, by split-up or otherwise, or combine its Common Stock, or issue additional shares of its Common Stock as a dividend, the number of Warrant Shares issuable on the exercise of this Warrant shall forthwith be proportionately increased in the case of a subdivision or stock dividend, or proportionately decreased in the case of a combination.  Appropriate adjustments shall also be made to the Exercise Price, but the aggregate Exercise Price payable for the total number of Warrant Shares purchasable under this Warrant (as adjusted) shall remain the same. Any adjustment under this Section 4(a) shall become effective at the close of business on the date the subdivision or combination becomes effective, or as of the record date of such dividend, or in the event that no record date is fixed, upon the making of such dividend.

(b)

Reclassification, Reorganization and Consolidation.  In case of any reclassification, capital reorganization, or change in the Common Stock of the Company (other than as a result of a subdivision, combination, or stock dividend provided for in Section 4(a) above), then, as a condition of such reclassification, reorganization, or change, lawful provision shall be made, and duly executed documents evidencing the same from the Company or its successor shall be delivered to the Holder, so that the Holder shall have the right at any time prior to the expiration of this Warrant to purchase, at a total price equal to that payable upon the exercise of this Warrant, the kind and amount of shares of stock and other securities and property receivable in connection with such reclassification, reorganization, or change by a holder of the same number of shares of Common Stock as were purchasable by the Holder immediately prior to such reclassification, reorganization, or change. In any such case appropriate provisions shall be made with respect to the rights and interest of the Holder so that the provisions hereof shall thereafter be applicable with respect to any shares of stock or other securities and property deliverable upon exercise hereof, and appropriate adjustments shall be made to the Exercise Price payable hereunder, provided the aggregate Exercise Price shall remain the same.

(c)

Calculations.  All calculations under this Section 4 shall be made to the nearest cent or the nearest 1/100th of a share, as applicable.  The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company, and the disposition of any such shares shall be considered an issue or sale of Common Stock.

(d)

The Company covenants and agrees that all Warrant Shares which may be issued will, upon issuance, be validly issued, fully paid, and non-assessable.  The Company further covenants and agrees that the Company will at all times have authorized and reserved, free from preemptive rights, a sufficient number of shares of its Common Stock to provide for the exercise of this Warrant in full.

Section 5.

Notice of Adjustments.  Upon the occurrence of each adjustment pursuant to Section 4, the Company at its expense will promptly compute such adjustment in accordance with the terms of this Warrant and prepare a certificate setting forth such adjustment, including a statement of the adjusted Exercise Price, describing the transactions giving rise to such adjustments and showing in detail the facts upon which such adjustment is based.  When any such adjustment is required to be made, the Company will promptly, but in any event no later than ten (10) days after said adjustment, notify the Holder of the event giving rise to such adjustment and deliver a copy of each such certificate to the Holder.

Section 6.

Registration Rights.  The Holder shall be entitled to registration rights with respect to the Warrant Shares as set forth in the Registration Rights Agreement.

Section 7.

No Stockholder Rights. This Warrant shall not entitle Holder to any voting rights or other rights as a stockholder of the Company.

Section 8.

Transfer of Securities.

(a)

This Warrant and the Warrant Shares and any shares of capital stock received in respect thereof, whether by reason of a stock split or share reclassification thereof, a stock dividend thereon, or otherwise, shall not be transferable except upon compliance with the provisions of the Securities Act of 1933, as amended (the “Securities Act”), and applicable state securities laws with respect to the transfer of such securities.  The Holder, by acceptance of this Warrant, agrees to be bound by the provisions this Section 8 hereof and to indemnify and hold harmless the Company against any loss or liability arising from the disposition of this Warrant or the Warrant Shares issuable upon exercise hereof or any interest in either thereof in violation of the provisions of this Warrant.

(b)

Each certificate for the Warrant Shares and any shares of capital stock received in respect thereof, whether by reason of a stock split or share reclassification thereof, a stock dividend thereon, or otherwise, and each certificate for any such securities issued to subsequent transferees of any such certificate shall (unless otherwise permitted by the provisions hereof) be stamped or otherwise imprinted with a legend in substantially the following form:

“NEITHER THIS WARRANT NOR THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAW AND NEITHER MAY BE SOLD OR OTHERWISE TRANSFERRED UNTIL (I) A REGISTRATION STATEMENT UNDER SUCH SECURITIES ACT AND SUCH APPLICABLE STATE SECURITIES LAWS SHALL HAVE BECOME EFFECTIVE WITH REGARD THERETO, OR (II) THE COMPANY SHALL HAVE RECEIVED A WRITTEN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY TO THE EFFECT THAT REGISTRATION UNDER SUCH SECURITIES ACT AND SUCH APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED IN CONNECTION WITH SUCH PROPOSED TRANSFER.”

Section 9.

Replacement of Warrant.  If this Warrant is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation hereof, or in lieu of and substitution for this Warrant, a new warrant (the “New Warrant”), but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable bond or indemnity, if requested.

Section 10.

Miscellaneous.

(a)

The terms of this Warrant shall be binding upon and shall inure to the benefit of any successors or permitted assigns of the Company and the Holder.

(b)

Except as otherwise provided herein, this Warrant and all rights hereunder are transferable by the registered holder hereof in person or by duly authorized attorney on the books of the Company upon surrender of this Warrant, properly endorsed, to the Company.  The Company may deem and treat the registered holder of this Warrant at any time as the absolute owner hereof for all purposes and shall not be affected by any notice to the contrary.

(c)

Notwithstanding any provision herein to the contrary, the Holder may not exercise, sell, transfer, or otherwise assign this Warrant unless the Company is provided with an opinion of counsel satisfactory in form and substance to the Company, to the effect that such exercise, sale, transfer, or assignment would not violate the Securities Act or applicable state securities laws.

(d)

Any notices, consents, waivers, or other communications required or permitted to be given under the terms of this Warrant must be in writing and will be deemed to have been delivered (a) upon receipt, when delivered personally, (b) upon receipt, when sent by facsimile, provided a copy is mailed by U.S. certified mail, return receipt requested, (c) three (3) days after being sent by U.S. certified mail, return receipt requested, or (d) one (1) day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same.

If to the Company:

IGI Laboratories, Inc.
105 Lincoln Avenue
Buena, New Jersey 08310
Telephone No.: (856) 697-1441
Facsimile No.: (856) 697-1001
Attn.: Chief Executive Officer

With a copy to:

Pepper Hamilton LLP
3000 Two Logan Square
Philadelphia, Pennsylvania 19103
Telephone:  (215) 981-4193
Facsimile:  (215) 981-4750
Attention:  Brian M. Katz, Esq.

If to Holder:

Rockport Venture Securities, LLC
275 Cabot Street, Suite 10
Beverly, Massachusetts  01915
Facsimile No.: (978) 969-3500
Attn.:  Thomas R. Bassinger

With a copy to:

Choate, Hall & Stewart LLP
Two International Place
Boston, Massachusetts 02110
Telephone Number (617) 248-5000
Facsimile No: (617) 248-4000
Attn:  Frederick P. Callori

(f)

All questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be governed by the internal laws of the State of Delaware, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of Delaware.  Each party hereby irrevocably submits to the non-exclusive jurisdiction of the state and federal courts sitting in the State of Delaware, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper.  Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Warrant and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

(g)

The headings herein are for convenience only, do not constitute a part of this Warrant and shall not be deemed to limit or affect any of the provisions hereof.

(h)

In case any one or more of the provisions of this Warrant shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Warrant shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Warrant.

[the remainder of this page intentionally left blank]

SIGNATURE PAGE
TO
IGI LABORATORIES, INC.

COMMON STOCK PURCHASE WARRANT

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed in its name by its duly authorized officers under seal, and to be dated as of the date first above written.

IGI LABORATORIES, INC.

By:	/s/ Rajiv Mathur
Name:	Rajiv Mathur
Title:	Chief Executive Officer

[Signature Page to IGI Laboratories, Inc. Common Stock Purchase Warrant]

ASSIGNMENT

(To be Executed by the Holder to effect a transfer of the foregoing Warrant)

FOR VALUE RECEIVED, the undersigned hereby sells, and assigns and transfers unto ______________________ the foregoing Warrant and the rights represented thereto to purchase shares of Common Stock, par value $0.01 per share, of IGI LABORATORIES, INC. in accordance with terms and conditions thereof, and does hereby irrevocably constitute and appoint ________________ Attorney to transfer the said Warrant on the books of the Company, with full power of substitution.

Holder:

Address

Dated: __________________, 20__

In the presence of:

NOTICE OF EXERCISE

[To be signed only upon exercise of Warrant]

To:

IGI LABORATORIES, INC.

The undersigned Holder of the attached Warrant hereby irrevocably elects to exercise the Warrant for, and to purchase thereunder, _________ shares of Common Stock, par value $0.01 per share, of IGI LABORATORIES, INC., issuable upon exercise of said Warrant and hereby surrenders said Warrant.

The undersigned herewith requests that the certificates for such shares be issued in the name of, and delivered to the undersigned, whose address is ____________________________.

If electronic book entry transfer, complete the following:

Account Number:

Transaction Code Number:

Dated:

Holder:

By:
Name:
Title:

NOTICE

The signature above must correspond to the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatsoever.

IGI LABORATORIES, INC.

PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD MAY 15, 2009

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF IGI LABORATORIES, INC.

The undersigned, having received notice of the meeting and management’s proxy statement therefore, and revoking all prior proxies, hereby appoint(s) Nadya Lawrence and Justine Kostka, and each of them, attorneys or attorney of the undersigned (with full power of substitution in them and each of them) for and in the name(s) of the undersigned to attend the Annual Meeting of Stockholders of IGI Laboratories, Inc. (the “Company”) to be held at 10:00 a.m., local time, on Friday, May 15, 2009 at Buena Vista Country Club, 301 Country Club Lane, Buena, New Jersey, 08310, and at any adjourned sessions thereof, and there to vote and act upon the following matters in respect of all shares of stock of the Company which the undersigned will be entitled to vote or act upon, with all the powers the undersigned would possess if personally present.

PLEASE VOTE, DATE, AND SIGN ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

(Continued and to be signed on the reverse side)

COMMENTS:

■	■

ANNUAL MEETING OF STOCKHOLDERS OF

IGI LABORATORIES, INC.

May 15, 2009

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 15, 2009:

The Notice of Annual Meeting, Proxy Statement and 2008 Annual Report to Stockholders are

available on the Company’s website at www.askigi.com/content/investor_relations.htm.

Please date, sign and mail

your proxy card in the

envelope provided as soon

as possible.

ê Please detach along perforated line and mail in the envelope provided. ê

■

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL NOMINEES LISTED IN

PROPOSAL NO. 1 AND “FOR” PROPOSAL NO. 2 AND “FOR” PROPOSAL NO. 3.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE  ☒

1. Election of Directors:		IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.
NOMINEES:
☐ FOR ALL NOMINEES	O Jane E. Hager O Stephen J. Morris O Terrence O’Donnell O Rajiv Mathur
☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IF NO DIRECTION IS GIVEN, THE SHARES REPRESENTED WILL BE VOTED “FOR” PROPOSAL NO. 1, “FOR” PROPOSAL NO. 2 AND “FOR” PROPOSAL NO. 3, AND IN ACCORDANCE WITH THE PROXIES’ DISCRETION ON SUCH OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING.

☐ FOR ALL EXCEPT (See instructions below)

2. Proposal to approve (i) the issuance and sale of the Company’s Series B-1 Convertible Preferred Stock and the common stock into which it converts as part of a private placement that will result in the Investors owning approximately 49.5% of the Company’s outstanding common stock, on an as-converted basis, (ii) the change of control that may result from such issuance and the associated rights of the holders of the Series B-1 Convertible Preferred Stock, and (iii) the issuance of warrants to purchase the Company’s common stock to its placement agent in the private placement.

☐ FOR ☐ AGAINST ☐ ABSTAIN

3. Proposal to approve the issuance of shares of the Company’s common stock upon the conversion of the principal amount of the $500,000 secured line of credit agreement with Pinnacle Mountain Partners, LLC, a company owned by Dr. Edward and Jane Hager, significant stockholders of the Company, and in the case of Mrs. Hager, a director of the Company, at a conversion rate of $0.41 per share.

☐ FOR ☐ AGAINST ☐ ABSTAIN

INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●	TO INCLUDE ANY COMMENTS, USE THE COMMENTS BOX ON THE REVERSE SIDE OF THIS CARD.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:

Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign the full corporate name by a duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by an authorized person.

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